UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

SCHEDULE 14A

Proxy Statement Pursuant to Section 14(a)

of the Securities Exchange Act of 1934

(Amendment No.     )

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Syntroleum Corporation

(Name of Registrant as Specified In Its Charter)

(Name of Person(s) Filing Proxy Statement, if other than the Registrant)

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March 30, 2005

To Our Stockholders:

You are cordially invited to attend the 2005 annual meeting of stockholders of Syntroleum Corporation. On the following pages you will find a proxy statement that provides detailed information concerning the annual meeting, including the following matters to be acted upon at the meeting:

•	the election of three directors to serve three-year terms;

•	a proposal to adopt the Syntroleum Corporation 2005 Stock Incentive Plan covering up to 6,600,000 shares of our common stock;

•	a proposal to approve the issuance of shares of our common stock and warrants to purchase shares of our common stock to Mr. Ziad Ghandour, one of our directors and a business consultant to us; and

•	a proposal to ratify the appointment of Grant Thornton LLP as our independent registered public accounting firm for the year ending December 31, 2005.

The record date for determining stockholders entitled to notice of and to vote at the annual meeting is March 21, 2005. The date, time and place of the annual meeting are:

April 25, 2005

3:00 p.m. local time

Tulsa Community College, West Campus

7505 West 41st Street

Tulsa, Oklahoma 74107

A copy of our 2004 annual report to stockholders is enclosed.

I hope you will be able to attend the annual meeting in person. Whether or not you plan to attend, please be sure to date, sign and return the proxy card in the enclosed envelope, or submit your proxy by telephone or the Internet, as promptly as possible so that your shares may be represented at the meeting and voted in accordance with your wishes. Your vote is important regardless of the number of shares you own.

Sincerely,

John B. Holmes, Jr.

President and Chief Executive Officer

SYNTROLEUM CORPORATION

4322 South 49th West Avenue

Tulsa, Oklahoma 74107

NOTICE OF ANNUAL MEETING OF STOCKHOLDERS

To Be Held April 25, 2005

To the Stockholders:

The 2005 annual meeting of stockholders of Syntroleum Corporation will be held at Tulsa Community College, West Campus, 7505 West 41st Street, Tulsa, Oklahoma 74107, on April 25, 2005, at 3:00 p.m. local time. At the annual meeting, the following matters will be voted upon:

(1)	A proposal to elect three Class C directors as members of our board of directors to serve until the 2008 annual meeting of stockholders or until their respective successors have been duly elected and qualified (Proposal 1);

(2)	A proposal to adopt the Syntroleum Corporation 2005 Stock Incentive Plan covering up to 6,600,000 shares of our common stock (Proposal 2);

(3)	A proposal to approve the issuance of shares of our common stock and warrants to purchase shares of our common stock to Mr. Ziad Ghandour, one of our directors and a business consultant to us (Proposal 3);

(4)	A proposal to ratify the appointment of Grant Thornton LLP as our independent registered public accounting firm for the year ending December 31, 2005 (Proposal 4); and

(5)	Such other business as may properly come before the meeting or any adjournment of the meeting.

These matters are described more fully in the accompanying proxy statement.

Only stockholders of record at the close of business on March 21, 2005, are entitled to notice of and to vote at the annual meeting.

Your vote is important—as is the vote of every stockholder—and the board of directors appreciates the cooperation of stockholders in directing proxies to vote at the meeting. It is important that your shares be represented at the meeting by your signing and returning the enclosed proxy card in the accompanying envelope, or by submitting your proxy by telephone or the Internet, as promptly as possible, whether or not you expect to be present in person. For additional instructions on voting by telephone or the Internet, please refer to your proxy card.

You may revoke your proxy at any time by following the procedures set forth in the accompanying proxy statement.

By Order of the Board of Directors,

Richard L. Edmonson

Senior Vice President, General Counsel

and Corporate Secretary

March 30, 2005

SYNTROLEUM CORPORATION

PROXY STATEMENT

This proxy statement is furnished in connection with the solicitation of proxies by our board of directors for use at our 2005 annual meeting of stockholders to be held at the time and place set forth in the accompanying notice. This proxy statement and accompanying proxies are initially being mailed to our stockholders on or about March 30, 2005. As used in this proxy statement, the terms “we,” “our” or “us” mean Syntroleum Corporation, a Delaware corporation, unless the context indicates otherwise.

GENERAL INFORMATION

Voting

Only stockholders of record at the close of business on March 21, 2005 are entitled to notice of, and to vote at, the annual meeting. As of such date, 54,264,790 shares of common stock were outstanding. Each outstanding share entitles the holder to one vote on each matter submitted to a vote of stockholders at the meeting. No other class of stock with voting rights is outstanding. Cumulative voting is not allowed in the election of directors.

Stockholders may vote in any of the four following ways: (1) by attending the 2005 annual meeting of stockholders; (2) by calling the toll-free number listed on the proxy card; (3) by voting on the Internet at the address listed on the proxy card; or (4) by marking, signing, dating and mailing the proxy card in the enclosed envelope. For additional instructions on voting by telephone or the Internet, please refer to the proxy card.

All properly executed proxies received prior to the commencement of voting at the annual meeting will be voted in accordance with the specification made on the proxy. Proxies submitted without specification will be voted (except to the extent that authority to vote has been withheld) (1) FOR Proposal 1 to elect the nominees for director proposed by the board of directors, (2) FOR Proposal 2 to approve the adoption of the Syntroleum Corporation 2005 Stock Incentive Plan covering up to 6,600,000 shares of our common stock, (3) FOR Proposal 3 to approve the issuance of shares of our common stock and warrants to purchase shares of our common stock to Mr. Ziad Ghandour, one of our directors and a business consultant to us; and (4) FOR Proposal 4 to ratify the appointment of Grant Thornton LLP as our independent registered public accounting firm for the year ending December 31, 2005. In connection with any other business that may properly come before the meeting, proxies will be voted in the discretion of the persons named in the proxy, except that proxies voted against the proposal to elect each of the three nominees as directors will not be voted in favor of any adjournment of the annual meeting for the purpose of soliciting additional proxies. The persons named as proxies were designated by the board of directors and are officers.

Quorum

The holders of a majority of the shares entitled to vote at the annual meeting, represented in person or by proxy, constitute a quorum for the transaction of business at the annual meeting. Abstentions and broker “non-votes” will be counted as present for purposes of determining whether there is a quorum at the annual meeting. The term broker “non-votes” refers to shares held by brokers and other nominees or fiduciaries that are present at the annual meeting but are not voted on a particular matter because those persons are precluded from exercising their voting authority because of the matter’s “non-routine” nature.

Matters to be Voted Upon

At the annual meeting, the following matters will be voted upon:

(1)	A proposal to elect three Class C directors as members of our board of directors to serve until the 2008 annual meeting of stockholders or until their respective successors have been duly elected and qualified (Proposal 1);

(2)	A proposal to adopt the Syntroleum Corporation 2005 Stock Incentive Plan covering up to 6,600,000 shares of our common stock (Proposal 2);

(3)	A proposal to approve the issuance of shares of our common stock and warrants to purchase shares of our common stock to Mr. Ziad Ghandour, one of our directors and a business consultant to us (Proposal 3);

(4)	A proposal to ratify the appointment of Grant Thornton LLP as our independent registered public accounting firm for the year ending December 31, 2005 (Proposal 4); and

(5)	Such other business as may properly come before the meeting or any adjournment of the meeting.

We know of no other matters that are likely to be brought before the annual meeting.

Votes Required

Proposal 1 — Election of Directors. In accordance with our bylaws, the directors will be elected by a plurality of the votes cast in person or by proxy at the annual meeting. Accordingly, abstentions and broker “non-votes” marked on proxy cards will not be included in the tabulation of the votes cast.

Proposal 2 — Approval of the Syntroleum Corporation 2005 Stock Incentive Plan. In accordance with our bylaws and the rules of the Nasdaq Stock Market, the approval of the proposal to adopt the Syntroleum Corporation 2005 Stock Incentive Plan requires the affirmative vote of a majority of the shares of common stock present in person or by proxy at the meeting and entitled to vote on the matter. Accordingly, abstentions will have the effect of a vote against the proposal. Broker “non-votes” will be treated as not present and entitled to vote and will therefore not be included in determining the percentage of shares voting in favor of the proposal.

Proposal 3 — Approval of the Issuance of Shares and Warrants to Mr. Ziad Ghandour. In accordance with our bylaws and the rules of the Nasdaq Stock Market, the approval of the proposal to approve the issuance of shares of our common stock and warrants to purchase shares of our common stock to Mr. Ziad Ghandour requires the affirmative vote of a majority of the shares of common stock present in person or by proxy at the meeting and entitled to vote on the matter. Accordingly, abstentions will have the effect of a vote against the proposal. Broker “non-votes” will be treated as not present and entitled to vote and will therefore not be included in determining the percentage of shares voting in favor of the proposal.

Proposal 4 — Ratification of Appointment of Independent Registered Public Accounting Firm. In accordance with our bylaws, the approval of the proposal to ratify the appointment of Grant Thornton LLP as our independent registered public accounting firm for the year ending December 31, 2005 requires the affirmative vote of a majority of the shares of common stock present in person or by proxy at the meeting and entitled to vote on the matter. Accordingly, abstentions will have the effect of a vote against the proposal. Broker “non-votes” will be treated as not present and entitled to vote and will therefore not be included in determining the percentage of shares voting in favor of the proposal.

Revoking a Proxy

Any stockholder may revoke his or her proxy at any time before it is voted at the meeting by (1) duly executing and delivering to our corporate secretary a proxy bearing a later date, (2) filing with our corporate secretary a written notice of revocation or (3) voting in person at the meeting. The mailing address of our executive office is 4322 South 49th West Avenue, Tulsa, Oklahoma 74107. A stockholder’s presence without voting at the annual meeting will not automatically revoke a previously delivered proxy, and any revocation during the meeting will not affect votes previously taken.

Solicitation

Solicitation of proxies will be primarily by mail. In addition to solicitation by mail, our officers, directors and employees may solicit proxies in person or by telephone and facsimile transmission, for which such persons will receive no additional compensation. In addition, we have hired The Altman Group to solicit proxies on our behalf, at an expected cost of approximately $6,000, plus out-of-pocket expenses. We will pay all costs of soliciting proxies. We will reimburse brokerage houses, banks and other custodians, nominees and fiduciaries for their reasonable expenses in forwarding proxy material to beneficial owners of our common stock.

PROPOSAL 1—ELECTION OF DIRECTORS

Our certificate of incorporation divides the board of directors into three classes, with each class serving three-year terms. The members of each class serve until the annual meeting of stockholders in the third year following their election, with one class being elected each year.

The persons named in the accompanying proxy intend to vote such proxy in favor of the election of the nominees named below, who are currently directors, unless authority to vote for the director is withheld in the proxy. Although the board of directors has no reason to believe that the nominees will be unable to serve as directors, if a nominee withdraws or otherwise becomes unavailable to serve, the persons named as proxies will vote for any substitute nominee designated by the board of directors, unless contrary instructions are given in the proxy.

The board of directors recommends that stockholders vote FOR the election of the three Class C directors.

Nominees — Class C Directors

Set forth below is certain information with respect to each nominee for election as a director. Except as indicated, each nominee has served as a director of our company since the closing of the merger of Syntroleum Corporation and SLH Corporation on August 7, 1998 and, before the merger, as a director of our predecessor company, Syntroleum Corporation, an Oklahoma corporation.

Name and Business Experience	Age
Alvin R. Albe, Jr.	51

Mr. Albe became a director in December 1988. Mr. Albe is currently Executive Vice President of the TCW Group, Inc., a financial and business management firm. Prior to joining TCW in 1991, Mr. Albe was President of Oakmont Corporation, a privately held corporation that administers and manages assets for several families and individuals. Mr. Albe was associated with Oakmont Corporation from 1982 to 1991. Before that time, he was Manager of Accounting at McMoRan Oil and Gas Co., and a Certified Public Accountant with Arthur Andersen & Co. in New Orleans. Mr. Albe graduated from the University of New Orleans with a B.S. in Accounting.

Robert A. Day	61

Mr. Day became a director in March 2000. He is currently Chairman of the Board and Investment Advisor of Oakmont Corporation, an investment management company, Chairman of the Board and Chief Executive Officer of Trust Company of the West, an investment management company, and Chairman and President of W.M. Keck Foundation, a philanthropic organization. Mr. Day also serves on the board of directors of Freeport-McMoRan, Inc., McMoRan Exploration Company, Freeport-McMoRan Copper & Gold, Inc. and Société Générale. Mr. Day is also the founder and investment advisor of Cypress Funds, LLC, an investment management company founded in 1998. Mr. Day holds a B.S. in Economics from Claremont McKenna College.

J. Edward Sheridan	70

Mr. Sheridan became a director in November 1995. In 1985, Mr. Sheridan founded and since that time has served as President of Sheridan Management Corporation, a company whose purpose is to provide support services to businesses in industries with global markets for their products and services. From 1973 to 1975, he was Chief Financial Officer at Fairchild Industries, and from 1975 to 1985, he was Chief Financial Officer at AMF, Inc. Mr. Sheridan is also a director of AuthentiDate Holding Corp. Mr. Sheridan holds an M.B.A. from Harvard University with an emphasis on Finance and International Operations and a B.A. from Dartmouth College.

Continuing Directors

Set forth below is comparable information for those directors whose terms will expire in 2006 and 2007. Unless otherwise noted, each of such directors has served as a director since August 7, 1998, the closing date of the merger of Syntroleum Corporation and SLH Corporation, and before the merger, as a director of our predecessor company, Syntroleum Corporation, an Oklahoma corporation. References to positions held with us before the date of the merger refer to positions held with our predecessor company.

2006 — Class A Directors

Name and Business Experience	Age
Frank M. Bumstead	63

Mr. Bumstead became a director in May 1993. He has served as the President of Flood, Bumstead, McCready & McCarthy, Inc., a financial and business management firm, since 1990. Mr. Bumstead has served as Vice Chairman of the Board of Response Oncology, Inc., a health care services firm, since 1986. He has served as a director of First Union National Bank of Tennessee since 1996. Mr. Bumstead has also served as a director of American Retirement Corp. and as a director of Imprint Records, Inc. since 1995 and as a director of TBA Entertainment, Inc. since 1994.

Ziad Ghandour	37

Mr. Ghandour became a director in February 2004. Mr. Ghandour is principal and founder of TI Capital, a Los Angeles-based venture capital firm founded in 2002, and since 1990 has served as Vice President of Falcon International, a transporter and marketer of oil and oil-related products in Europe and the Middle East. Mr. Ghandour has been a business consultant to us since October 2003. Mr. Ghandour holds a B.S. in Business Administration and a B.A. in Political Science from Pepperdine University.

John B. Holmes, Jr.	58

Mr. Holmes is our President and Chief Executive Officer and a director. Mr. Holmes has been our President and Chief Executive Officer since January 3, 2005. From October 2002 until January 2005, Mr. Holmes was our President and Chief Operating Officer. Mr. Holmes became a director in October 2002. Prior to joining Syntroleum in October 2002, Mr. Holmes was Chief Operating Officer of El Paso Merchant Energy Company, beginning in January 2001, where he had operating responsibility for all assets, including power generation, refining and chemical terminals and marine assets throughout the U.S. and overseas. Before becoming the Chief Operating Officer of El Paso, Mr. Holmes was the President of Oil and Gas Operations from 1999 to 2001. Prior to joining El Paso in 1999, he was President and Chief Operating Officer of Zilkha Energy Company from 1986 to 1998 and, upon its merger with Sonat, Inc. in 1998, he served as President and Chief Executive Officer of Sonat Exploration until 1999. He holds a B.S. in Chemical Engineering from the University of Mississippi.

Robert B. Rosene, Jr.	51

Mr. Rosene became a director in March 1985. Mr. Rosene is President of Seminole Energy Services, L.L.C., a natural gas marketing and gathering company. From 1984 to August 1998, he was Vice President of Boyd Rosene and Associates, Inc., a natural gas consulting and marketing firm which he co-founded. From 1976 to 1984, he was employed with Transok Pipeline Company, where he served in various positions, including Manager of Rates and Contract Administration and director of Gas Acquisitions. In 1987, Mr. Rosene co-founded MBR Resources, an oil and gas production company with operations in Arkansas, New Mexico, Oklahoma and Texas. Mr. Rosene holds a B.A. in Accounting from Oklahoma Baptist University.

2007 — Class B Directors

Name and Business Experience	Age
Kenneth L. Agee	48

Mr. Agee is our Chairman of the Board. Mr. Agee founded our company in 1984 and initially served as President and a director. He served as Chief Executive Officer from February 1996 until January 2005. He became Chairman of the Board in November 1995. He also served as President from June 2002 to September 2002. He is a graduate of Oklahoma State University with a degree in Chemical Engineering. He has over 24 years of experience in the energy industry and is listed as inventor on several U.S. and foreign patents, with several more patent applications pending, all of which have been assigned to us by Mr. Agee.

P. Anthony Jacobs	63

Mr. Jacobs has served as a director since November 1995. Mr. Jacobs also served as the Chairman of the Board of SLH Corporation from December 1996 through the closing date of the merger of Syntroleum Corporation and SLH Corporation. Mr. Jacobs served as President and Chief Executive Officer of Lab Holdings, Inc., a company principally engaged in the laboratory testing business, a position he held from September 1997 until August of 1999 when the company merged with Lab One, Inc. From 1990 to 1993, he served as Executive Vice President and Chief Operating Officer of Lab Holdings, and from May 1993 to September 1997, he served as President and Chief Operating Officer of Lab Holdings. Mr. Jacobs holds an M.B.A. from the University of Kansas and is also a Chartered Financial Analyst.

James R. Seward	52

Mr. Seward has served as a director since December 1988. Mr. Seward also served as the President, Chief Executive Officer and director of SLH Corporation from February 1997 through the closing date of the merger of Syntroleum Corporation and SLH Corporation. From 1990 to September 1997, Mr. Seward served as Chief Financial Officer and a director of Lab Holdings. From 1990 to May 1993, he served as Senior Vice President of Lab Holdings, and from May 1993 to September 1997, he served as Executive Vice President. He also serves as a director of Tamarack Funds, Lab One, Inc. and Concorde Career Colleges. Mr. Seward holds an M.B.A. in Finance and a M.P.A. from the University of Kansas and is also a Chartered Financial Analyst.

There are no family relationships, of first cousin or closer, among our directors and executive officers, by blood, marriage or adoption.

Affirmative Determinations Regarding Director Independence and Other Matters

Our board of directors has determined each of the following directors to be an “independent director” as such term is defined in Marketplace Rule 4200A(a)(15) of the National Association of Securities Dealers (the “NASD”):

Alvin R. Albe, Jr.
Frank M. Bumstead
Robert A. Day
P. Anthony Jacobs
Robert B. Rosene, Jr.
J. Edward Sheridan

In this proxy statement these six directors are each referred to individually as an “independent director” and collectively as the “independent directors.”

The board of directors has also determined that each member of the two committees of the board meets the independence requirements applicable to those committees prescribed by the NASD, the Securities and Exchange Commission (“SEC”) and the Internal Revenue Service. The board of directors has further determined that each of Messrs. Albe and Sheridan, members of the audit committee of the board of directors, is an “audit committee financial expert” as such term is defined in Item 401(h) of Regulation S-K promulgated by the SEC.

The nominating and compensation committee reviewed the applicable legal standards for board member and board committee independence and the criteria applied to determine “audit committee financial expert” status. On the basis of this review, the nominating and compensation committee delivered a report to the full board of directors and the board made its independence and “audit committee financial expert” determinations based upon the nominating and compensation committee’s report and each member’s review of the information made available to the nominating and compensation committee.

Board Compensation

During 2004, the board of directors held a total of four regular meetings, four special meetings and took action by unanimous written consent on four occasions. No director attended fewer than 75 percent of the aggregate of board meetings and meetings of any committee on which he served in 2004, with the exception of Mr. Day, who attended 63 percent of such meetings.

We do not pay our outside directors a cash retainer. All directors are reimbursed for their travel and other expenses involved in attendance at board and committee meetings. With the exception of Mr. Ziad Ghandour, who was granted options to purchase a number of shares of our common stock under our 1993 Stock Option and Incentive Plan equal in amount to options granted to each non-employee director as discussed below, directors who are employees are not paid any fees or additional remuneration for services as members of the board of directors or any committee.

Non-employee directors are participants in our Stock Option Plan for Outside Directors. Under this plan, each non-employee director is granted, on January 1 of each year, an option to purchase a number of shares of our common stock determined by dividing $18,000 by the fair market value of our common stock on that date. Except for the initial grant of options to an outside director under the plan, which is 100% vested, the vesting of options granted is based on the percentage of total board meetings attended by a director during the preceding year. The exercise price per share of each option equals the fair market value of a share of our common stock on the date the option is granted.

Under the 2005 Stock Incentive Plan, if approved by our stockholders, non-employee directors would be eligible to receive grants of options to purchase shares of our common stock or awards of common stock or restricted stock. The exercise price per share of each option would equal the fair market value of a share of our common stock on the date the option is granted. The terms, conditions and limitations applicable to any stock award granted to a non-employee director would be determined by the board. The board expects that annual grants of options to purchase shares of our common stock will continue to be a part of the compensation to non-employee directors for their service on the board.

Board Committees

The board of directors has two standing committees: the audit committee and the nominating and compensation committee.

Audit Committee

The audit committee consists of Messrs. Albe (Chairman), Bumstead, Rosene and Sheridan. The committee met four times during 2004. The board of directors has determined that each of Messrs. Albe, Bumstead, Rosene and Sheridan meets the independence criteria prescribed by applicable law and the rules of the SEC for audit committee membership and is an “independent director” as defined in NASD Rule 4200A(a)(15). Each committee member meets the NASD’s financial knowledge requirements, and Messrs. Albe and Sheridan, designated by the board of directors as the “audit committee financial experts” under SEC rules, meet the NASD’s professional experience requirements as well. The audit committee operates pursuant to a written charter, a copy of which is attached as Annex A to this Proxy Statement. As more fully described in the charter, the committee recommends to the board of directors the independent registered public accounting firm as auditors and reviews the scope, plan and findings of the annual audit, recommendations of the independent registered public accounting firm, the adequacy of internal accounting controls and audit procedures, our audited financial statements, non-audit services performed by the independent registered public accounting firm and fees paid to the independent registered public accounting firm for audit and non-audit services.

Nominating and Compensation Committee

The nominating and compensation committee consists of Messrs. Albe, Rosene (Chairman) and Sheridan. The committee met once during 2004, and took action by unanimous written consent on thirteen occasions. The board of directors has determined that each director who served on the nominating and compensation committee during 2004 qualifies as an “outside director” under Section 162(m) of the Internal Revenue Code (the “Code”), a “non-employee director” as such term is defined in Rule 16b-3 promulgated under the Securities Exchange Act of 1934, as amended (the “Exchange Act”), and an “independent director” as such term is defined in NASD Rule 4200A(a)(15). The nominating and compensation committee operates pursuant to a written charter, a copy of which was included as Annex B to our Proxy Statement for the 2004 Annual Meeting of Stockholders. As more fully described in the charter, the committee establishes and reports to the full board with respect to compensation plans under which officers and directors are eligible to participate, and recommends to the board for approval the salary for the chief executive officer and other executive officers. The committee administers our 1993 Stock Option and Incentive Plan and 1997 Stock Incentive Plan, and reviews our compensation program on a regular basis. The committee will administer the 2005 Stock Incentive Plan, if approved by the stockholders. The committee also recommends policies concerning director compensation to the board of directors.

Director Nominations Process

The nominating and compensation committee is responsible for searching for, identifying, evaluating the qualifications of and recommending to the board of directors and our stockholders the slate of qualified director nominees to be elected by the stockholders in connection with each annual meeting, and any directors to be elected by the board to fill vacancies of newly created directorships between annual meetings. One of our current directors, Mr. Ziad Ghandour, was appointed by the board in February 2004 to a fill a newly created board vacancy and has not been previously elected by the stockholders. Mr. Ghandour was recommended by one of our executive officers.

In assessing the qualifications of prospective nominees to the board, the nominating and compensation committee considers each nominee’s personal and professional integrity, experience, skills, ability and willingness to devote the time and effort necessary to be an effective board member, and commitment to acting in the best interests of our company and our stockholders. The nominating and compensation committee also considers whether candidates provide an appropriate mix of backgrounds and skills to the board.

Internal Process for Identifying Candidates

The nominating and compensation committee has two primary methods for identifying candidates (other than those proposed by our stockholders, as discussed below). First, on a periodic basis, the nominating and compensation committee solicits ideas for possible candidates from a number of sources, including members of the board, our senior level executives and individuals personally known to the members of the board.

Second, the nominating and compensation committee may from time to time use its authority under its charter to retain at our expense one or more search firms to identify candidates (and to approve such firms’ fees and other retention terms). If the nominating and compensation committee retains one or more search firms, they may be asked to identify possible candidates, to interview and screen such candidates (including conducting appropriate background and reference checks), to act as a liaison among the board, the nominating and compensation committee and each candidate during the screening and evaluation process and thereafter to be available for consultation as needed by the nominating and compensation committee.

Nominations by Stockholders

The nominating and compensation committee will consider nominees for director recommended by our stockholders. Please submit your recommendation in writing along with:

•	the name of and contact information for the candidate;

•	a resume of the candidate’s qualifications and business and educational experience;

•	information regarding the qualifications and qualities described under “Director Nominations Process” above;

•	a signed statement of the proposed candidate consenting to be named as a candidate and, if nominated and elected, to serve as a director;

•	a statement that the writer is a stockholder and is proposing a candidate for consideration by the nominating and compensation committee;

•	a statement detailing any relationship between the candidate and any of our customers, suppliers or competitors;

•	financial and accounting background, to enable the nominating and compensation committee to determine whether the candidate would be suitable for audit committee membership; and

•	detailed information about any relationship or understanding between the proposing stockholder and the candidate.

Submit recommendations to Richard L. Edmonson, Senior Vice President, General Counsel and Corporate Secretary, Syntroleum Corporation, 4322 South 49th West Avenue, Tulsa, Oklahoma 74107.

In addition to recommending director nominees to the nominating and compensation committee, any stockholder may nominate one or more persons for election as one of our directors at an annual meeting of stockholders if the stockholder complies with the notice, information and consent provisions contained in our bylaws, as described under “Stockholder Proposals” elsewhere in this proxy statement.

Evaluation of Candidates

The nominating and compensation committee will consider all candidates identified through the processes described above. The extent to which the committee dedicates time and resources to the consideration and evaluation of any potential nominee brought to its attention depends on the information available to the committee about the qualifications and suitability of the individual, viewed in light of the needs of the board, and is at the committee’s discretion. The committee evaluates the desirability for incumbent directors to continue on the board following the expiration of their respective terms, taking into account their contributions as board members and the benefit that results from increasing insight and experience developed over a period of time. Although the committee will consider candidates for director recommended by stockholders, it may determine not to recommend that the board, and the board may determine not to, nominate those candidates for election to our board.

Timing of the Identification and Evaluation Process

The nominating and compensation committee usually meets at the first regularly scheduled meeting of the board in a calendar year to consider, among other things, candidates to be recommended to the board for inclusion in our recommended slate of director nominees for the next annual meeting and our proxy statement. The board usually meets each February to vote on, among other things, the slate of director nominees to be submitted to and recommended for election by stockholders at the annual meeting, which is typically held in April of that year.

Communication with Directors

Interested persons may send written communications to the board by mailing those communications to the audit committee at:

Syntroleum Corporation

c/o Audit Committee of the Board of Directors

4322 South 49th West Avenue

Tulsa, Oklahoma 74107

The audit committee will forward communications to individual directors, as appropriate.

We do not maintain a policy regarding director attendance at our annual meeting of stockholders. There were 10 directors at the time of the 2004 Annual Meeting of Stockholders, and two directors attended the meeting.

SECURITY OWNERSHIP OF MANAGEMENT AND CERTAIN BENEFICIAL OWNERS

The following table sets forth the number of shares of our common stock beneficially owned as of March 21, 2005, by (1) each director and nominee for director, (2) each of the executive officers named in the Summary Compensation Table under the caption “Executive Compensation” in this proxy statement, (3) all directors and executive officers as a group and (4) all persons known by us to be the beneficial owners of at least five percent of our outstanding common stock. As of March 21, 2005, 54,264,790 shares of our common stock were issued and outstanding.

Name (1)(2)	Shares	Percentage of Class
Kenneth L. Agee(3)	4,202,400	7.7%
John B. Holmes, Jr.	1,119,915	2.0%
Larry J. Weick(4)	538,663	1.0%
Jeffrey M. Bigger	153,768	*
Kenneth R. Roberts	158,057	*
Alvin R. Albe, Jr.	200,473	*
Frank M. Bumstead(5)	121,578	*
Robert A. Day	7,320,309	13.5%
Ziad Ghandour	1,573,429	2.8%
P. Anthony Jacobs(6)	473,852	*
Robert B. Rosene, Jr.(7)	198,104	*
James R. Seward(8)	384,529	*
J. Edward Sheridan	53,149	*
All directors and executive officers as a group (18 persons)	16,939,460	29.4%
Wellington Management Company, LLP (9) 75 State St. Boston, MA 02109	5,983,561	11.0%
Legg Mason Opportunity Trust (10) 100 Light Street, 22nd Floor Baltimore, MD 20202	7,000,000	12.9%

*	Represents ownership of less than 1%.

(1)	Except as otherwise noted and subject to applicable community property laws, each stockholder has sole voting and investment power with respect to the shares beneficially owned. The business address of each director and executive officer is c/o Syntroleum Corporation, 4322 South 49th West Avenue, Tulsa, Oklahoma 74107.

(2)	Shares of common stock subject to options and warrants that are exercisable within 60 days of the date of this proxy statement are deemed outstanding for purposes of determining the beneficial ownership and computing the percentage ownership of such person, but are not deemed outstanding for purposes of computing the percentage ownership of any other person. Accordingly, the following shares of common stock subject to stock options or warrants are included in the table: Kenneth L. Agee—225,000; John B. Holmes, Jr.—1,000,000; Larry J. Weick—301,597; Jeffrey M. Bigger—131,334; Kenneth R. Roberts—146,307; Alvin R. Albe, Jr.—26,173; Frank M. Bumstead—26,173; Robert A. Day—19,069; Ziad Ghandour—973,429; P. Anthony Jacobs—15,769; Robert B. Rosene, Jr.—26,173; James R. Seward—26,173; J. Edward Sheridan—26,173; and all directors and executive officers as a group—3,329,779.

(3)	Includes 90,744 shares of common stock owned by two of Mr. Agee’s children.

(4)	Includes 12,200 shares of common stock held by Mr. Weick as custodian for his daughters.

(5)	Includes 13,847 shares of common stock held by Mr. Bumstead’s wife, as to which he disclaims beneficial ownership.

(6)	Includes 23,500 shares of common stock held by Mr. Jacobs’ wife, as to which he disclaims beneficial ownership.

(7)	Includes 10,200 shares of common stock owned by trusts the beneficiaries of which are Mr. Rosene’s children, as to which Mr. Rosene disclaims beneficial ownership.

(8)	Includes 2,250 shares of common stock held in a family trust for which Mr. Seward serves as a co-trustee with his mother (and in that capacity shares voting and investment powers).

(9)	Based upon information set forth in a Schedule 13G/A filed with the SEC on February 14, 2005 by Wellington Management Company, LLP (“Wellington”). The Schedule 13G reports that Wellington holds sole voting power for 0 shares of our common stock, shared voting power for 3,670,996 shares of our common stock, sole dispositive power for 0 shares of our common stock and shared dispositive power for 5,983,561 shares of our common stock.

(10)	Represents the number of shares of our common stock that Legg Mason Opportunity Trust, a series of Legg Mason Investment Trust, Inc., purchased from us in a direct offering that closed on March 21, 2005.

Section 16(a) Beneficial Ownership Reporting Compliance

Section 16(a) of the Securities Exchange Act of 1934 requires our directors, executive officers and owners of 10% or more of our common stock to file with the SEC and the Nasdaq Stock Market initial reports of ownership and reports of changes in ownership of common stock. Based solely on a review of the copies of reports furnished to us and representations that no other reports were required, we believe that all of our directors, executive officers and 10% or more stockholders during the fiscal year ended December 31, 2004 complied on a timely basis with all applicable filing requirements under Section 16(a) of the Exchange Act, except that Messrs. Ronald Stinebaugh, John Holmes, Jr. and Ziad Ghandour each failed to timely file one report on Form 4 with respect to one transaction.

EXECUTIVE COMPENSATION

The following tables show the compensation for our chief executive officer and each of our other four most highly compensated executive officers serving as such on December 31, 2004.

Summary Compensation Table

	Year	Annual Compensation (1)		Long Term Compensation		All Other Compensation
Name and Principal Position		Salary ($)	Bonus ($)	Restricted Stock Awards	Securities Underlying Options
Kenneth L. Agee(2) Chairman of the Board	2004 2003 2002	$255,000 255,000 255,000	— — —	50,000 — —	— — 300,000	$5,453 5,453 6,842

John B. Holmes, Jr.(3) President and Chief Executive Officer	2004 2003 2002	$230,000 230,000 57,500	$500,000 — —	150,000	— — 1,000,000	— — —

Larry J. Weick(4) Senior Vice President of Business Development	2004 2003 2002	$215,000 215,000 203,750	— — —	20,000 — —	25,000 50,000 100,000	— — —

Jeffrey M. Bigger Senior Vice President and Chief Technology Officer	2004 2003 2002	$185,000 185,000 167,292	— — —	20,000 — —	50,000 50,000 60,000	$9,734 — —

Kenneth R. Roberts(5) Senior Vice President of Planning and Strategic Ventures	2004 2003 2002	$185,000 185,000 149,583	— — —	20,000 — —	25,000 50,000 16,750	— — —

(1)	The named executive officers did not receive any annual compensation not properly categorized as salary or bonus, except for certain perquisites and other personal benefits that are not shown because the aggregate amount of such compensation, if any, for the named executive officers during the fiscal year did not exceed the lesser of $50,000 or 10% of total salary and bonus reported for such executive officer.

(2)	Mr. Agee resigned as Chief Executive Officer on January 3, 2005. The amounts listed under “All Other Compensation” for Mr. Agee relate to automobile lease payments.

(3)	Mr. Holmes joined Syntroleum as our President and Chief Operating Officer on October 1, 2002. Mr. Holmes became President and Chief Executive Officer on January 3, 2005.

(4)	Prior to becoming Senior Vice President of Business Development on January 3, 2005, Mr. Weick was our Senior Vice President and Chief Financial Officer. Greg G. Jenkins has been our Executive Vice President of Finance and Business Development and Chief Financial Officer since January 3, 2005.

(5)	Prior to becoming our Senior Vice President of Planning and Strategic Ventures on January 3, 2005, Mr. Roberts was our Senior Vice President of Licensing and Business Development.

The following table provides information concerning grants of stock options made to the named executive officers during 2004.

Option Grants in Last Fiscal Year

	Individual Grants
Name	Number of Securities Underlying Options Granted	% of Total Options Granted to Employees in Fiscal Year	Exercise or Base Price ($/Share)(1)	Expiration Date	Potential Realizable Value at Assumed Annual Rates of Stock Price Appreciation for Option Term(2)
					5%($)	10%($)
Kenneth L. Agee	—	—	—	—	—	—
John B. Holmes, Jr.	—	—	—	—	—	—
Larry J. Weick	25,000	2.5%	$6.68	7/26/14	65,932	203,905
Jeffrey M. Bigger	50,000	4.9%	$6.68	7/26/14	131,864	407,810
Kenneth R. Roberts	25,000	2.5%	$6.68	7/26/14	65,932	203,905

(1)	The exercise price of the options granted is equal to the market value of the common stock on the date of grant.

(2)	Potential realizable value of each grant assumes that the market prices of the underlying security appreciates at annualized rates of 5% and 10% over the term of the award. These rates are specified by the SEC. Actual gains, if any, on stock option exercises are dependent on the future performance of the common stock and overall market conditions. There can be no assurance that the amounts reflected on this table will be achieved.

The following table provides information concerning each stock option exercised during 2004 by each of the named executive officers and the value of unexercised options held by such officers at the end of 2004.

Aggregated Option Exercises in Last Fiscal Year

and Fiscal Year-End Option Values

Name	Shares Acquired on Exercise(#)	Value Realized ($)(1)	Number of Securities Underlying Unexercised Options at Fiscal Year-End		Value of Unexercised In- the-Money Options at Fiscal Year-End ($)(2)
			Exercisable	Unexercisable	Exercisable	Unexercisable
Kenneth L. Agee	—	—	225,000	100,000	$1,298,000	$649,000
John B. Holmes, Jr.	—	—	1,000,000	—	$6,480,000	$—
Larry J. Weick	—	—	284,930	91,666	$667,590	$440,079
Jeffrey M. Bigger	—	—	114,667	103,333	$372,709	$389,431
Kenneth R. Roberts	—	—	129,640	91,666	$549,471	$440,079

(1)	Value realized is calculated based on the difference between the option exercise price and the closing market price of the common stock on the date of exercise, multiplied by the number of shares underlying the options.

(2)	Based on the closing price of the common stock of $8.03 on December 31, 2004, the last trading day of 2004.

Board Compensation Committee Report on Executive Compensation

Our executive compensation programs are designed to attract and retain highly qualified executives and to motivate them to maximize stockholder returns by achieving our short- and long-term strategic goals. The compensation programs are designed to link each executive’s compensation directly to individual and company performance.

There are four basic components to our compensation system:

•	base pay;

•	cash bonuses;

•	long-term equity-based incentive compensation; and

•	annual incentive compensation.

We address each of these components within the context of individual and company performance and competitive conditions. In determining competitive compensation levels, we consider data that includes information regarding other companies engaged in the development of new technologies, including energy companies engaged in technology development. Some, but not all of these companies, are engaged in the development of gas-to-liquids technologies. In determining executive compensation, the nominating and compensation committee does not compare our financial and operating performance with that of the companies and indices shown in the performance graph.

The nominating and compensation committee determines bonuses and stock option and restricted stock awards and changes in remuneration to our executive officers. Bonuses and grants or awards of stock options and restricted stock are individually determined and administered by the nominating and compensation committee. The nominating and compensation committee takes into account our financial position, including the need to conserve cash resources in order to satisfy anticipated capital and operating expenses, in determining executive compensation and places more emphasis on stock-based compensation as a result. The chief executive officer works with the nominating and compensation committee in the design of the plans and make recommendations to the committee regarding the salaries and bonuses of executive officers that report directly to him as well as the salaries and bonuses and the award of options and restricted stock to other employees.

Base Pay

Base pay is designed to be competitive with salary levels for comparable executive positions at other companies engaged in the development of new technologies. The nominating and compensation committee reviews such comparable salary information as one factor to be considered in determining the base pay for our executive officers. The nominating and compensation committee also considers other factors, including that officer’s responsibilities, experience, leadership, potential future contribution and demonstrated individual performance (measured against strategic business objectives such as achieving commercial application of our gas-to-liquids technology and continued development of improvements to that technology designed to improve performance and reduce capital costs). The nominating and compensation committee also considers internal pay equity among the executive officers and employees generally. The types and relative importance of the strategic business objectives and financial objectives vary among our executives depending on their positions and the particular operations and functions for which they are responsible. Our philosophy and practice is to place a significant emphasis on the incentive component of compensation. The compensation committee reviews base salaries annually. Annual base salaries for Messrs. Kenneth L. Agee, John B. Holmes, Jr., Greg G. Jenkins, Larry J. Weick, Jeffrey M. Bigger and Kenneth R. Roberts are currently $255,000, $230,000, $220,000, $215,000, $185,000, and $185,000, respectively.

Cash Bonuses

Our cash bonuses are designed to reward executive officers for individual performance and for contributing to the attainment of strategic business objectives and certain financial objectives. The amount each executive officer receives is determined by the nominating and compensation committee and depends on the individual’s performance and level of responsibility, as well as our financial position. No particular formula is used in determining the amount of the awards. Mr. Holmes was granted a $500,000 bonus based on our performance during 2004.

Long-Term Equity-Based Compensation

Long-term equity-based compensation is tied directly to stockholder return. Long-term incentive compensation consists of stock options and restricted stock, which generally vest in one-third increments in each of the three years following the date of the grant, although vesting can be accelerated if deemed appropriate by the nominating and compensation committee. The exercise price of stock options and restricted stock granted is generally equal to the fair market value of the common stock on the date of grant. Accordingly, executives receiving stock options and restricted stock are rewarded only if the market price of the common stock appreciates. Stock options and restricted stock are thus designed to align the interests of our executive officers and other employees with those of our stockholders by encouraging executives to enhance our value and, hence, the price of the common stock and stockholder return. In determining whether to grant stock options or restricted stock to executive officers, the nominating and compensation committee considers a variety of factors, including that executive’s current ownership stake in our company, the degree to which increasing that ownership stake would provide the executive with additional incentives for future performance, the likelihood that the grant of those options or restricted stock would encourage the executive to remain with our company, prior option grants (including the size of previous grants and the number of options and shares of restricted stock held) and the value of the executive’s service to our company. The compensation committee also considers these factors when determining whether to grant stock options or restricted stock to other employees.

Annual Incentive Compensation

Annual bonuses are paid to our executive officers pursuant to our annual incentive compensation plan, which provides for stock or cash bonuses based on achievement over the course of the year of performance objectives approved by the board prior to that year’s annual meeting of stockholders. Executive officers may receive up to 15% of their annual salary depending on the achievement of individual and company goals during the year.

Compensation of the Chief Executive Officer

The nominating and compensation committee designs Mr. John B. Holmes, Jr.’s, and in 2004 designed Mr. Kenneth L. Agee’s, compensation package using the same components and methodology as apply to other executive officers, taking into account his high level of importance and accountability. In reviewing Mr. Agee’s performance in 2004, the nominating and compensation committee focused primarily on our attainment of certain strategic goals, including progress in the development of certain of our technologies, progress in certain of our commercial projects, implementation of certain corporate reorganization plans and achievement of certain cost control objectives.

Compliance with Internal Revenue Code Section 162(m)

Section 162(m) of the Internal Revenue Code generally disallows a deduction to public companies to the extent of excess annual compensation over one million dollars paid to the chief executive officer or to any of the four other most highly compensated executive officers, except for qualified performance-based compensation. We had no non-deductible compensation expense for fiscal year 2004. We plan to review executive compensation as appropriate and take action as may be necessary to preserve the deductibility of compensation payments to the extent reasonably practical and consistent with our compensation objectives.

Determination of executive compensation is an evolving discipline. The nominating and compensation committee monitors trends in this area, as well as changes in law, regulation and accounting practices, that may affect either its compensation practices or its philosophy. Accordingly, the nominating and compensation committee reserves the right to alter its approach in response to changing conditions.

Nominating and Compensation Committee

Alvin R. Albe, Jr.

Robert B. Rosene, Jr. (Chairman)

J. Edward Sheridan

Compensation Committee Interlocks and Insider Participation

Our nominating and compensation committee consists of Messrs. Albe, Rosene and Sheridan, each of whom is a non-employee director. None of our executive officers has served as a member of a compensation committee or board of directors of any other entity which has an executive officer serving as a member of our board of directors, and there are no other matters relating to interlocks or insider participation that we are required to report.

Performance Graph

The following performance graph compares the performance of our common stock during the period beginning on December 31, 1999 and ending on December 31, 2004 to the Nasdaq Stock Market index consisting of United States companies (the “Nasdaq Composite”) and an index consisting of 116 publicly traded companies having a segment of business with SIC code 1321 for the same period. SIC code 1321 covers establishments primarily engaged in producing hydrocarbons from oil and gas field gases. The graph assumes a $100 investment in our common stock and in each of the indexes at the beginning of the period and a reinvestment of dividends paid on such investments throughout the period.

VALUE OF $100 INVESTMENT

ASSUMING REINVESTMENT OF DIVIDENDS AT DECEMBER 31, 1999,

AND AT THE END OF EVERY FISCAL YEAR, AND THROUGH DECEMBER 31, 2004

Executive Employment Agreements

We have entered into employment agreements with each of our executive officers. These agreements provide for annual base salaries that we may increase from time to time. In addition, each employment agreement entitles the employee to participate in employee benefit plans that we may offer to our employees from time to time.

Each agreement provides for an initial term of 12 months and is automatically renewed for successive terms of 12 months unless sooner terminated. Under each agreement, employment may be terminated as follows:

•	by us upon the employee’s death, disability or retirement;

•	by us upon the dissolution and liquidation of our company (unless our business is thereafter continued);

•	by us for just cause;

•	by the mutual agreement of the employee and us; and

•	by either us or the employee upon 60 days’ written notice.

If we terminate the employee’s employment for any reason other than as noted in the first three items above, the employee is entitled to receive his monthly salary for a period of one or two years, as applicable, following the date of termination. In addition, if there is a change in control of our company and

•	we terminate the employee’s employment for any reason other than the employee’s death, disability, retirement or just cause during the one-year period immediately following the change of control,

•	the employee terminates his employment for good reason, or

•	during the 60-day period immediately following the lapse of one year after any change of control, we or the employee terminate the employee’s employment for any reason,

then, in lieu of any further payments for periods subsequent to the date of termination, we or our successor will pay the employee an amount equal to one or two times, as applicable, the employee’s full base salary in effect on the date of termination payable in equal monthly installments for a period of 12 or 24 months, as applicable. Mr. John B. Holmes, Jr., our President and Chief Executive Officer, will be entitled to receive his monthly salary for a period of two years following the date of termination, in accordance with the provisions described above, as well as for the following reasons:

•	we terminate Mr. Holmes’ employment for any reason other than just cause;

•	Mr. Holmes is assigned to duties materially inconsistent with his position, authority, duties or responsibilities without his agreement; or

•	we require Mr. Holmes to be based at any office outside the Tulsa metropolitan area without his agreement.

Pursuant to each agreement, the employee is prohibited from disclosing to third parties, directly or indirectly, our trade secrets, either during or after the employee’s employment with our company, other than as required in the performance of the employee’s duties. The agreement also provides that the employee will not have or claim any right, title or interest in any trademark, service mark or trade name that we own or use. The employee also agrees to irrevocably assign to us all of the employee’s right, title and interest in and to any and all inventions and works of authorship made, generated or conceived by the employee during his or her period of employment with us and which related to our business or which were not developed on the employee’s own time. Each employee further agrees that during the period of employment with us and for a period of two years following the termination of employment, the employee will not engage in certain activities related to our business, including a covenant not to compete.

Equity Compensation Plan Information

The following table provides information concerning securities authorized for issuance under our equity compensation plans as of December 31, 2004.

Equity Compensation Plan Information

Plan Category	Number of Securities to be Issued Upon Exercise of Outstanding Options, Warrants and Rights (a)	Weighted-average Exercise Price of Outstanding Options, Warrants and Rights (b)	Number of Securities Remaining Available for Future Issuance Under Equity Compensation Plans (excluding securities reflected in column (a)) (c)
Equity Compensation Plans Approved by Security Holders (1)(2)(3)(4)	5,241,531	$6.03	1,017,167

Equity Compensation Plans Not Approved by Security Holders (5)(6)	1,025,198	$1.72	—

Total	6,266,729	$5.33	1,017,167

(1)	Includes the 1993 Stock Option and Incentive Plan, the 1997 Stock Incentive Plan, and the Stock Option Plan for Outside Directors.

(2)	Includes 346,253 shares to be issued upon exercise of options with a weighted average exercise price of $12.45 that were granted under our 1993 Stock Option and Incentive Plan and our Stock Option Plan for Outside Directors assumed by us in connection with the merger of Syntroleum Corporation and SLH Corporation on August 7, 1998, which were approved by our stockholders.

(3)	Includes up to 1,170,000 shares to be issued upon exercise of warrants granted to Mr. Ziad Ghandour, one of our directors, at exercise prices ranging from $4.50 per share to $5.25 per share, which were approved by our stockholders.

(4)	Includes 75,000 shares to be issued upon exercise of warrants issued to Sovereign Oil & Gas Company II, LLC (“Sovereign”), a consulting firm that we have retained to assist us in acquiring stranded natural gas fields worldwide using the Syntroleum Process as a feedstock for our GTL Barge, which were approved by our stockholders. The warrants are issuable in varying amounts upon the acquisition of properties of the achievement of third-party participation in a project, and have an exercise price of $6.40 per share for warrants issued between March 1, 2004 and March 1, 2005, and an exercise price per share to be determined based on the price for our common stock on March 1 of the contract year stated in the joint development agreement between us and Sovereign during which the project commences. Under the joint development agreement, we have agreed to issue to Sovereign warrants to purchase up to an aggregate of 2,000,000 shares of our common stock in varying amounts upon the acquisition of properties of the achievement of third-party participation in a project. The issuance of warrants to purchase up to 500,000 shares of our common stock has been approved by our stockholders.

(5)	On August 31, 2002, we granted options to purchase 1,000,000 shares of our common stock at an exercise price of $1.55 to our President and Chief Executive Officer, John B. Holmes, Jr., as an inducement to his employment with Syntroleum. The rights to exercise the options and purchase 333,334 shares vested on October 1, 2002, the rights to exercise the options and purchase an additional 333,333 shares vested on October 1, 2003, and the rights to exercise the options and purchase an additional 333,333 shares vested on October 1, 2004. The ability to exercise the options will terminate upon the earliest of: (a) the tenth anniversary of the date of the grant; (b) 12 months after the date of the termination of Mr. Holmes’ employment by reason of death or disability; (c) the third annual anniversary of Mr. Holmes’ retirement; or (d) the date 12 months following the date upon which Mr. Holmes’ employment terminates for any reason other than those described in (b) or (c) above.

(6)	On June 30, 1997 and on February 3, 1999, we granted options to purchase 17,198 and 8,000 shares of common stock at exercise prices of $9.30 and $6.88, respectively, to our Business Development Consultant, John Hutton. The rights to exercise the option and purchase shares vest in three equal installments each year on the anniversary of each grant.

In October 2004, we amended our consulting agreement with TI Capital Management, a consulting firm controlled by Mr. Ghandour, to provide for the issuance to Mr. Ghandour of shares of our common stock, subject to stockholder approval in accordance with the requirements of the Nasdaq National Market, upon the occurrence of certain events specified in the amendment. See “Certain Transactions” below for a description of the terms of the amendment.

In March 2005, pursuant to an amendment to our consulting agreement with TI Capital Management, we agreed to issue shares of our common stock and warrants to purchase shares of our common stock to Mr. Ghandour, subject to stockholder approval in accordance with the requirements of the Nasdaq National Market, upon the occurrence of certain events specified in the amendment. See “Proposal Three—Approval of the Issuance of the Shares and Warrants to Mr. Ziad Ghandour” for a description of these shares and warrants. The March 2005 amendment replaces the October 2004 amendment to the consulting agreement.

CERTAIN TRANSACTIONS

In June 1995, Larry Weick, our Senior Vice President of Business Development, purchased 200,000 shares of our predecessor company’s common stock for a purchase price of $0.50 per share, paid by delivery of promissory notes totaling $100,000, the amount of the aggregate purchase price. In September 1997, our predecessor company loaned Mr. Weick approximately $117,000, the proceeds of which were used to repay his previously outstanding note and accrued interest. To secure his note, Mr. Weick pledged to our predecessor shares of our predecessor’s common stock with a market value equal to no less than two times the indebtedness under the note. The note was full recourse, bore interest at the rate of 6.1% per year and matured in May 2004. The amount outstanding, including accrued interest was approximately $169,000 at December 31, 2003. In May 2004, Mr. Weick paid us for the entire outstanding balance of the loan, including accrued interest. As a result of this transaction, we have no additional loans outstanding with any directors or officers of the Company.

In February 2004, pursuant to an amendment to our consulting agreement with TI Capital Management, we issued to Mr. Ghandour warrants to purchase up to 1,170,000 shares of our common stock. Warrants to purchase 170,000 shares of our common stock became exercisable upon stockholder approval, warrants to purchase 500,000 shares of our common stock became exercisable upon the execution of an agreement between us and Dragados Industrial, S.A. in August 2004, and warrants to purchase 500,000 shares of our common stock became exercisable upon the execution of an agreement between us and Bluewater Energy Services B.V. in February 2005. All of the warrants expire on November 4, 2007. The exercise prices of the warrants range from $4.50 to $5.25 per share.

In October 2004, we amended our consulting agreement with TI Capital Management to provide that in connection with the closing of a financing with a company introduced to us by TI Capital Management, we would pay Mr. Ghandour, subject to stockholder approval in accordance with the requirements of the Nasdaq National Market, a number of shares of our common stock equal to one percent of the net proceeds that we receive in connection with such financing divided by $5.79 per share. If stockholder approval is not received, we would pay Mr. Ghandour an amount of cash equal to the market value on the date of such closing of the number of shares that he would have received had the stockholders approved the issuance of common stock, provided that the closing occurs by February 2006, or such later date as we, in our sole discretion, may designate. The cash payment would be made promptly after the meeting of stockholders at which the proposal to approve the issuance of the shares is submitted.

In March 2005, pursuant to an amendment to our consulting agreement with TI Capital Management, we agreed to issue shares of our common stock and warrants to purchase shares of our common stock to Mr. Ghandour, subject to stockholder approval in accordance with the requirements of the Nasdaq National Market, upon the occurrence of certain events specified in the amendment. See “Proposal Three—Approval of the Issuance of the Shares and Warrants to Mr. Ziad Ghandour” for a description of these shares and warrants. The March 2005 amendment replaces the October 2004 amendment to the consulting agreement.

PROPOSAL 2—APPROVAL OF THE SYNTROLEUM CORPORATION

2005 STOCK INCENTIVE PLAN

Description of the Proposal

On March 21, 2005, our board of directors approved the Syntroleum Corporation 2005 Stock Incentive Plan, which we refer to as the “Plan,” and its submission to our stockholders for their approval. Since January 1, 2005, we have granted to our employees options to purchase approximately 22,000 shares of our common stock pursuant to our 2005 Stock Incentive Plan, subject to stockholder approval. The exercise price of the options range from $11.16 to $11.86, and the rights to exercise the options and purchase shares of our common stock vest in equal installments over a three-year period.

We have elected to propose this new equity incentive compensation plan at this time in order to:

•	present stockholders with the opportunity to assess and approve equity incentive compensation provided by us;

•	ensure that our equity compensation agreements meet the requirements of Section 162(m) of the Internal Revenue Code necessary to maintain the deductibility of certain performance-based compensation, including the applicable stockholder approval requirements;

•	develop an equity incentive compensation strategy for us and certain of our subsidiaries that is comparable to our industry peer group;

•	ensure that our equity compensation agreements meet the requirements and restrictions of the nonqualified deferred compensation rules contained in Section 409A of the Internal Revenue Code; and

•	allow for continued equity incentive compensation, as our 1993 Stock Option and Incentive Plan had no further shares available to be utilized in providing equity incentive compensation.

The purposes of the Plan are to align the interests of our employees, independent contractors and directors to the interests of our stockholders while rewarding outstanding contributions to our success and profitability. The Plan will also strengthen our ability to attract and retain talented employees, independent contractors and directors.

If our stockholders approve the Plan, then no additional awards will be granted under the Syntroleum Corporation 1993 Stock Option and Incentive Plan, the Syntroleum Corporation Stock Option Plan for Outside Directors and the SLH Corporation 1997 Stock Incentive Plan, which we refer to as our “existing equity plans.” Any previously granted awards that are currently outstanding under our existing equity plans will remain outstanding in accordance with their terms.

The Plan is intended to provide us the means by which to pay annual incentive compensation as well as long-term equity incentive compensation to our employees, independent contractors and directors. We expect that the types of awards that will be used for officers under the Plan will be primarily options and restricted stock.

In developing the Plan, the nominating and compensation committee solicited professional, expert advice on its consideration and formulation of the Plan, and considered the following factors before approving the Plan:

•	our historical stock compensation practices;

•	our future hiring needs given our growth rates, trajectory and business strategy, which, among other relevant factors, involves hiring additional key, senior executives; and

•	the potential dilutive effect that the Plan would have on stockholders and comparisons of these levels to those of various peer groups.

Our board of directors believes that the Plan serves the best interests of our stockholders by striking the right balance between the potential dilutive effect of the Plan and management’s need to have sufficient shares available to attract, retain and motivate the executive team that will drive our future growth and execute our strategy. In addition, the board believes that a share of restricted stock is more valuable than an option to purchase a share of common stock; thus, the Plan provides that the grant of one share of restricted stock will count as a grant of 1.5 shares under the Plan while the grant of an option to purchase one share of common stock will count as the grant of one share under the Plan. The board expects that an incentive program which includes awards of both options and restricted stock will result in a lower aggregate number of shares being issued. This approach is designed to lower dilution by reducing the number of shares issued under the Plan. As a result, we intend to continue the selective use of restricted stock in our overall approach to equity compensation.

The board of directors recommends that stockholders vote FOR the Syntroleum Corporation 2005 Stock Incentive Plan.

Summary of the Syntroleum Corporation 2005 Stock Incentive Plan

The following summary of the Syntroleum Corporation 2005 Stock Incentive Plan is qualified by reference to the full text of the Plan, which is attached as Annex B to this proxy statement.

Eligibility. All employees and independent contractors are eligible to be considered for awards under the Plan in the sole discretion of the nominating and compensation committee. All non-employee directors are also eligible to be considered for awards under the Plan. As of March 21, 2005, we had approximately 119 employees and seven non-employee directors.

Shares Available for Awards. Up to 6,600,000 shares of our common stock may be issued under the Plan, and up to 4,311,514 shares of our common stock may be issued pursuant to awards already outstanding under our existing equity plans. As of March 21, 2005, there were 54,264,790 shares of common stock outstanding. The closing price per share of our common stock on March 21, 2005 was $11.21.

Any shares subject to options or stock appreciation rights will be counted against the number of shares available for future awards on a one-for-one basis. Any shares subject to stock awards will be counted against the number of shares available for future awards on a 1.5 to 1 basis. For example, an option to purchase 100 shares would reduce the remaining number of shares available for future awards by 100 shares. A restricted stock award of 100 shares would reduce the remaining number of shares available for future awards by 150 shares.

Shares subject to awards under the Plan or our existing equity plans that are forfeited, terminated, expire unexercised, settled in cash, exchanged for other awards that are not settled in common stock or otherwise lapse will not count against the number of shares reserved for issuance under the Plan and will be available for future awards under the Plan. Shares delivered in settlement, assumption, or substitution of awards granted by another entity as a result of an acquisition do not reduce the number of shares available under the Plan.

Our board of directors may make appropriate adjustments in the number of shares available under the Plan to reflect any stock split, stock dividend, recapitalization, reorganization, consolidation, merger, combination or exchange of shares, distribution to shareholders (including cash dividends that the compensation committee determines are not in ordinary course of business but excluding normal cash dividends or dividends payable in shares of our capital stock) or other similar event.

Administration. The nominating and compensation committee has been designated by our board of directors to administer all employee and independent contractor awards under the Plan. The nominating and compensation committee has the discretion to determine the employees and independent contractors who will be granted awards, the sizes and types of such awards, and the terms and conditions of such awards, subject to certain limitations set forth in the Plan. In addition, the nominating and compensation committee has full and final authority to interpret the Plan and may, from time to time, adopt rules and regulations in order to carry out the terms of the Plan.

The nominating and compensation committee may delegate to our chief executive officer and other executive officers its administrative duties under the Plan excluding its granting authority.

Subject to certain restrictions contained in the Plan, the nominating and compensation committee has the discretion to extend the exercisability of an award, accelerate the vesting or exercisability of an award, or otherwise amend the award in a manner that is not adverse to, or is consented to, by the recipient of the award.

The board of directors will administer all director awards under the Plan and will have the same powers, duties, and authority with respect to director awards as the nominating and compensation committee retains with respect to employee and independent contractor awards.

Employee and Independent Contractor Awards. At the discretion of the nominating and compensation committee, employees and independent contractors may be granted awards under the Plan in the form of stock options, stock appreciation rights, stock awards, cash awards or performance awards. Such awards may be granted singly or in combination.

Stock Options. The Plan provides for the granting of incentive stock options, which are intended to comply with Section 422 of the Internal Revenue Code, to employees, and for the granting of non-qualified stock options to employees and independent contractors.

A stock option is a right to purchase a specified number of shares of common stock at a specified grant price. All stock options granted under the Plan must have an exercise price per share that is not less than the fair market value (as defined in the Plan) of the common stock on the date of grant and a term of no more than ten years. The grant price, number of shares, terms and conditions of exercise, whether a stock option will qualify as an incentive stock option under the Internal Revenue Code, and other terms of a stock option grant will be fixed by the nominating and compensation committee as of the grant date. Stock options may not include provisions that “reload” the option upon exercise, and stock options may not be repriced, including by means of a substitute award.

The exercise price of any stock option must be paid in full at the time the stock is delivered to the optionee. The price must be paid in cash or, if permitted by the nominating and compensation committee and elected by the participant, by means of tendering (either by actual delivery or by attestation) previously owned shares of common stock or shares issued pursuant to an award under the Plan.

Stock Appreciation Rights. The Plan also provides for the granting of stock appreciation rights, or SARs, which are rights to payments equal to the appreciation in value of a share of our common stock. The terms, conditions and limitations applicable to a grant of SARs will be determined by the nominating and compensation committee, as of the grant date.

Stock Awards. The Plan also provides for the granting of stock awards, restricted stock and stock units to employees and independent contractors that consist of grants of common stock or units denominated in common stock. The terms, conditions and limitations applicable to any stock award will be decided by the nominating and compensation committee. At the discretion of the nominating and compensation committee, the terms of a stock award may include rights to receive dividends or dividend equivalents.

Cash Awards. The Plan also provides for the granting of cash awards to employees and independent contractors. The terms, conditions and limitations applicable to any cash awards granted pursuant to the Plan will be determined by the nominating and compensation committee.

Performance Awards. At the discretion of the nominating and compensation committee, any of the above-described employee awards may be made in the form of a performance award. A performance award is an award that is subject to the attainment of one or more future performance goals.

The terms, conditions and limitations applicable to any performance award will be decided by the nominating and compensation committee.

At the discretion of the nominating and compensation committee, certain awards under the Plan will be intended to qualify as performance-based compensation under Section 162(m) of the Internal Revenue Code. Section 162(m) generally disallows deductions for compensation in excess of $1,000,000 for some executive officers unless the compensation qualifies as performance-based compensation. The Plan contains provisions consistent with the Section 162(m) requirements for performance-based compensation.

In making qualified awards, the nominating and compensation committee may base a performance goal on one or more of the following business criteria that may be applied to the employee, one or more business units of Syntroleum or the applicable sector, or to Syntroleum as a whole:

•	increased revenue;

•	stock price measures (including but not limited to growth measures and total shareholder return);

•	market share;

•	earnings per share (actual or targeted growth);

•	earnings before interest, taxes, depreciation and amortization;

•	economic value added;

•	net income measures (including but not limited to income after capital costs and income before or after taxes);

•	operating measures (including but not limited to operating income, funds from operations, cash from operations, after-tax operating income, sales volumes, production volumes and production efficiency);

•	cash flow measures (including, but not limited to, recurring cash flow, net cash flow and net cash flow before financing activities);

•	return measures (including but not limited to return on equity, return on average assets, return on capital, risk-adjusted return on capital, and return on average equity);

•	expense measures (including but not limited to finding and development costs, overhead cost and general and administrative expense);

•	margins;

•	shareholder value;

•	total shareholder return;

•	proceeds from dispositions;

•	total market value;

•	corporate values measures (including but not limited to ethics compliance, environmental, and safety);

•	securing government contracts; and

•	technology development benchmarks.

Goals may also be based on performance relative to a peer group of companies.

Employee Award Limitations. Subject to adjustment as provided under the Plan, no employee may be granted during any calendar year:

•	stock options or SARs, or any combination of stock options or SARs, covering more than 1,000,000 shares of common stock;

•	stock awards covering more than 1,000,000 shares of common stock; or

•	cash awards (including performance awards) in respect of any calendar year having a value determined on the grant date in excess of $4,000,000.

Non-employee Director Awards. At the discretion of our board of directors, non-employee directors may be granted awards under the Plan in the form of SARs, stock options or restricted stock. Awards to directors may be granted singly or in combination. Non-employee directors may not be granted discretionary awards consisting of stock options or SARs, or any combination of stock options and SARs, covering or relating to more than 50,000 shares of common stock, or more than 50,000 shares of restricted stock, during any calendar year.

Change of Control. The Plan provides that stock options, stock awards, and performance awards will be immediately vested and fully exercisable upon the occurrence of a change in control unless otherwise specified in the terms of the award. At that time, any such performance awards will vest at target level.

Non-United States Participants. The Plan allows the nominating and compensation committee to grant awards to persons outside of the United States under appropriate terms and conditions for the applicable foreign jurisdiction.

Deferred Payment. At the discretion of the nominating and compensation committee, amounts payable in respect of awards granted under the Plan may be deferred. Any deferred payment may be forfeited if and to the extent that the terms of the applicable award so provide. All awards of deferred compensation under the Plan are intended to comply with Section 409A of the Internal Revenue Code.

Amendment, Modification, and Termination. Our board of directors may amend, modify, suspend, or terminate the Plan at any time for the purpose of addressing changes in legal requirements or for other purposes permitted by law. However, no amendment shall be effective prior to approval by the stockholders if such approval is required by law or the requirements of the Nasdaq National Market. Furthermore, without the prior approval of our stockholders, and except as permitted by Section 409A of the Internal Revenue Code, stock options and SARs issued under the Plan will not be repriced. No awards may be made following the tenth anniversary of the approval of the Plan by stockholders.

Federal Income Tax Consequences

The following is a brief summary of the federal income tax aspects of awards that may be made under the Plan based on existing U.S. federal income tax laws. This summary is general in nature and does not address issues related to the tax circumstances of any particular participant. This discussion is not to be construed as tax advice.

Stock Options. Some of the stock options issuable under the Plan may constitute incentive stock options within the meaning of Section 422 of the Internal Revenue Code, while other options granted under the Plan may be non-qualified stock options. There are no immediate federal income tax consequences to the optionee on the grant of a non-qualified option. Upon exercise, the optionee recognizes taxable income in an amount equal to the excess of the then fair market value of the common stock received over the exercise price, and, subject to the limitations of Code Section 162(m) described below, we are generally entitled to a deduction equal to the amount included in income by the optionee. Any taxable income recognized in connection with the exercise of a non-qualified option is added to the basis of the stock acquired on the exercise of the option and, as to an employee, is subject to withholding for income and employment taxes. The Internal Revenue Code provides for tax treatment of stock options qualifying as incentive stock options that may be more favorable to employees than the tax treatment accorded non-qualified stock options. Generally, upon the exercise of an incentive stock option, the optionee will recognize no income for U.S. federal income tax purposes. However, the difference between the exercise price of the incentive stock option and the fair market value of the stock at the time of exercise is an item of tax preference that may require payment of an alternative minimum tax. On the sale of shares acquired by exercise of an incentive stock option (assuming that the sale does not occur within two years of the date of grant of the option or within one year from the date of exercise), any gain will be taxed to the optionee as long-term capital gain. No deduction is available to us upon the grant or exercise of an incentive stock option (although a deduction may be available if the employee sells the shares so purchased before the applicable holding period expires). Except with respect to death or disability of an optionee, an optionee has three months after termination of employment in which to exercise an incentive stock option and retain favorable tax treatment at exercise. An option exercised more than three months after an optionee’s termination of employment (other than upon death or disability) cannot qualify for the tax treatment accorded incentive stock options. Such option would be treated as a non-qualified stock option instead.

Stock Appreciation Rights. Participants will not realize taxable income upon the grant of a SAR. Upon the exercise of a SAR, the participant will recognize ordinary income (subject, in the case of employees, to withholding) in an amount equal to the excess of: the amount of cash and the fair market value on the date of exercise of the common stock received over the exercise price (if any) paid on exercise of the SAR. The participant will generally have a tax basis in any shares of common stock received on the exercise of a SAR that equals the fair market value of such shares on the date of exercise. Subject to the limitations of Section 162(m) described below, we will be entitled to a deduction for U.S. federal income tax purposes that corresponds as to timing and amount with the compensation income recognized by the participant.

Stock Awards. Federal income tax consequences with respect to stock awards depend on the facts and circumstances of each award, and, in particular, the nature of any restrictions imposed with respect to the award. In general, if the stock which is the subject of a stock award is actually issued to a participant but is subject to a “substantial risk of forfeiture,” for example, if rights to ownership of the stock are conditioned upon the future performance of substantial services by the participant, a taxable event occurs only when the substantive risk of forfeiture ceases. When the substantial risk of forfeiture ceases, the participant will realize ordinary income to the extent of the excess of the fair market value of the stock on the date the risk of forfeiture terminates over the participant’s cost for such stock (if any), and the same amount is then deductible by us as compensation. If the restrictions with respect to the stock award, by their nature, do not subject the participant to a “substantial risk of forfeiture” of the stock, then the participant will realize ordinary income at the time of grant to the extent of the excess of the fair market value of the stock over the participant’s cost (if any). The same amount is then deductible by us. If no stock is actually issued to the participant at the time the stock award is granted, the participant will realize ordinary income at the time the participant receives stock free of any substantial risk of forfeiture, and the amount of such income will be equal to the fair market value of the stock at such time over the participant’s cost (if any). The same amount is then deductible by us.

Cash Awards. The recipient of a cash award will recognize ordinary compensation income at the time the payment is received. Syntroleum will normally be entitled to a deduction for federal income tax purposes in an amount equal to the ordinary income recognized by such recipient.

General. A participant’s tax basis in shares purchased or awarded under the Plan is equal to the sum of the price paid for the shares, if any, and the amount of ordinary income recognized by the participant in connection with the transfer of the shares. The participant’s holding period for the shares begins immediately after ordinary income is recognized with respect to the transfer of the shares. If a participant sells shares, any difference between the amount realized in the sale and the participant’s tax basis in the shares is taxed as long-term or short-term capital gain or loss (provided the shares are held as a capital asset on the date of sale), depending on the participant’s holding period for the shares.

Tax Deductibility Cap. Section 162(m) of the Internal Revenue Code provides that certain compensation received in any year by a “covered employee” in excess of $1,000,000 is non-deductible by us for federal income tax purposes. Section 162(m) provides an exception, however, for “performance-based compensation.” The compensation committee believes that compensation to its executives should involve a direct and substantial link with financial measures that affect shareholder values. This generally permits the compensation committee to structure grants and awards made under the Plan to “covered employees” as performance-based compensation that is exempt from Section 162(m). However, the compensation committee may award compensation that is or may become non-deductible when such grants are in our best interest, balancing tax efficiency with long-term strategic objectives.

Internal Revenue Code Section 409A. Section 409A of the Internal Revenue Code imposes new constraints on nonqualified deferred compensation, and some awards under the Plan may be subject to these new rules. Failure to comply with the new rules under Section 409A may result in the early taxation of deferred compensation and the imposition of a 20% penalty. The new Section 409A is effective with respect to amounts deferred after December 31, 2004, but may also apply to amounts deferred earlier under arrangements which are materially modified after October 3, 2004. Nothing in the proposed amendment to the Plan is intended to enlarge or modify those awards granted under our existing equity plans prior to December 31, 2004. In IRS Notice 2005-1, the Treasury Department has provided interim guidance on transition issues and the meaning of various provisions of new Section 409A and is expected to provide additional guidance later in calendar year 2005. We intend to design awards granted under the Plan in a manner that will satisfy the requirements of the new Section 409A to avoid the imposition of excise tax thereunder. We may be required to amend the Plan at a later time to make changes necessary to comply with future guidance.

Plan Benefits

Since January 1, 2005, we have granted to our employees options to purchase approximately 22,000 shares of our common stock pursuant to the Plan, subject to stockholder approval. The exercise price of the options range from $11.16 to $11.86, and the rights to exercise the options and purchase shares of our common stock vest in equal installments over a three-year period.

The amount and type of awards to be granted in the future under the plan to the named officers, to all executive officers as a group and to all other employees, or that would have been received by those individuals last year had the Plan then been in effect, are not currently determinable.

PROPOSAL 3—APPROVAL OF THE ISSUANCE OF

SHARES AND WARRANTS TO MR. ZIAD GHANDOUR

The board of directors recommends that stockholders vote FOR the proposal to approve the issuance of shares of our common stock and warrants to purchase shares of our common stock to Mr. Ziad Ghandour.

In March 2005, we amended our consulting agreement with TI Capital Management, a consulting firm controlled by Mr. Ghandour, to provide that in connection with the closing before March 21, 2006 or such later date as we, in our sole discretion, may designate, of a venture to provide at least $40 million financing from venture participants to secure rights to stranded oil and gas fields with associated oil and other hydrocarbons, which we refer to as the “stranded gas venture,” we will either :

•	subject to stockholder approval in accordance with the requirements of the Nasdaq National Market, issue to Mr. Ghandour a number of shares of our common stock equal to one percent of the amount of funds committed to such venture divided by $5.79 per share; or

•	if stockholder approval is not received, pay Mr. Ghandour an amount of cash equal to the market value on the date of such closing of the number of shares that he would have received had the stockholders approved the issuance of common stock.

Pursuant to the amendment, we also agreed, provided that the closing of the stranded gas venture occurs by March 21, 2006 or such later date as we, in our sole discretion, may designate, either:

•	subject to stockholder approval in accordance with the requirements of the Nasdaq National Market, to issue to Mr. Ghandour warrants to purchase a number of shares of our common stock equal to one percent of the amount of funds committed to the stranded gas venture divided by a value per warrant to purchase one share determined using a Black-Scholes methodology that takes into account the expected holding period of the warrant, current interest rates, the volatility of our common stock over the prior year and the market price of our common stock on the date of issuance, with such warrants having an exercise price per share of $11.21 and remaining exercisable until the third anniversary of the closing of the stranded gas venture; or

•	if stockholder approval is not received, to pay Mr. Ghandour $400,000 in cash.

Assuming the stranded gas venture with $40 million of financing had closed on March 25, 2005, the Black-Scholes methodology described above would have valued each warrant to purchase a share of our common stock at $2.33, and therefore the application of the formula specified above would have resulted in the issuance of warrants to purchase 171,674 shares of our common stock.

Any cash payment due under the amendment will be made promptly after the meeting of stockholders at which the proposal to approve the issuance of the shares is submitted. If the stockholders approve the issuance of the shares and the warrants, we and Mr. Ghandour may mutually agree that Mr. Ghandour may receive cash in lieu of the shares, the warrants, or both.

The consulting agreement has also been amended to extend the term by two years. As compensation for this extension, we have agreed to issue to Mr. Ghandour, subject to stockholder approval in accordance with the requirements of the Nasdaq National Market, warrants to purchase an additional 500,000 shares of our common stock (the “first additional warrants”) at an exercise price of $11.21 per share. The first additional warrants will be exercisable upon the later of stockholder approval or the execution prior to the termination of the consulting agreement of an agreement with a party approved by us with terms that we and Mr. Ghandour mutually agree will result in the exercisability of the warrants (the “first agreement”) until three years from the date of the first agreement. In addition, we have agreed to issue to Mr. Ghandour, subject to stockholder approval in accordance with the requirements of the Nasdaq National Market, warrants to purchase an additional 500,000 shares of our common stock (the “second additional warrants”) at an exercise price of $11.21 per share. The second additional warrants will be exercisable upon the later of stockholder approval or the execution prior to the termination of the consulting agreement of an agreement with a second party approved by us with terms that we and Mr. Ghandour mutually agree will result in the exercisability of the warrants (the “second agreement”) until three years from the date of the second agreement. If stockholders approve the issuance of the warrants and we terminate the consulting agreement on September 30, 2006 and TI Capital Management is not then in breach of the consulting agreement, then either:

•	if the first additional warrants are not then exercisable, they will become exercisable on October 1, 2006; or

•	if the first additional warrants are then exercisable but the second additional warrants are not then exercisable, the second additional warrants will become exercisable on October 1, 2006.

A copy of the amendment to our consulting agreement with TI Capital Management is attached as Annex C to this proxy statement.

On March 21, 2005, the market value of the common stock underlying the first additional warrants and the second additional warrants was $11,210,000.

FEDERAL INCOME TAX CONSEQUENCES OF ISSUANCE OF SHARES AND WARRANTS

The holder of a warrant recognizes no taxable income as a result of the grant of the warrant. Upon the exercise of a warrant, however, the holder recognizes ordinary income in an amount equal to the difference between the then fair market value of the shares on the date of exercise and the exercise or purchase price and, correspondingly, subject to the several limitations on deducting capital expenses, we will be entitled to an income tax deduction for such amount. Mr. Ghandour will be taxed upon the receipt of any shares pursuant to the amendment to our consulting agreement with TI Capital Management in an amount equal to the fair market value of such shares on the date of receipt, and subject to the general limitations on deducting capital expenses.

This tax information is only a summary, does not purport to be complete and does not cover, among other things, foreign, state and local tax treatment of the grant or exercise of warrants pursuant to the agreements with Mr. Ghandour.

PROPOSAL 4—RATIFICATION OF APPOINTMENT OF

INDEPENDENT REGISTERED PUBLIC ACCOUNTING FIRM

Our board of directors, upon recommendation of the audit committee, has appointed Grant Thornton LLP as our independent registered public accounting firm for the year ending December 31, 2005. Although the selection and appointment of independent registered public accounting firm is not required to be submitted to a vote of stockholders, the board of directors has decided to ask our stockholders to approve this appointment. The board of directors recommends that stockholders vote FOR the ratification of the appointment of Grant Thornton LLP as our independent registered public accounting firm for the year ending December 31, 2005.

Representatives of Grant Thornton LLP will be present at the meeting, will be given the opportunity to make a statement if they so desire and will be available to respond to appropriate questions of any stockholders.

BOARD AUDIT COMMITTEE REPORT

Our committee has reviewed and discussed Syntroleum’s audited financial statements for the year ended December 31, 2004 with management. In addition, we have discussed with Grant Thornton LLP, Syntroleum’s independent registered public accounting firm, the matters required by Codification of Statements on Auditing Standards No. 61 (SAS 61).

We have received the written disclosures and the letter from Grant Thornton LLP required by Independence Standards Board Standard No. 1, and we have reviewed, evaluated and discussed the written disclosures with that firm and its independence from Syntroleum. We also have discussed with management and Grant Thornton LLP such other matters and received such assurances from them as we deemed appropriate.

Based on the foregoing review and discussions and relying thereon, we have recommended to the board of directors the inclusion of Syntroleum’s audited financial statements for the year ended December 31, 2004 in Syntroleum’s Annual Report on Form 10-K for such year filed with the SEC.

Audit Committee

Alvin R. Albe, Jr. (Chairman)

Frank M. Bumstead

Robert B. Rosene, Jr.

J. Edward Sheridan

INDEPENDENT REGISTERED PUBLIC ACCOUNTING FIRM’S FEES

Grant Thornton LLP billed us fees in fiscal years 2004 and 2003, respectively, as set forth in the table below for (i) the audit of our annual financial statements, the 2004 audit of effectiveness of internal controls over financial reporting and the reviews of our quarterly financial statements, (ii) assurance and other services related to the audit of our annual financial statements and the reviews of our quarterly financial statements, (iii) professional services relating to tax compliance and preparation, tax advice and tax planning, and (iv) all other services rendered.

	2004	2003
Audit Fees	$350,500	$181,415
Audit-Related Fees	—	—
Tax Fees (1)	113,360	234,815
All Other Fees (2)	—	9,000
Total	$463,860	$425,230

(1)	Tax Fees relate to services for tax compliance, consultation and preparation fees. Tax Fees in 2003 also include $123,215 related to a contingent fee arrangement for services rendered prior to 2003.

(2)	All Other Fees in 2003 related to the audit of our 401(k) plan.

The audit committee has considered whether the provision of services rendered in 2004, other than the audit of our financial statements, the 2004 audit of effectiveness of internal controls over financial reporting, and the reviews of our quarterly financial statements, was compatible with maintaining the independence of Grant Thornton LLP and determined that the provision of such services was compatible with maintaining such independence.

The audit committee is responsible for appointing, setting compensation for and overseeing the work of the independent auditor. The audit committee’s amended and restated charter allows the audit committee to delegate to subcommittees consisting of one or more members the authority to grant pre-approvals of audit and permitted non-audit services between audit committee meetings, provided that the subcommittee reports any pre-approval decisions to the full audit committee at the committee’s next scheduled meeting. The audit committee has adopted policies and procedures for pre-approving all audit and non-audit services performed by the independent registered public accounting firm. The policy requires advance approval by the audit committee of all audit and non-audit work. Unless the specific service has been previously pre-approved with respect to the 12-month period following the advance approval, the audit committee must approve a service before the independent registered public accounting firm is engaged to perform the service. The audit committee has given advance approval for specified audit, audit-related and tax services for 2005. Requests for services that have received this pre-approval are subject to specified fee or budget restrictions as well as internal management controls. All of the 2004 audit and non-audit services described above were pre-approved by the audit committee in accordance with its charter, its policies and procedures, and pursuant to applicable rules of the SEC.

STOCKHOLDER PROPOSALS

Rule l4a-8 under the Securities and Exchange Act of 1934 addresses when a company must include a stockholder’s proposal in its proxy statement and identify the proposal in its form of proxy when the company holds an annual or special meeting of stockholders. Under Rule l4a-8, proposals that stockholders intend to have included in our proxy statement for the 2006 annual meeting of stockholders should be received by our corporate secretary no later than November 30, 2005. However, if the date of the 2006 annual meeting of stockholders changes by more than 30 days from the anniversary date of the 2005 annual meeting, the deadline is a reasonable time before we begin to print and mail our proxy materials. Stockholder proposals must also be otherwise eligible for inclusion.

If a stockholder desires to bring a matter before an annual or special meeting and the proposal is submitted outside the process of Rule 14a-8, the stockholder must follow the procedures set forth in our bylaws. Our bylaws provide generally that stockholder proposals for an annual meeting may be made by a stockholder only if (1) the stockholder is a stockholder of record and is entitled to vote at the meeting, and (2) the stockholder gives timely written notice of the proposal to our corporate secretary. To be timely, a stockholder’s notice must be delivered to, or mailed and received at, our principal executive offices not less than 70 days nor more than 90 days prior to the first annual anniversary of the prior year’s annual meeting of stockholders. Under our bylaws, proposals that stockholders intend to have included in our proxy statement for the 2006 annual meeting of stockholders should be received by our corporate secretary no earlier than January 25, 2006 or later than February 14, 2006. However, if the date of the annual meeting of stockholders is advanced by more than 20 days or delayed by more than 70 days from such anniversary date, notice by the stockholder must be so delivered not earlier than the close of business on the 90th day prior to such annual meeting of stockholders and not later than the close of business on the later of the 70th day prior to such annual meeting of stockholders or the tenth day following the day on which we first publicly announce the date of such meeting.

TRANSACTION OF OTHER BUSINESS

As of the date of this proxy statement, the board of directors is not aware of any matters other than those set forth herein that will come before the meeting. Should any other matter requiring the vote of stockholders arise at the meeting, proxies will be voted on that matter in accordance with the judgment of the person or persons voting the proxies.

Please return your proxy as soon as possible. Unless a quorum consisting of a majority of the outstanding shares entitled to vote is represented at the annual meeting, no business can be transacted. Therefore, please be sure to date and sign your proxy card exactly as your name appears on your stock certificate and return it in the enclosed postage prepaid return envelope, or submit your proxy by telephone or the Internet in accordance with the instructions on your proxy card. Please act promptly to ensure that you will be represented at this important meeting.

WE WILL PROVIDE WITHOUT CHARGE ON THE WRITTEN REQUEST OF ANY PERSON SOLICITED HEREBY A COPY OF OUR ANNUAL REPORT ON FORM 10-K AS FILED WITH THE SECURITIES AND EXCHANGE COMMISSION FOR THE YEAR ENDED DECEMBER 31, 2004. WRITTEN REQUESTS SHOULD BE MAILED TO RICHARD L. EDMONSON, SENIOR VICE PRESIDENT, GENERAL COUNSEL AND CORPORATE SECRETARY, SYNTROLEUM CORPORATION, 4322 SOUTH 49TH WEST AVENUE, TULSA, OKLAHOMA 74107.

By Order of the Board of Directors,

RICHARD L. EDMONSON
Senior Vice President, General Counsel and Corporate Secretary

March 30, 2005

ANNEX A

SYNTROLEUM CORPORATION

SECOND AMENDED AND RESTATED AUDIT COMMITTEE CHARTER

I.	Statement of Policy.

The Audit Committee (“Committee”) of Syntroleum Corporation, a Delaware corporation (the “Company”), is appointed by the Board of Directors of the Company to oversee (i) the corporate accounting, internal accounting controls, reporting practices of the Company, and the quality and integrity of the financial statements of the Company, (ii) the independence, qualifications and performance of the Company’s independent auditors, (iii) the performance of the Company’s internal audit function and (iv) the compliance by the Company with legal and regulatory requirements.

In so doing, it shall be the policy of the Committee to maintain free and open means of communication between the Board of Directors, the independent auditors, the internal auditors, if any, and the financial management of the Company.

Pursuant to the Sarbanes-Oxley Act of 2002 and the rules and regulations of the Securities and Exchange Commission (the “Commission”), the Committee shall be directly responsible for the appointment, compensation, retention and oversight of the work of any registered public accounting firm engaged for the purpose of preparing or issuing an audit report or performing other audit, review or attest services for the Company (any such firm is referred to in this Charter as the Company’s independent auditors). The Committee shall have and may exercise all the powers of the Board of Directors, except as may be prohibited by law, with respect to all matters encompassed by this Charter, and shall have all the power and authority required under the Sarbanes-Oxley Act of 2002.

II.	Organization.

A. Members. The Committee shall consist of not less than three directors, each of whom shall be appointed by and serve at the discretion of the Board. The Committee’s composition shall meet the independence and experience requirements of the principal exchange on which the Company’s common stock is quoted or listed (the “Principal Exchange”), Section 10A(m)(3) of the Securities Exchange Act of 1934 (the “Exchange Act”), and applicable rules and regulations of the Commission. Each member shall be able to read and understand fundamental financial statements, and at least one member shall have past employment experience in finance or accounting, requisite professional certification in accounting, or other comparable experience or background which results in the individual’s financial sophistication. In addition, at least one member of the Committee shall be an “audit committee financial expert” as defined by Item 401(h)(2) of Regulation S-K promulgated by the Commission.] [Committee members shall not simultaneously serve on the audit committees of more than two other public companies. In addition, the Board of Directors shall designate a Chairman. The Company’s corporate Secretary shall serve as secretary to the Committee.

B. Meetings. The Committee shall meet as required to discharge its responsibilities. Meetings shall be scheduled at the discretion of the Chairman. Notice of the meetings shall be provided at least five days in advance, unless notice is waived by each member of the Committee. A quorum of the Committee shall be declared when a majority of the appointed members of the Committee are in attendance. The Committee shall, when desirable, request that members of management, internal auditors, if any, and representatives of the independent auditors be present at meetings of the Committee.

C. Minutes. The Secretary shall prepare minutes for all meetings of the Committee to document the Committee’s discharge of its responsibilities. The minutes shall be circulated in draft form to all Committee members to ensure an accurate final record, and shall be approved at a subsequent meeting of the Committee.

D. Conflicts. In the event that a Committee member faces a potential or actual conflict of interest with respect to a matter before the Committee, that Committee member shall be responsible for alerting the Committee Chairman and, in the case where the Committee Chairman faces a potential or actual conflict of interest, the Committee Chairman shall advise the Chairman of the Board of Directors. In the event that the Committee Chairman, or the Chairman of the Board of Directors, concurs that a potential or actual conflict of interest exists, an substitute Director meeting the requirements of this Charter for membership on the Committee shall be appointed as a Committee member until the matter, posing the potential or actual conflict of interest, is resolved.

III.	Responsibilities.

The Committee shall be directly responsible for the appointment, compensation, and retention of the independent auditor (subject, if applicable, to shareholder ratification). The independent auditor shall report directly to the Committee. The Committee shall be directly responsible for the oversight of the work of the independent auditor (including resolution of disagreements between management and the independent auditor regarding financial reporting) for the purpose of preparing or issuing an audit report or related work or performing other audit, review or attest services for the Company. The Committee shall be responsible for ensuring the independence of the independent auditor. The Committee shall preapprove all auditing services and permitted non-audit services (including the fees and terms thereof) to be performed for the Company by its independent auditor, subject to the de minimus exceptions for non-audit services described in Section 10A(i)(1)(B) of the Exchange Act which are approved by the Committee prior to the completion of the audit.

In fulfilling the responsibilities of the Committee, the Committee shall periodically perform the following functions.

1. Receive and review from outside auditors a formal written statement delineating all relationships between the auditor and the Company, consistent with Independence Standards Board Standard 1, and actively engage in a dialogue with the auditor with respect to any disclosed relationships or services that may impact the objectivity and independence of the auditor and take, or recommend that the full board take, appropriate action to oversee the independence of the outside auditor.

2. Meet with the independent auditors and financial management of the Company to review the scope of the proposed audit for the current year and the audit strategy to be employed.

3. Review with the independent auditors, internal auditors, if any, and financial management, the process utilized to manage those risks and exposures which could have a material effect on the Company’s financial statements.

4. Review with the independent auditors, internal auditors, if any, and with the Company’s financial and accounting personnel the adequacy and effectiveness of the internal controls of the Company, including the adequacy and effectiveness of controls in the international markets. Particular emphasis should be given to the adequacy of such internal controls to prevent or expose any payments, transactions or procedures which may be deemed illegal or otherwise improper.

5. Review the internal audit function of the Company, including the proposed programs for the coming year, the coordination of such programs with the independent auditors and the results of the internal auditors’ recent activities. Particular attention should be given to maintaining the best possible effective balance between independent and internal auditing resources.

6. On a timely basis, review with financial management and the independent auditors the results of their analysis of significant financial reporting issues and practices, including changes in, or new adoptions of, accounting principles and disclosure practices. Also review with financial management and the independent auditors their qualitative judgments about the appropriateness of accounting principles and financial disclosure practices used or proposed to be used, and particularly, the degree of aggressiveness or conservatism of the organization’s accounting principles and underlying estimates.

7. Review with management and the independent auditors the results of the annual audit, including all matters required to be communicated by the auditors under generally accepted accounting standards.

8. Discuss with the independent auditors the matters required to be discussed by Statement on Auditing Standards No. 61 relating to the conduct of the audit, including any difficulties encountered in the course of the audit work, any restrictions on the scope of activities or access to requested information, and any significant disagreements with management.

9. Report the results of the annual audit to the Board of Directors. If requested by the Board, the Committee or the independent auditors, invite the independent auditors to attend the full Board of Directors’ meeting to assist in reporting the results of the annual audit or to answer other questions of the Directors.

10. Insure that sufficient opportunity exists for the members of the Committee to meet with the independent auditors without members of management present and with members of management without the independent auditors present.

11. Review and discuss with management and the independent auditors the annual audited financial statements, including disclosures made in management’s discussion and analysis, and recommend to the Board whether the audited financial statements should be included in the Company’s Form 10-K.

12. Review and discuss with management the Company’s quarterly financial statements prior to the filing of its Form 10-Q.

13. Review, discuss and document quarterly reports from the independent auditors on:

(a) All critical accounting policies and practices to be used.

(b) All alternative treatments of financial information within generally accepted accounting principles that have been discussed with management, ramifications of the use of such alternative disclosures and treatments, and the treatment preferred by the independent auditor.

(c) Other material written communications between the independent auditor and management, such as any management letter or schedule of unadjusted differences.

14. Discuss with the independent auditor any matters brought to the Committee’s attention as a result of the application of the Statement of Auditing Standards No. 71 (Interim Financial Information).

15. Review disclosures made to the Committee by the Company’s CEO and CFO during their certification process for the Form 10-K and Form 10-Q about any significant deficiencies in the design or operation of internal control over financial reporting or material weaknesses therein and any fraud involving management or other employees who have a significant role in the Company’s internal controls.

16. Review with management the Company’s earnings press releases, with particular emphasis on the use of any “non-GAAP financial measures,” as well as financial information and earnings guidance provided to analysts and rating agencies. Such discussion may be done generally (covering, for example, the types of information to be disclosed and the type of presentation to be made).

17. Review with management and the independent auditors the effect of regulatory and accounting initiatives as well as off-balance sheet structures on the Company’s financial statements.

18. Prepare a report to shareholders as required by the SEC to be included in the Company’s annual proxy statement.

19. Meet with the General Counsel of the Company and other appropriate legal officers of the Company, to review legal affairs of the Company.

20. Review Company policy statements and the procedures established by management and review with management compliance with the code of ethics and conduct, and any events of noncompliance, and report to the Board annually concerning these issues.

21. Meet with management of the Company’s environmental, health and safety organization to review the status of environmental management, safety and regulatory compliance, and report to the Board annually concerning these issues.

22. Obtain from the independent auditor assurance that Section 10A(b) of the Exchange Act has not been implicated.

23. Establish procedures for the receipt, retention and treatment of complaints received by the Company regarding accounting, internal accounting controls or auditing matters, and the confidential, anonymous submission by employees of concerns regarding questionable accounting or auditing matters.

24. Review all related party transactions (as that term is defined by Item 404 of Regulation S-K) for potential conflicts of interest. All such transactions must be approved by the Committee.

28. Review and reassess the adequacy of this Charter at least annually. The Committee shall report the results of the review to the Board and, if necessary, recommend that the Board amend this Charter. In carrying out its responsibilities, the Committee believes that its policies and procedures should remain flexible in order that it can best react to changing conditions and environment and to assure to the Directors and stockholders that the corporate accounting and reporting practices of the Company are in accordance with all requirements and are of the highest quality.

IV.	Reporting.

The Committee shall report to the Board of Directors any significant matters as promptly as possible, but in any event, no later than the next following regularly scheduled meeting of the Board of Directors. When presenting any recommendation or advice to the Board, the Committee will provide such background and supporting information as may be necessary for the Board to make an informed decision.

V.	Other Authority.

The Committee is authorized to confer with Company management and other employees to the extent it may deem necessary or appropriate to fulfill its duties. The Committee is authorized to conduct or authorize investigations into any matters within the Committee’s scope of responsibilities.

The Committee shall have the authority, to the extent it deems necessary or appropriate, to retain independent legal, accounting or other advisors. The Company shall provide for appropriate funding, as determined by the Committee, for payment of (i) compensation to the independent auditor for the purpose of rendering or issuing an audit report or performing other audit, review or attest services for the Company and to any advisors employed by the Committee and (ii) ordinary administrative expenses of the Committee that are necessary or appropriate in carrying out its duties.

The Committee may form and delegate authority to subcommittees consisting of one or more members when appropriate, including the authority to grant preapprovals of audit and permitted non-audit services, provided that decisions of such subcommittee to grant preapprovals shall be presented to the full Committee at its next scheduled meeting.

The Committee will perform such other functions as are authorized for this Committee by the Board of Directors from time to time or required by law or the rules of the Principal Exchange.

VI.	Management Support.

To assist the Committee in fulfilling its duties, management will provide the Committee with the following, as needed.

1. Quarterly and annual financial statements of the Company.

2. Copies of any management letters and management’s response thereto and all other formal communications on accounting matters received from or directed to the independent accountants.

3. Summary of significant litigation.

4. Accounting policy changes and the reason for the changes.

5. Significant contingencies facing the Company not dealt with elsewhere.

6. An annual review of the independent accountant’s performance.

7. Copies of all financial data released to the public.

8. Any additional information or data as may be requested to discharge its responsibilities.

VII. Oversight/Reliance

While the Committee has the responsibilities and powers set forth in this Charter, the Board and the Committee recognize that the Company’s management is responsible for preparing the Company’s financial statements and the external auditors are responsible for auditing those financial statements. Therefore, the Committee’s responsibility is in the nature of oversight. It is not the responsibility of the Committee to plan or conduct audits or to determine that the Company’s financial statements are complete and accurate or are in accordance with generally acceptable accounting principles. In carrying out its oversight responsibilities, the Committee is not providing any expert or special assurances as to the Company’s financial statements or the work of the outside auditors. Absent actual knowledge to the contrary (which shall be promptly reported to the Board), each member of the Committee shall be entitled to assume and rely upon (i) the integrity of those persons and organizations within and outside the Company from which it receives information, and (ii) the accuracy of the financial and other information provided to the Committee by such persons and organizations.

Approved by the Syntroleum

Corporation Audit Committee on

April 26, 2004

Approved by the Syntroleum

Corporation Board of Directors on

April 26, 2004

ANNEX B

SYNTROLEUM CORPORATION 2005 STOCK INCENTIVE PLAN

(Effective             , 2005)

RECITALS

Syntroleum Corporation, a Delaware corporation (the “Company”) maintains the Syntroleum Corporation 1993 Stock Option and Incentive Plan, as amended and restated effective on the following dates: June 17, 1999, January 22, 2001, and December 1, 2002. The Company also maintains the Syntroleum Corporation Stock Option Plan for Outside Directors, as established effective April 28, 1997, and the SLH Corporation 1997 Stock Incentive Plan (collectively, the “Prior Plans”).

Effective as of the date provided in Paragraph 24 below, the Company hereby establishes the Syntroleum Corporation 2005 Stock Incentive Plan (the “Plan”).

1. Plan. The Plan has been adopted by the Company to reward certain corporate officers and key Employees, certain independent contractors and nonemployee directors of the Company and its Subsidiaries. The Plan permits Stock Awards and Awards of Cash, Options and SARs to Employees. The Plan permits Stock Awards and Awards of Options and SARs to Directors. Both Incentive Stock Options (ISO’s) and Nonqualified Stock Options (NQSO’s) are permitted under the Plan, but only Employees may receive ISO’s. All Awards of deferred compensation under the Plan are intended to meet the requirements and restrictions of the nonqualified deferred compensation rules contained in Section 409A of the Code. The Company intends ISO’s awarded under the Plan to qualify for the favorable tax treatment available under Section 422 of the Code. The Company also intends certain Awards under the Plan to qualify as performance-based compensation under the million-dollar pay cap rules of Section 162(m) of the Code. The Plan will be submitted to shareholders as provided in Paragraph 24.

2. Objectives. The purpose of the Plan is to further the interests of the Company, its Subsidiaries and its shareholders by providing incentives in the form of Awards to key Employees, independent contractors and directors who can contribute materially to the success and profitability of the Company and its Subsidiaries. Such Awards will recognize and reward outstanding performances and individual contributions and give Participants in the Plan an interest in the Company parallel to that of the shareholders, thus enhancing the proprietary and personal interest of such Participants in the Company’s continued success and progress. This Plan will also enable the Company and its Subsidiaries to attract and retain such employees, independent contractors and directors.

3. Definitions. As used herein, the terms set forth below shall have the following respective meanings:

“Award” means an Employee Award, a Director Award or an Independent Contractor Award.

“Award Agreement” means one or more Employee Award Agreements, Director Award Agreements or Independent Contractor Award Agreements.

“Board” means the Board of Directors of the Company.

“Cash Award” means an Award denominated in cash.

“Cause” shall have the same meaning prescribed in an Employee’s employment agreement. If there is no such agreement or definition, the term “Cause” means willful and continued failure to substantially follow assigned duties, unlawful or willful misconduct that is economically injurious to the Company, conviction of (or a plea of nolo contendere to) a felony charge, or drug or alcohol abuse that impairs the Employee’s ability to perform the essential duties of his position.

“Change of Control” means:

(1) Any “person” (as defined in Sections 13(d) and 14(d) of the Exchange Act) is or becomes the “beneficial owner” (as defined in Rule 13d-3 under the Exchange Act), directly or indirectly, of securities of the Company representing twenty-five percent (25%) or more of the combined voting power of the Company’s then outstanding securities; provided, however, that this provision shall not apply to securities beneficially owned directly or indirectly by Robert A. Day (alone or in combination with members of his immediate family), until Robert A. Day’s direct or indirect beneficial ownership (alone or in combination with members of his immediately family) shall extend to securities representing thirty-five percent (35%) or more of the combined voting power of the Company’s then outstanding securities; or

(2) At any time there shall cease to be a majority of the Board comprised as follows: individuals who at the beginning of such period constitute the Board and any new Director(s) whose election by the Board or nomination for election by the Board or nomination for election by the Company’s shareholders was approved by a vote of at least two-thirds (2/3) of the Directors then still in office who either were Directors at the beginning of the period or whose election or nomination for election was previously so approved.

(3) Notwithstanding the above definition of Change of Control, solely for purposes of determining whether a distribution of deferred compensation is permitted under the Plan, no Change of Control shall be deemed to occur unless there has been a “Change in ownership”, a “Change in Effective Control” or a “Change in the Ownership of a Substantial Portion of the Company’s Assets”, all as defined in Section 409A of the Code or the regulations or other guidance under that Code section.

“Code” means the Internal Revenue Code of 1986, as amended from time to time.

“Commission” means the U.S. Securities and Exchange Commission.

“Committee” means the Nominating and Compensation Committee of the Board or such other committee of the Board as is designated by the Board to administer certain portions of the Plan.

“Common Stock” means the Company’s common stock, par value $.01 per share.

“Company” means Syntroleum Corporation, a Delaware corporation.

“Director” means an individual serving as a member of the Board.

“Director Award” means the grant of a Nonqualified Stock Option, SAR or Stock Award to a Nonemployee Director.

“Director Award Agreement” means one or more agreements between the Company and a Participant who is a Nonemployee Director setting forth the terms, conditions and limitations applicable to a Director Award.

“Disabled” or “Disability” means that the Employee is unable to engage in any substantial gainful activity by reason of any medically determinable physical or mental impairment which can be expected to result in death or can be expected to last for a continuous period of not less than twelve (12) months or is, by reason of any medically determinable physical or mental impairment which can be expected to result in death or can be expected to last for a continuous period of not less than twelve (12) months, receiving income replacement benefits for a period of not less than three (3) months under an accident and health plan covering employees of the Participant’s employer.

“Dividend Equivalents” means, with respect to Stock Units or Shares of Restricted Stock that are to be issued at the end of the Restriction Period, an amount equal to all dividends and other distributions (or the economic equivalent thereof) that are payable to stockholders of record during the Restriction Period on a like number of Shares of Common Stock.

“Employee” means an employee of the Company or any of its Subsidiaries or an individual who has agreed to become an employee of the Company or any of its Subsidiaries and is expected to become such an employee within the following six months.

“Employee Award” means the grant of an Option, SAR, Stock Award or Cash Award, whether granted singly or in combination to a Participant who is an Employee pursuant to such applicable terms, conditions and limitations (including treatment as a Performance Award) as may be established in order to fulfill the objectives of the Plan.

“Employee Award Agreement” means one or more agreements between the Company and a Participant who is an Employee setting forth the terms, conditions and limitations applicable to an Employee Award.

“ERISA” means the Employee Retirement Income Security Act, as amended.

“Exchange Act” means the Securities Exchange Act of 1934, as amended.

“Executive Officer” shall have the same meaning as the term “officer” as defined in Rule 16a-1(f) or any successor regulation under Section 16 of the Exchange Act.

“Fair Market Value” of a share of Common Stock as of a particular date shall have the following meanings: (A) If Shares of Common Stock are listed on a national securities exchange, Fair Market Value shall mean the closing sales price per share of such Common Stock on the consolidated transaction reporting system for the principal national securities exchange on which Shares of Common Stock are listed on that date, or, if there shall have been no such sale so reported on that date, on the last preceding date on which such a sale was so reported, or, at the discretion of the Committee, the price prevailing on the exchange at the time of exercise. (B) If Shares of Common Stock are not so listed but are quoted by NASDAQ, Fair Market Value shall mean the closing sales price per share of Common Stock reported on the consolidated transaction reporting system for NASDAQ, or, if there shall have been no such sale so reported on that date, on the last preceding date on which such a sale was so reported, or, at the discretion of the Committee, the price prevailing as quoted by NASDAQ at the time of exercise. (C) If the Common Stock is not so listed or quoted, Fair Market Value shall mean the mean between the closing bid and asked price on that date, or, if there are no quotations available for such date, on the last preceding date on which such quotations shall be available, as reported by NASDAQ, or, if not reported by NASDAQ, by the National Quotation Bureau Incorporated. (D) If Shares of Common Stock are not publicly traded, Fair Market Value shall mean the most recent value determined by the Committee.

“Grant Date” means the date an Award is granted to a Participant pursuant to the Plan. The Grant Date for a substituted award is the Grant Date of the original award.

“Grant Price” means the price at which a Participant may exercise his or her right to receive cash or Common Stock, as applicable, under the terms of an Award.

“Incentive Stock Option” or “ISO” means an Option that is intended to comply with the requirements set forth in Section 422 of the Code.

“Independent Contractor” means a nonemployee consultant or adviser providing services to the Company or any Subsidiary.

“Independent Contractor Award” means the grant of a Nonqualified Stock Option, SAR, Stock Award or Cash Award, whether granted singly or in combination to a Participant who is an Independent Contractor pursuant to such applicable terms, conditions and limitations (including treatment as a Performance Award) as may be established in order to fulfill the objectives of the Plan.

“Independent Contractor Award Agreement” means one or more agreements between the Company and a Participant who is an Independent Contractor setting forth the terms, conditions and limitations applicable to an Independent Contractor Award.

“Independent Director” shall mean a Director who is deemed independent by the Board and, in addition, meets all of the then existing requirements to qualify as an “independent”, “non-employee” and “outside” director under rules applicable to the Company set forth in Rule 16b-3 or any successor regulation under Section 16 of the Exchange Act, Treasury Regulation Section 162-27(c)(3) or any successor regulation under the “outside director” rule of Section 162(m) of the Code or established by the Commission, NASDAQ or any other exchange or reporting system on which the Common Stock is then listed or quoted.

“NASDAQ” means the NASDAQ Stock Market, Inc.

“Nonemployee Director” means an individual serving as a member of the Board who is not an Employee of the Company or any of its Subsidiaries.

“Nonqualified Stock Option” or “NQSO” means an Option that is not an Incentive Stock Option.

“Option” means a right to purchase a specified number of Shares of Common Stock at a specified Grant Price. An Option may be an Incentive Stock Option or a Nonqualified Stock Option.

“Participant” means an Employee, Director or Independent Contractor to whom an Award has been granted under this Plan.

“Performance Award” means an award made pursuant to this Plan that is subject to the attainment of one or more Performance Goals.

“Performance Goal” means one or more standards established by the Committee or the Board to determine in whole or in part whether a Performance Award shall be earned.

“Prior Plans” means the Syntroleum Corporation 1993 Stock Option and Incentive Plan, as amended and restated effective January 22, 2001, the Syntroleum Corporation Stock Option Plan for Outside Directors, as established effective April 28, 1997 and the SLH Corporation 1997 Stock Incentive Plan.

“Restricted Stock” means any Shares of Common Stock that are restricted or subject to forfeiture provisions.

“Restriction Period” means a period of time beginning as of the Grant Date of an Award of Restricted Stock or Stock Units and ending as of the date upon which the Common Stock or Stock Unit subject to such Award is no longer restricted or subject to forfeiture provisions.

“Retirement” means termination of employment on or after the attainment of age 65 and three (3) years of service with the Company or on or after the attainment of such other age and service as the Committee may determine. With regard to Nonemployee Directors, “Retirement” means the acceptance by the Board of a Nonemployee Director’s resignation from the Board by reason of retirement as determined by the Board in its discretion.

“Share” means a share of the Common Stock, as adjusted in accordance with Paragraph 18.

“Stock Appreciation Right” or “SAR” means the right to receive, in cash or Common Stock, the difference between the Grant Price and the Fair Market Value of the Common Stock pursuant to the terms of the SAR as determined by the Committee pursuant to this Plan.

“Stock Award” means an Award in the form of Shares of Common Stock or Stock Units, including an award of Restricted Stock.

“Stock Based Award Limitations” means the per person limitations on Awards, as set forth in Paragraphs 8(b) and 10(b)

“Stock Unit” means the right to receive Common Stock or an equivalent value in cash at a future date or dates pursuant to the terms of the Plan and the related Award Agreement.

“Subsidiary” means (i) in the case of a corporation, any corporation of which the Company directly or indirectly owns Shares representing 50% or more of the combined voting power of the Shares of all classes or series of capital stock of such corporation which have the right to vote generally on matters submitted to a vote of the stockholders of such corporation, (ii) in the case of a partnership or other business entity not organized as a corporation, any such business entity of which the Company directly or indirectly owns 50% or more of the voting, capital or profits interests (whether in the form of partnership interests, membership interests or otherwise) and (iii) any other corporation, partnership or other entity that is a “subsidiary” of the Company within the meaning of Rule 405 promulgated by the Securities and Exchange Commission under the Securities Act of 1933, as amended.

4. Eligibility.

(a) Employees. All Employees, including Directors who are also employees, are eligible for Employee Awards in the discretion of the Committee.

(b) Directors. Members of the Board eligible for the grant of Director Awards under this Plan are those who are Nonemployee Directors.

(c) Independent Contractors. All Independent Contractors are eligible for the grant of Independent Contractor Awards under this Plan.

5. Common Stock Available for Awards.

(a) As of the effective date of the Plan, no new awards shall be granted under the Prior Plans.

(b) Subject to the provisions of Paragraph 18 hereof, (i) there shall be available for new Awards under this Plan granted or payable wholly or partly in Common Stock (including Options and SARs that may be exercised for or settled in Common Stock) six million six hundred thousand (6,600,000) Shares, and (ii) there shall be available for the satisfaction of awards granted under the Prior Plans which are outstanding as of the Effective Date four million three hundred eleven thousand, five hundred fourteen (4,311,514) Shares.

(c) Any Shares subject to Options or SARs shall be counted against the numerical limits of this Section 5 on a one-for-one basis. Any Shares subject to Stock Awards shall be counted against the numerical limits of this Section 5 on a 1.5 to 1 basis. For example, an Option to purchase one hundred (100) Shares shall reduce the remaining numerical limit by one hundred (100) Shares. A Restricted Stock Award of one hundred (100) Shares shall reduce the remaining numerical limit by one hundred fifty (150) Shares.

(d) The number of Shares of Common Stock that are the subject of Awards under this Plan or the Prior Plans that are forfeited or terminated, expire unexercised, are settled in cash in lieu of Common Stock or in a manner such that all or some of the Shares covered by an Award are not issued to a Participant or are exchanged for Awards that do not involve Common Stock, shall not count against the number of Shares of Common Stock available for Awards under this Plan and shall be available for future Awards.

(e) If the Grant Price or other purchase price of any Option or other Award granted under the Plan or the Prior Plans is satisfied by tendering Shares of Common Stock to the Company, or if the tax withholding obligation resulting from the settlement of any such Option or other Award is satisfied by tendering or withholding Shares of Common Stock, the Shares of Common Stock tendered or withheld shall not be netted against the number of Shares issued under the Plan for purposes of determining usage of Shares against the maximum number of Shares of Common Stock available for delivery under the Plan or any sublimit set forth above.

(f) To the extent allowed by the national securities exchange on which Shares of Common Stock are listed, and to the extent permitted by Code sections limiting the number of Shares that may be issued under the Plan, Shares of Common Stock delivered under the Plan as an Award or in settlement of an Award issued or made (i) upon the assumption, substitution, conversion or replacement of outstanding awards under a plan or arrangement of an entity acquired in a merger or other acquisition or (ii) as a post-transaction grant under such a plan or arrangement of an acquired entity shall not reduce or be counted against the maximum number of Shares of Common Stock available for delivery under the Plan.

(g) The Committee may from time to time adopt and observe such rules and procedures concerning the counting of Shares against the Plan maximum or any sublimit as it may deem appropriate, including rules more restrictive than those set forth above to the extent necessary to satisfy the requirements of any national stock exchange on which the Common Stock is listed or any applicable regulatory or Code requirement. The Board and the appropriate officers of the Company shall from time to time take whatever actions are necessary to file any required documents with governmental authorities, stock exchanges and transaction reporting systems to ensure that Shares of Common Stock are available for issuance pursuant to Awards.

6. Administration.

(a) This Plan shall be administered by the Committee except as otherwise provided herein with regard to Director Awards. The Board shall appoint the Committee from among its members to serve at the pleasure of the Board. The Board from time to time may remove members from or add members to the Committee and shall fill all Committee vacancies. The Committee at all times shall include two or more Independent Directors.

(b) In accordance with Paragraph 8 of this Plan, the Committee may decide whether and to what extent Awards shall be structured to conform with performance-based requirements of Section 162(m). Unless the Committee is composed entirely of Independent Directors, all decisions concerning performance-based awards shall be made by a subcommittee composed entirely of Independent Directors. Any payment of compensation with respect to an Award that is intended to be performance-based will be subject to the written certification of the Committee or the subcommittee, if such a subcommittee is required, that the applicable performance measures were satisfied. This written certification may include the approved minutes of the Committee or subcommittee meeting in which the certification was made.

(c) Unless the Committee is composed entirely of Independent Directors, all decisions concerning Awards to Executive Officers shall be made by a subcommittee composed entirely of Independent Directors.

(d) The Committee shall hold its meetings at such times and at such places at it shall deem advisable. A majority of the Committee shall constitute a quorum, and such majority shall determine its actions. The Committee shall keep minutes of its proceedings and shall report the same to the Board at the next succeeding Board meeting.

(e) Subject to the provisions hereof, the Committee shall have full and exclusive power and authority to administer this Plan and to take all actions that are specifically contemplated under this Plan or are necessary or appropriate in connection with the administration of the Plan. The Committee shall also have full and exclusive power to interpret this Plan and to adopt such rules, regulations and guidelines for carrying out this Plan as it may deem necessary or proper, all of which powers shall be exercised in the best interests of the Company and in keeping with the objectives of this Plan.

(f) Subject to the requirements and restrictions of Section 409A of the Code governing nonqualified deferred compensation, the Committee may extend or accelerate the exercise or vesting date of any Award or reduce any restrictions applicable to an Award or waive any restriction or other provision of this Plan. The Committee may not amend or modify an Award in any manner unless the modification or amendment is either (i) not adverse to the Participant to whom the Award was granted or (ii) consented to by such Participant.

(g) Notwithstanding anything in this Plan to the contrary, without the prior approval of the Company’s shareholders, and except as permitted by Section 409A of the Code, Options and SARs issued under the Plan will not be repriced or canceled and replaced with Options or SARs with a decreased exercise price except as expressly provided by the adjustment provisions of Paragraph 18.

(h) The Committee may correct any defect or supply any omission or reconcile any inconsistency in this Plan or in any Award in the manner and to the extent the Committee deems necessary or desirable to further the Plan purposes. Any decision of the Committee in the interpretation and administration of this Plan shall lie within its sole and absolute discretion and shall be final, conclusive and binding on all parties concerned.

(i) No member of the Committee or officer of the Company to whom the Committee has delegated authority in accordance with the provisions of Paragraph 7 of this Plan shall be liable for anything done or omitted to be done by him or her, by any member of the Committee or by any officer of the Company in connection with the performance of any duties under this Plan, except for his or her own willful misconduct or as expressly provided by statute.

7. Delegation of Authority. Following the authorization of a pool of cash or Shares of Common Stock to be available for Awards, the Board or Committee may authorize the Chief Executive Officer and/or another Executive Officer of the Company, if and to the extent permitted by applicable law, rule or regulation, or a subcommittee consisting solely of members of the Board, to grant individual Employee Awards from such pool pursuant to such conditions or limitations as the Board or the Committee may establish. The Board or Committee may also delegate to the Chief Executive Officer and to other Executive Officers of the Company its administrative duties under this Plan (excluding its granting authority) pursuant to such conditions or limitations as the Committee may establish. The Board or Committee may engage or authorize the engagement of a third party administrator to carry out administrative functions under the Plan.

8. Employee Awards and Independent Contractor Awards.

(a) The Committee (or other committee to whom such authority is delegated under Paragraph 7) shall determine the type or types of Employee Awards to be made under this Plan and shall designate from time to time the Employees who are to be the recipients of such Awards. Each Employee Award may, in the discretion of the Committee, be embodied in an Employee Award Agreement, which shall contain such terms, conditions and limitations as shall be determined by the Committee in its sole discretion and, if required by the Committee, shall be signed by the Participant to whom the Employee Award is granted and signed for and on behalf of the Company. Employee Awards may consist of those listed in this Paragraph 8(a). To the extent permitted by Section 409A of the Code, Employee Awards may be granted singly, in combination with, in replacement of, or as alternatives to, grants or rights under this Plan, the Prior Plans or any other employee plan of the Company or any of its Subsidiaries, including the plan of any acquired entity. In particular, grants of Restricted Stock may be made hereunder in exchange for the cancellation of Options previously granted under this Plan or the Prior Plans. An Employee Award may provide for the grant or issuance of additional, replacement or alternative Employee Awards upon the occurrence of specified events. In no event shall an Award be replaced with another Award that would result in a deferral of compensation beyond that provided under the Award that is being replaced unless the requirements of Section 409A of the Code are met. All or part of an Employee Award may be subject to conditions established by the Committee, which may include, but are not limited to, continuous service with the Company and its Subsidiaries, achievement of specific business objectives, increases in specified indices, attainment of specified growth rates and other comparable measurements of performance. Upon the termination of employment by a Participant who is an Employee, any unexercised, deferred, unvested or unpaid Employee Awards shall be treated as set forth in the applicable Employee Award Agreement or as otherwise specified by the Committee or this Plan.

(i) Option. An Employee Award may be in the form of an Option, which may be an Incentive Stock Option or a Nonqualified Stock Option. The Grant Price of an Option shall be not less than the Fair Market Value of the Common Stock subject to such Option on the Grant Date. The term of the Option shall extend no more than ten (10) years after the Grant Date. Options may not include provisions that “reload” the Option upon exercise. Subject to the foregoing provisions, the terms, conditions and limitations applicable to any Options awarded to Employees pursuant to this Plan, including the Grant Price, the term of the Options, the number of Shares subject to the Option and the date or dates upon which they become exercisable, shall be determined by the Committee.

(ii) ISO Rules. In addition to the rules for options stated above, with respect to an optionee who owns more than ten percent of the voting power of all classes of stock of either the Company or any “parent” or “subsidiary” of the Company as defined in Section 424 of the Code, the per Share Grant Price of an ISO shall be not less than 110% of the Fair Market Value of the Common Stock subject to the Option on the Grant Date, and the term of the ISO shall extend no longer than five (5) years after the Grant Date. ISO’s may be granted to Employees only, and for purposes of this paragraph,

Employee shall mean an individual who is employed at the time of the grant of the ISO. The ISO must be granted within ten (10) years of the Plan’s adoption. The ISO by its terms cannot be transferred other than by will or the laws of descent and distribution and may be exercised only by the Employee during his lifetime (or the Employee’s legal representative if the Employee is disabled). The aggregate Fair Market Value of Stock with respect to which ISO’s may be exercised for the first time by any individual during any calendar year may not exceed $100,000 or such higher or lower limit as Section 422 of the Code may require.

(iii) Expiration Date of Options. The expiration date of the period during which an Option can be exercised shall be the earliest to occur of (a) ten (10) years after the grant of the Option or (b) five (5) years after the grant of any Incentive Stock Option if the Employee is a more-than-ten percent shareholder under Section 422 of the Code, (c) thirty (30) days after the date of the Employee’s termination of employment for Cause or voluntary termination before Retirement, (d) the one-year anniversary of the Employee’s termination of employment due to death, Disability, Retirement or termination of employment for any other reason, (e) with respect to an ISO, three months after the Employee ceases to be an Employee. The Committee shall always have the authority and discretion to set a shorter or longer expiration date or to shorten or extend an existing expiration date so long as the extended expiration date is not later than the five (5) or ten-year periods described above for Incentive Stock Options and does not otherwise cause the Option to lose its intended status for tax, securities law, or other purposes.

(iv) Stock Appreciation Rights or SARs. An Employee Award may be in the form of a Stock Appreciation Right or SAR. The terms, conditions and limitations applicable to any SAR granted pursuant to the Plan shall be determined by the Committee and shall in any event conform to the requirements of Section 409A of the Code. In particular, the Committee may require that the SARs be satisfied upon exercise by the payment of Shares and not cash. If the SARs are to be settled in cash, the exercise date or dates shall be set on the Grant Date and not be subject to the discretion of the Employee.

(v) Stock Award. An Employee Award may be in the form of a Stock Award. The terms, conditions and limitations applicable to any Stock Awards granted pursuant to this Plan shall be determined by the Committee.

(vi) Cash Award. An Employee Award may be in the form of a Cash Award. The terms, conditions and limitations applicable to any Cash Awards granted pursuant to this Plan shall be determined by the Committee.

(vii) Performance Award. Without limiting the type or number of Employee Awards that may be made under the other provisions of this Plan, an Employee Award may be in the form of a Performance Award. The terms, conditions and limitations applicable to any Performance Awards granted to Participants pursuant to this Plan shall be determined by the Committee or a subcommittee of Independent Directors if such a subcommittee is required in order for the Award to qualify as performance based. The Committee or subcommittee shall set Performance Goals in its discretion which, depending on the extent to which they are met, will determine the value and/or amount of Performance Awards that will be paid out to the Participant.

(A) Nonqualified Performance Awards. Performance Awards granted to Employees that are not intended to qualify as qualified performance-based compensation under Section 162(m) of the Code shall be based on achievement of such goals and be subject to such terms, conditions and restrictions as the Committee or its delegate shall determine.

(B) Qualified Performance Awards. Performance Awards granted to Employees under the Plan that are intended to qualify as qualified performance-based compensation under Section 162(m) of the Code shall be paid, vested or otherwise deliverable solely on account of the attainment of one or more pre-established, objective Performance Goals established by the

Committee prior to the earlier to occur of (x) 90 days after the commencement of the period of service to which the Performance Goal relates and (y) the lapse of 25% of the period of service (as scheduled in good faith at the time the goal is established), and in any event while the outcome is substantially uncertain. A Performance Goal is objective if a third party having knowledge of the relevant facts could determine whether the goal is met. Such a Performance Goal may be based on one or more business criteria that apply to the Employee, one or more business units or divisions of the Company or the applicable sector, or the Company as a whole, and if so desired by the Committee, by comparison with a peer group of companies. A Performance Goal may include one or more of the following: Increased revenue; Net income measures (including but not limited to income after capital costs and income before or after taxes); Stock price measures (including but not limited to growth measures and total shareholder return); Market share; Earnings per share (actual or targeted growth); Earnings before interest, taxes, depreciation, and amortization (“EBITDA”); Economic value added (“EVA®”); Cash flow measures (including but not limited to recurring cash flow, net cash flow and net cash flow before financing activities); Return measures (including but not limited to return on equity, return on average assets, return on capital, risk-adjusted return on capital, return on investors’ capital and return on average equity); Operating measures (including operating income, funds from operations, cash from operations, after-tax operating income; sales volumes, production volumes and production efficiency); Expense measures (including but not limited to finding and development costs, overhead cost and general and administrative expense); Margins; Shareholder value; Total shareholder return; Proceeds from dispositions; Total market value; Corporate values measures (including ethics compliance, environmental, and safety); Securing government contracts; and Technology development benchmarks. Unless otherwise stated, such a Performance Goal need not be based upon an increase or positive result under a particular business criterion and could include, for example, maintaining the status quo or limiting economic losses (measured, in each case, by reference to specific business criteria). In interpreting Plan provisions applicable to Qualified Performance Awards, it is the intent of the Plan to conform with the standards of Section 162(m) of the Code and Treasury Regulation §1.162-27(e)(2)(i), as to grants to those Employees whose compensation is, or is likely to be, subject to Section 162(m) of the Code, and the Committee in establishing such goals and interpreting the Plan shall be guided by such provisions. Prior to the payment of any compensation based on the achievement of Performance Goals for Qualified Performance Awards, the Committee must certify in writing that applicable Performance Goals and any of the material terms thereof were, in fact, satisfied. Subject to the foregoing provisions, the terms, conditions and limitations applicable to any Qualified Performance Awards made pursuant to this Plan shall be determined by the Committee.

(b) Notwithstanding anything to the contrary contained in this Plan, the following limitations shall apply to any Employee Awards made hereunder:

(i) No Participant may be granted, during any calendar year, Employee Awards consisting of Options or SARs, or any combination of Options and SARs, (including Options or SARs that are granted as Performance Awards) that are exercisable for, or the value of which is measured by, more than one million (1,000,000) Shares of Common Stock;

(ii) No Participant may be granted, during any calendar year, Stock Awards (including Stock Awards that are granted as Performance Awards) covering or relating to more than one million (1,000,000) Shares of Common Stock (the limitation set forth in this clause (ii), together with the limitations set forth in clause (i) above and clauses (i) and (ii) of Paragraph 10(b) below, being hereinafter collectively referred to as the “Stock Based Awards Limitations”).

(iii) No Participant may be granted Employee Awards consisting of cash (including Cash Awards that are granted as Performance Awards) in respect of any calendar year having a value determined on the Grant Date in excess of four million dollars ($4,000,000).

(c) Subject to the requirements and restrictions of Section 409A of the Code dealing with nonqualified deferred compensation, and at the discretion of the Committee, Awards may be settled at any time by a cash payment in an amount that the Committee determines in its sole discretion is equal to the fair market value of the Award.

9. Independent Contractor Awards. The Committee shall have the sole responsibility and authority to determine the type or types of Independent Contractor Awards to be made under this Plan and the terms, conditions and limitations applicable to such Awards, but the Independent Contractor Awards shall be subject to the same individual limitations set forth above for Employee Awards. In addition, an Independent Contractor Award may be in the form of a SAR or Nonqualified Stock Option but not an Incentive Stock Option. The Grant Price of an Option or SAR shall be not less than the Fair Market Value of the Common Stock subject to such Option or SAR on the Grant Date. In no event shall the term of the Option or SAR extend more than ten (10) years after the Grant Date. Options or SARs may not include provisions that “reload” the option or SAR upon exercise. Subject to the foregoing provisions, the terms, conditions and limitations applicable to any Options or SARs awarded to Participants pursuant to this Paragraph 9, including the Grant Price, the term of the Options or SARs, the number of Shares subject to the Options or SARs and the date or dates upon which they become exercisable, shall be determined by the Committee.

10. Director Awards.

(a) The Board, after consulting with such compensation, legal and accounting experts as it deems appropriate, may grant Director Awards to the Nonemployee Directors of the Company from time to time in accordance with this Paragraph 10. Director Awards may consist of those listed in this Paragraph 10 and may be granted singly or in combination. Each Director Award may, in the discretion of the Board, be embodied in a Director Award Agreement, which shall contain such terms, conditions and limitations as shall be determined to be appropriate by the Board and, if required by the Board, shall be signed by the Participant to whom the Director Award is granted and signed for and on behalf of the Company.

(i) Options and SARs. A Director Award may be in the form of a SAR or Nonqualified Stock Option but not an Incentive Stock Option. The Grant Price of an Option or SAR shall be not less than the Fair Market Value of the Common Stock subject to such Option or SAR on the Grant Date. In no event shall the term of the Option or SAR extend more than ten (10) years after the Grant Date. Options or SARs may not include provisions that “reload” the option or SAR upon exercise. Subject to the foregoing provisions, the terms, conditions and limitations applicable to any Options or SARs awarded to Participants pursuant to this Paragraph 10, including the Grant Price, the term of the Options or SARs, the number of Shares subject to the Options or SARs and the date or dates upon which they become exercisable, shall be determined by the Board.

(ii) Stock Awards. A Director Award may be in the form of a Stock Award. Any terms, conditions and limitations applicable to any Stock Awards granted to a Nonemployee Director pursuant to this Plan, including but not limited to rights to Dividend Equivalents, shall be determined by the Board.

(b) Notwithstanding anything to the contrary contained in this Plan the following limitations shall apply to any Director Awards made hereunder:

(i) No Nonemployee Director may be granted during any calendar year Director Awards consisting of Options or SARs, or any combination of Options and SARs, that are exercisable for, or the value of which is measured by, more than fifty thousand (50,000) Shares of Common Stock.

(ii) No Nonemployee Director may be granted, during any calendar year, Director Awards consisting of Stock Awards covering or relating to more than fifty thousand (50,000) Shares of Common Stock.

(c) Subject to the requirements and restrictions of Section 409A of the Code dealing with nonqualified deferred compensation and at the discretion of the Board, Director Awards may be settled at any time by a cash payment in an amount that the Board shall determine in its sole discretion is equal to the fair market value of such Director Awards.

(d) Each Nonemployee Director shall have the option to elect to receive Shares of Common Stock, as prescribed by the Board, in lieu of all or part of the compensation otherwise payable by the Company to such Nonemployee Director during each calendar quarter. As determined by the Board, to the extent a Nonemployee Director has elected in writing to receive stock in lieu of compensation otherwise payable to the Nonemployee Director, such Nonemployee Director will receive Shares of Common Stock on the last day of the calendar quarter for which the compensation was earned.

(e) The Board shall have all the same powers, duties, authority and discretion to administer the Plan with respect to Director Awards as the Committee retains with respect to Employee Awards and Independent Contractor Awards.

11. Change of Control. Notwithstanding any other provisions of the Plan, unless otherwise expressly provided in the applicable Award Agreement, in the event of a Change of Control during a Participant’s employment (or service as a Nonemployee Director or Independent Contractor) with the Company or one of its Subsidiaries, each Award granted under this Plan to the Participant shall become immediately vested and fully exercisable (regardless of the otherwise applicable vesting or exercise schedules or performance goals provided for under the Award Agreement).

12. Non-United States Participants. The Committee may grant awards to persons outside the United States under such terms and conditions as may, in the judgment of the Committee, be necessary or advisable to comply with the laws of the applicable foreign jurisdictions and, to that end, may establish sub-plans, modified option exercise procedures and other terms and procedures. Notwithstanding the above, the Committee may not take any actions hereunder, and no Awards shall be granted, that would violate the Exchange Act, the Code, any securities law, any governing statute, or any other applicable law.

13. Payment of Awards.

(a) General. Payment made to a Participant pursuant to an Award may be made in the form of cash or Common Stock, or a combination thereof, and may include such restrictions as the Committee shall determine, including, in the case of Common Stock, restrictions on transfer and forfeiture provisions. If such payment is made in the form of Restricted Stock, the Committee shall specify whether the underlying Shares are to be issued at the beginning or end of the Restriction Period. In the event that Shares of Restricted Stock are to be issued at the beginning of the Restriction Period, the certificates evidencing such Shares shall contain appropriate legends and restrictions that describe the terms and conditions of the restrictions applicable thereto. In the event that Shares of Restricted Stock are to be issued at the end of the Restricted Period, the right to receive such Shares shall be evidenced by book entry registration or in such other manner as the Committee may determine.

(b) Deferral. Subject to the requirements and restrictions of Section 409A of the Code and any related Treasury Regulations or other guidance dealing with non-qualified deferred compensation, and with the approval of the Committee, amounts payable in respect of Awards may be deferred and paid either in the form of installments or as a lump-sum payment. The Committee may permit selected Participants to elect to defer payments of some or all types of Awards or any other compensation otherwise payable by the Company in accordance with procedures or a plan established by the Committee or the Board and subject to Section 409A of the Code and may provide that such deferred compensation may be payable in Shares of Common Stock or cash. Any deferred payment pursuant to an Award, whether elected by the Participant or specified by the Award Agreement or the terms of the Award or by the Committee, may be forfeited if and to the extent that the Award Agreement or the terms of the Award so provide.

(c) Deferral and Section 409A. All awards of deferred compensation under this Plan are intended to comply with Section 409A of the Code, and the Plan will be administered accordingly. In particular, and subject to regulations and other guidance under Section 409A of the Code that may impose different requirements:

(i) Compensation deferred within the meaning of Section 409A of the Code under this Plan may not be distributed earlier than the Participant’s Separation From Service, the date the Participant becomes Disabled, the date of the Participant’s death, a time (or pursuant to a fixed schedule) specified at the date the compensation is deferred, a Change in the Ownership or Effective Control of the Company or in the Ownership of a Substantial Portion of the Company’s Assets or the occurrence of an Unforeseen Emergency. Amounts distributed in the event of an Unforeseen Emergency may not exceed the amount specified in Section 409A of the Code and the regulations and other guidance under that Code section. For purposes of this distribution provision, the terms “Separation From Service”, “Disability”, “Change of Ownership”, “Effective Control” “Substantial Portion of the Company’s Assets”, “Unforeseen Emergency” and other relevant terms shall have the meanings assigned to them in Section 409A of the Code and the regulations and other guidance under that Code section. In the case of a key employee within the meaning of Section 409A of the Code, distributions on account of Separation From Service may not be made before the date that is six (6) months after the date of Separation From Service (or the date of death if earlier). No acceleration of the time or schedule of any payment is permitted under the Plan except as provided in regulations or other guidance under Section 409A of the Code.

(ii) The Committee or Board, as the case may be, may require that deferred amounts of less than ten thousand dollars ($10,000) be paid in a lump sum upon an employee’s Separation From Service. The Committee or Board, as they case may be, may also permit distributions of deferred amounts sufficient to pay the employment taxes currently due on Awards of deferred compensation.

(iii) In the event of a Change of Control, the Board may terminate the Plan and cause Awards deferred under the Plan to be distributed to the Award recipients within twelve (12) months of the Change of Control event.

(iv) Compensation for services performed during a taxable year may be deferred at the Participant’s election only if the election is made not later than the close of the preceding taxable year or at such other time as provided in Section 409A, Treasury regulations or other guidance under that Code section. In the first year in which a Participant becomes eligible to participate in the plan, however, the deferral election may be made with respect to services to be performed subsequent to the election within thirty (30) days after the date the Participant becomes eligible to participate in the Plan. In the case of any performance-based compensation performed over a period of at least twelve (12) months, the election may be made no later than six (6) months before the end of the period unless a later election date is allowed pursuant to IRS guidance.

(v) Any election to delay the payment or change the form of payment may not take effect until at least twelve (12) months after the date on which the election is made. In the case of an election to delay a payment scheduled to occur upon the Participant’s Separation From Service, at a specified time or times or upon a Change of Ownership or Control of the Company or its assets, the first payment with respect to which the election is made must be deferred for at least five (5) years from the date that first payment would otherwise be made. Any election to defer a payment scheduled to occur at a specified time or times may not be made less than twelve (12) months prior to the first scheduled payment.

(d) Dividends, Earnings and Interest. Rights to dividends or Dividend Equivalents may be extended to and made part of any Stock Award, subject to such terms, conditions and restrictions as the Committee may establish. The Committee may also establish rules and procedures for the crediting of interest or other earnings on deferred cash payments and Dividend Equivalents for Stock Awards.

(e) Substitution of Awards. Subject to Paragraphs 16 and 18 and the requirements of Section 409A of the Code, at the discretion of the Committee, a Participant who is an Employee or Independent Contractor may be offered an election to substitute an Employee Award or Independent Contractor Award for another Employee Award or Independent Contractor Award or Employee Awards or Independent Contractor Awards of the same or different type.

14. Option Exercise.

(a) The Grant Price shall be paid in full at the time of exercise in cash or, if permitted by the Committee and by Section 409A of the Code, and elected by the optionee, the optionee may purchase such

Shares by means of tendering Common Stock or surrendering another Award, including Restricted Stock, valued at Fair Market Value on the date of exercise, or any combination thereof. The Committee shall determine acceptable methods for Participants who are Employees or Independent Contractors to tender Common Stock or other Employee Awards or Independent Contractor Awards; provided that any Common Stock that is or was the subject of an Employee Award or Independent Contractor Award may be so tendered only if it has been held by the Participant for six months. The Committee may provide for procedures to permit the exercise or purchase of such Awards by use of the proceeds to be received from the sale of Common Stock issuable pursuant to an Award. Unless otherwise provided in the applicable Award Agreement, in the event Shares of Restricted Stock are tendered as consideration for the exercise of an Option, a number of the Shares issued upon the exercise of the Option, equal to the number of Shares of Restricted Stock used as consideration therefor, shall be subject to the same restrictions as the Restricted Stock so submitted as well as any additional restrictions that may be imposed by the Committee. The Committee may adopt additional rules and procedures regarding the exercise of Options from time to time, provided that such rules and procedures are not inconsistent with the provisions of this Paragraph 14. In no event, shall the Committee allow a form of payment that would result in a deferral of compensation beyond the exercise or disposition of the option itself.

(b) Unless the Committee specifies otherwise in the Award Agreement, a Participant may exercise an Option for less than the full number of Shares of Common Stock subject to the Option. Such exercise shall not be for less than one hundred (100) Shares or the total remaining Shares subject to the Option. The Committee may specify other Option terms, including restrictions on the frequency of exercise and periods during which the Options may be exercised.

(c) An optionee desiring to pay the Grant Price of an Option by tendering Common Stock using the method of attestation may, subject to any such conditions and in compliance with any such procedures as the Committee may adopt, do so by attesting to the ownership of Common Stock of the requisite value, in which case the Company shall issue or otherwise deliver to the optionee upon such exercise a number of Shares of Common Stock subject to the Option equal to the result obtained by dividing (a) the excess of the aggregate Fair Market Value of the Shares of Common Stock subject to the Option for which the Option (or portion thereof) is being exercised over the Grant Price payable in respect of such exercise by (b) the Fair Market Value per share of Common Stock subject to the Option, and the optionee may retain the Shares of Common Stock the ownership of which is attested.

15. Taxes. The Company or its designated third party administrator shall have the right to deduct applicable taxes from any Employee Award payment and withhold, at the time of delivery or vesting of cash or Shares of Common Stock under this Plan, an appropriate amount of cash or number of Shares of Common Stock or a combination thereof for payment of taxes or other amounts required by law or to take such other action as may be necessary in the opinion of the Company to satisfy all obligations for withholding of such taxes. The Committee may also permit withholding to be satisfied by the transfer to the Company of Shares of Common Stock theretofore owned by the holder of the Employee Award with respect to which withholding is required. If Shares of Common Stock are used to satisfy tax withholding, such Shares shall be valued based on the Fair Market Value when the tax withholding is required to be made.

16. Amendment, Modification, Suspension or Termination of the Plan. The Board may amend, modify, suspend or terminate this Plan for the purpose of meeting or addressing any changes in legal requirements or for any other purpose permitted by law, except that (i) no amendment or alteration that would adversely affect the rights of any Participant under any Award previously granted to such Participant shall be made without the consent of such Participant and (ii) no amendment or alteration shall be effective prior to its approval by the shareholders of the Company to the extent such approval is required by applicable legal requirements or the requirements of the securities exchange on which the Company’s stock is listed. Notwithstanding anything herein to the contrary, without the prior approval of the Company’s shareholders, and except as permitted by Section 409A of the Code, Options and SARs issued under the Plan will not be repriced, replaced, or regranted through cancellation or by decreasing the exercise price of a previously granted Option or SARs except as expressly provided in Paragraph 8(a) and the adjustment provisions of Paragraph 18.

17. Assignability. Unless otherwise determined by the Committee and provided in the Award Agreement or the terms of the Award, no Award or any other benefit under this Plan shall be assignable or otherwise transferable except by will, by beneficiary designation or the laws of descent and distribution. In the event that a beneficiary designation conflicts with an assignment by will, the beneficiary designation will prevail. The Committee may prescribe and include in applicable Award Agreements or the terms of the Award other restrictions on transfer. Any attempted assignment of an Award or any other benefit under this Plan in violation of this Paragraph 17 shall be null and void.

18. Adjustments.

(a) The existence of outstanding Awards shall not affect in any manner the right or power of the Company or its stockholders to make or authorize any or all adjustments, recapitalizations, reorganizations or other changes in the capital stock of the Company or its business or any merger or consolidation of the Company, or any issue of bonds, debentures, preferred or prior preference stock (whether or not such issue is prior to, on a parity with or junior to the existing Common Stock) or the dissolution or liquidation of the Company, or any sale or transfer of all or any part of its assets or business, or any other corporate act or proceeding of any kind, whether or not of a character similar to that of the acts or proceedings enumerated above.

(b) In the event of any subdivision or combination of outstanding Shares of Common Stock, declaration of a dividend payable in Shares of Common Stock or other stock split, then (i) the number of Shares of Common Stock reserved under this Plan and the number of Shares of Common Stock available for issuance pursuant to specific types of Awards as described in Paragraph 5, (ii) the number of Shares of Common Stock covered by outstanding Awards, (iii) the Grant Price or other price in respect of such Awards, (iv) the appropriate Fair Market Value and other price determinations for such Awards, and (v) the Stock Based Awards Limitations shall each be proportionately adjusted by the Board as appropriate to reflect such transaction. In the event of any other recapitalization or capital reorganization of the Company, any consolidation or merger of the Company with another corporation or entity, the adoption by the Company of any plan of exchange affecting Common Stock or any distribution to holders of Common Stock of securities or property (including cash dividends that the Board determines are not in the ordinary course of business but excluding normal cash dividends or dividends payable in Common Stock), the Board shall make appropriate adjustments to (i) the number of Shares of Common Stock reserved under this Plan and the number of Shares of Common Stock available for issuance pursuant to specific types of Awards as described in Paragraph 5, (ii) the number of Shares of Common Stock covered by Awards, (iii) the Grant Price or other price in respect of such Awards, (iv) the appropriate Fair Market Value and other price determinations for such Awards, and (v) the Stock Based Awards Limitations to reflect such transaction; provided that such adjustments shall only be such as are necessary to maintain the proportionate interest of the holders of the Awards and preserve, without increasing, the value of such Awards. Subject to the requirements and restrictions of Section 409A of the Code, in the event of a corporate merger, consolidation, acquisition of property or stock, separation, reorganization or liquidation, the Board shall be authorized (x) to assume under the Plan previously issued compensatory awards, or to substitute new Awards for previously issued compensatory awards, including Awards, as part of such adjustment; (y) to cancel Awards that are Options and give the Participants who are the holders of such Awards notice and opportunity to exercise for 30 days prior to such cancellation; or (z) to cancel any such Awards and to deliver to the Participants cash in an amount that the Board shall determine in its sole discretion is equal to the fair market value of such Awards on the date of such event, which in the case of Options shall be the excess of the Fair Market Value of Common Stock on such date over the exercise or strike price of such Award.

19. Securities Law Restrictions. No Common Stock or other form of payment shall be issued with respect to any Award unless the Company shall be satisfied based on the advice of its counsel that such issuance will be in compliance with applicable federal and state securities laws. Certificates evidencing Shares of Common Stock delivered under this Plan (to the extent that such Shares are so evidenced) may be subject to such stop transfer orders and other restrictions as the Committee may deem advisable under the rules, regulations and other requirements of the Securities and Exchange Commission, any securities exchange or transaction reporting system upon which the Common Stock is then listed or to which it is admitted for quotation and any applicable federal or state securities law. The Committee may cause a legend or legends to be placed upon such certificates (if any) to make appropriate reference to such restrictions.

20. Unfunded Plan. This Plan shall be unfunded for purposes of ERISA or any other statute, regulation or rule. Although bookkeeping accounts may be established with respect to Participants under this Plan, any such accounts shall be used merely as a bookkeeping convenience, including bookkeeping accounts established by a third party administrator retained by the Company to administer the Plan. The Company shall not be required to segregate any assets for purposes of this Plan or Awards hereunder, nor shall the Company, the Board or the Committee be deemed to be a trustee of any benefit to be granted under this Plan. Any liability or obligation of the Company to any Participant with respect to an Award under this Plan shall be based solely upon any contractual obligations that may be created by this Plan and any Award Agreement or the terms of the Award, and no such liability or obligation of the Company shall be deemed to be secured by any pledge or other encumbrance on any property of the Company. Neither the Company nor the Board nor the Committee shall be required to give any security or bond for the performance of any obligation that may be created by this Plan.

21. Right to Employment. Nothing in the Plan or an Award Agreement shall interfere with or limit in any way the right of the Company to terminate any Participant’s employment or other service relationship at any time, or confer upon any Participant any right to continue in the capacity in which he or she is employed or otherwise serves the Company.

22. Successors. All obligations of the Company under the Plan with respect to Awards granted hereunder shall be binding on any successor to the Company, whether the existence of such successor is the result of a direct or indirect purchase, merger, consolidation, or otherwise, of all or substantially all of the business and/or assets of the Company.

23. Governing Law. This Plan and all determinations made and actions taken pursuant hereto, to the extent not otherwise governed by mandatory provisions of the Code or the securities laws of the United States, shall be governed by and construed in accordance with the laws of the State of Delaware.

24. Effectiveness and Term. The Plan will be submitted to the shareholders of the Company for approval at the annual meeting of the shareholders to be held in 2005 and, if approved, shall be effective as of the date of such approval. No Award shall be made under the Plan ten years after the date of such approval (or of any later approval by shareholders of any amendment to this Plan). Notwithstanding anything herein to the contrary, any and all outstanding awards granted under the Prior Plans shall continue to be outstanding and shall be subject to the appropriate terms of the Prior Plan under which such award was granted and as are in effect as of the date this Plan is effective.

ANNEX C

AMENDMENT TO CONSULTING AGREEMENT WITH TI CAPITAL MANAGEMENT

March 21, 2005

Mr. Ziad Ghandour

Principal

TI Capital Management

9200 Sunset Blvd

Penthouse 2

Los Angeles, CA 90069

Dear Ziad:

This Amendment No. 4 (the “Amendment”) to our Letter Agreement dated October 3, 2003 (“Letter Agreement”) between Syntroleum Corporation (“Syntroleum”) and TI Capital Management (“Consultant”), as amended by the Letter Agreements dated October 15, 2003, February 2, 2004 and October 24, 2004, is entered into effective March 21, 2005.

Syntroleum, Consultant and Mr. Ziad Ghandour (collectively, the “Parties”) hereby agree to amend the terms of the Letter Agreement as follows, provided that Section C below shall supplement and not replace Section C in the amendment to the Letter Agreement dated February 2, 2004:

A.	Term and Termination

The term of this Letter Agreement shall continue through September 30, 2007. Syntroleum may terminate this Letter Agreement on September 30, 2006 by providing written notice of termination to Consultant on or before September 1, 2006.

B.	Scope Items

Syntroleum engages Consultant for certain consulting services to include but not be limited to:

Scope Item 1.	Arranging meetings relating to and assisting in the negotiation of the execution of one or more agreements between Syntroleum and parties approved by Syntroleum;

Scope Item 2.	Syntroleum will have access to offices and facilities in Spain, Saudi Arabia, Qatar, and Syntroleum can have use the services of these offices including support staff and secretarial services; and

Scope Item 3.

Mr. Ziad Ghandour will have 1 senior and 1 junior employee dedicated to this project. Syntroleum can use their services in Europe and the Middle East. Those executives will be available to follow up on the above projects or any other project that Syntroleum may want to pursue in the region.

Additional Scope Items may be added in the future and will incorporate compensation terms to be agreed to by the Parties at that time.

C.	Common Stock and Warrants

Syntroleum will pay Mr. Ziad Ghandour upon the closing before March 21, 2006, or such later date as Syntroleum, in its sole discretion, may designate, of a venture to provide at least $40,000,000 from venture participants to secure rights to stranded gas fields with associated oil and other hydrocarbons (the “Stranded Gas Venture”), either (i) subject to stockholder approval in accordance with the requirements of the Nasdaq National Market, a number of shares (the “Shares”) of Syntroleum common stock, par value $0.01 per share (the “Common Stock”), equal to (A) 1% of the amount of funds committed to the Stranded Gas Venture by venture participants divided by (B) $5.79 per share or (ii) if the stockholder approval provided for in clause (i) above has not been received or given, an amount of cash equal to the market value on the date of such closing of the number of shares of Common Stock Mr. Ghandour would have received under clause (i) above. In addition, upon the closing of the Stranded Gas Venture before March 21, 2006, or such later date as Syntroleum, in its sole discretion, may designate, Syntroleum shall either (a) subject to stockholder approval in accordance with the Nasdaq National Market, issue to Mr. Ziad Ghandour warrants (the “Venture Warrants”) to purchase a number of shares of Common Stock equal to (A) 1% of the amount of funds committed to the Stranded Gas Venture divided by (B) a value per warrant determined using a Black-Scholes methodology, with such warrants having an exercise price per share of $11.21, and exercisable until the third anniversary of the closing of the Stranded Gas Venture or (b) if the stockholder approval provided for in clause (a) above has not been received or given, pay to Mr. Ziad Ghandour the amount of $400,000. Such payment and issuance shall be made promptly after the meeting of stockholders at which the proposal to approve the issuance of the Shares and the Venture Warrants and Warrants (as defined below) is submitted, as provided for below. In the event that stockholders do grant approval of the issuance of the Shares and Venture Warrants, Syntroleum and Mr. Ziad Ghandour may mutually agree that cash may be paid in lieu of either the Shares or the Venture warrants or both. For the purpose of clarity the following example is given. If the amount of funds committed to the venture is $40,000,000 then 1% of such amount is $400,000, which is divided by $5.79 to give the number of shares to be provided to Mr. Ghandour under clause (i) above, or 69,085 shares; in addition, Mr. Ghandour would receive warrants to purchase the number of shares of Common Stock equivalent 1% of $40,000,000 divided by a value per warrant determined using a Black-Scholes methodology which for purposes of this example is $2.33, or 172,000 shares of Common Stock. In the event that stockholder approval provided for in clause (i) above has not been received or given and the market value of one share of Common Stock on the date of the closing of the Stranded Gas Venture is $10.00 per share, Mr. Ghandour would receive in lieu of the Shares cash in the amount of $690,850; Therefore, in the event that stockholder approval provided for above has not been received or given, in this example Mr. Ghandour would receive in lieu of the Shares and the Venture Warrants cash in the amount of $1,090,850.

In addition, subject to the approval of the stockholders of Syntroleum in accordance with the requirements of the Nasdaq National Market, Syntroleum shall issue to Mr. Ziad Ghandour the following warrants to purchase shares of Common Stock:

1. Warrants to purchase 500,000 shares of Common Stock at an exercise price of $11.21 per share exercisable (a) from the later of (i) the date of such stockholder approval, or (ii) the execution prior to the termination of this Letter Agreement of an agreement with a party approved by Syntroleum with terms that Syntroleum and Mr. Ziad Ghandour mutually agree shall result in the exercisability of such warrants (hereinafter referred to as the “First Agreement”), (b) until three years from the date of execution of the First Agreement.

2. Warrants to purchase 500,000 shares of Common Stock at an exercise price of $11.21 per share exercisable (a) from the later of (i) the date of such stockholder approval or (ii) the execution prior to the termination of this Letter Agreement of an agreement with a second party approved by Syntroleum with terms that Syntroleum and Mr. Ziad Ghandour mutually agree shall result in the exercisability of such warrants (hereinafter referred to as the “Second Agreement”), (b) until three years from the date of execution of the Second Agreement.

Syntroleum and Mr. Ziad Ghandour shall enter into a Warrant Agreement substantially in the form of Exhibit A hereto with respect to the warrants described C. 1 and C.2 above (the “Additional Warrants”) and the Venture Warrants (the Additional Warrants and the Venture Warrants being hereinafter referred to as the “Warrants”) and a Registration Rights Agreement substantially in the form of Exhibit B hereto.

Syntroleum agrees to use its reasonable commercial efforts to submit a proposal to approve the issuance of the Shares and the Warrants to Mr. Ziad Ghandour at the first annual or special meeting of its stockholders following the date of this Amendment, the time and place of such annual or special meeting to be determined by Syntroleum in its sole discretion.

It is understood that Syntroleum will not exercise its right to terminate this Agreement or one of the business projects for the purpose of avoiding payment of cash compensation or issuance of the Shares or the Warrants or causing the Warrants to become exercisable. However, Syntroleum’s determination of whether to enter into any agreement or to agree that any agreement results in the payment of cash compensation or issuance of the Shares or Venture Warrants or the exercisability of any Warrants shall be in Syntroleum’s sole discretion.

In the event that stockholders of Syntroleum have approved the issuance of the Additional Warrants in accordance with the requirements of the Nasdaq National Market and Syntroleum exercises its right to terminate this Letter Agreement on September 30, 2006 by providing written notice of termination to Consultant on or before September 1, 2006 and Consultant is not in breach of this Letter Agreement at the time of the notice of termination, then either (a) if the Additional Warrants provided for in Paragraph C.1 above are not exercisable on September 30, 2006, Syntroleum and Consultant agree that the Additional Warrants provided for in Paragraph C.1. above shall become exercisable on October 1, 2006 or (b) if the Additional Warrants provided for in Paragraph C.1 above are exercisable on September 30, 2006 but the Additional Warrants provided for in Paragraph C.2 are not exercisable on September 30, 2006, Syntroleum and Consultant agree that the Additional Warrants provided for in Paragraph C.2 shall become exercisable on October 1, 2006.

Mr. Ziad Ghandour agrees that he will only identify potential venture participants and will not participate in the negotiation of any agreement with respect to the Standard Gas Venture.

D. Expenses

Syntroleum agrees to reimburse Consultant, upon request made from time to time, for its reasonable out-of-pocket expenses incurred in connection with the services provided under this Letter Agreement; provided that such expenses shall not exceed any limit set from time to time by Syntroleum.

E. Miscellaneous

All information which Consultant presently has or which may come into Consultant’s possession during the engagement relative to the business activities of Syntroleum or its affiliates and subsidiaries (the “Confidential Information”) that is of a secret or confidential nature shall remain the property of Syntroleum. Consultant shall not, during the engagement or thereafter, disclose to others or use for the benefit of others or itself any such information so long as such information is treated as secret or confidential by Syntroleum. For purposes of this Agreement, “Confidential Information” includes both information disclosed to Consultant by Syntroleum, or by a third party authorized by Syntroleum, and information developed by Consultant in the course of providing services to Syntroleum. The types and categories of information which are considered to be Confidential Information include, without limitation: (a) specifications, descriptions, designs, (including chemical composition and formulae) plans, blueprints, and design packages; (b) design, construction and component costs and cost estimates; (c) the existence, terms or conditions of any agreements (including license, joint development and project development agreements) between Syntroleum and any third party; (d) computer programs and models and the ideas, systems and methods contained in such programs; (e) information concerning or resulting from research and development work performed by Syntroleum; (f) information concerning Syntroleum’s management, financial condition, financial operations, purchasing, sales, marketing, licensing, or joint development activities and business plans; (g) information acquired or compiled by Syntroleum concerning actual or potential customers, licensees and joint development partners; and (h) all other types and categories of information (in whatever form) marked “Confidential” or that Consultant knows or has reason to know that Syntroleum intends or expects secrecy to be maintained and that Syntroleum has made reasonable efforts to maintain its secrecy.

Consultant represents and warrants that it is in compliance with all applicable federal, state, local laws, rules and regulations, including ethics rules governing conflicts of interest. In particular, Consultant acknowledges that it and Syntroleum are subject to the Foreign Corrupt Practices Act (“FCPA”). In performing its obligations hereunder, Consultant and its owners, employees and agents will conduct no activities which might cause Syntroleum, or any of its affiliates, owners, agents, or employees to be in violation, directly or indirectly, of the FCPA; the violation of this provision shall give Syntroleum the right to cancel this agreement. Consultant further represents and warrants that it is qualified under all applicable laws, rules and regulations to perform the services rendered or to be rendered under this agreement.

Syntroleum shall not be liable or responsible to any third party for any of Consultant’s acts under this agreement, or for the actions of any of Consultant’s employees or agents in the performance of such acts. Consultant agrees to and does hereby indemnify Syntroleum, its directors, employees and officers, from and against those claims, causes of action, liabilities, costs or expenses, including reasonable attorneys’ fees finally awarded, attributable to bodily injury, death or property damage, which Syntroleum may incur or which may be asserted against Syntroleum as a direct or indirect result of Consultant’s activities during the performance of this agreement. Consultant shall not be liable or responsible to any third party for any of Syntroleum’s acts, under this agreement, or for the actions of Syntroleum’s employees or agents in the performance of such acts. Syntroleum agrees to and does hereby indemnify Consultant, its directors, employees and officers, from and against those claims, causes of action, liabilities, costs or expenses, including reasonable attorneys’ fees finally awarded, attributable to bodily injury, death or property damage, which Consultant may incur or which may be asserted against Consultant as a direct or indirect result of Syntroleum’s activities during the performance of this agreement.

Mr. Ziad Ghandour acknowledges that the Shares, the Warrants and the shares of Common Stock issuable upon exercise of such Warrants (collectively, the “Securities”) are restricted securities” as such term is defined in Rule 144(a)(3) under the Securities Act of 1933, as amended (the “Securities Act”). He agrees that he has not and will not make any offer, sale or other transfer of the Securities by any means which would not comply with applicable law or this agreement or which would otherwise impose upon Syntroleum any obligation to satisfy any public filing or registration requirement. He further agrees that he will not offer, sell or transfer the Securities unless:

(a) there is then in effect a registration statement under the Securities Act covering such proposed disposition (the “Registration Statement”) and such disposition is made in accordance with the Registration Statement; or

(b) he shall have notified Syntroleum of the proposed disposition and shall have furnished Syntroleum with a statement of the circumstances surrounding the proposed disposition, and, if requested by Syntroleum, he shall have furnished Syntroleum with an opinion of counsel, reasonably satisfactory to Syntroleum that such disposition is exempt from registration of such Securities under the Securities Act or any applicable state, foreign or other securities laws.

Mr. Ziad Ghandour acknowledges that Syntroleum is under no obligation to aid him in obtaining any exemption from registration requirements in connection with a proposed disposition. He understands and agrees that any disposition of the Securities in violation of this Amendment shall be null and void, and that no transfer of the Securities shall be made by Syntroleum or the transfer agent for the Common Stock upon Syntroleum’s stock transfer books or records unless and until there has been compliance with the terms of this Amendment, the Securities Act, any applicable state and foreign securities law and any other laws. He agrees that he will not transfer the Securities, other than pursuant to a Registration Statement or in a transaction that complies with Rule 144, unless the transferee agrees to be bound by the restrictions on transfer contained herein.

Each certificate representing (i) the Securities and (ii) any other securities issued in respect of the Securities upon any stock split, stock dividend, recapitalization, merger, consolidation or similar event, shall be stamped or otherwise imprinted with a legend in the following form:

THE SECURITIES REPRESENTED BY THIS CERTIFICATE HAVE BEEN ACQUIRED FOR INVESTMENT AND HAVE NOT BEEN REGISTERED UNDER THE SECURITIES ACT OF 1933.

SUCH SECURITIES MAY NOT BE SOLD OR TRANSFERRED IN THE ABSENCE OF SUCH REGISTRATION OR UNLESS SYNTROLEUM RECEIVES AN OPINION OF COUNSEL OR OTHER EVIDENCE REASONABLY ACCEPTABLE TO IT THAT SUCH SALE OR TRANSFER IS EXEMPT FROM THE REGISTRATION REQUIREMENTS OF SAID ACT.

Mr. Ziad Ghandour consents to Syntroleum making a notation on its records and giving instructions to any transfer agent of the Common Stock in order to implement the restrictions on transfer established in this Amendment.

Mr. Ziad Ghandour represents and warrants to Syntroleum as follows:

(a) Experience; Accredited Investor. He is a sophisticated investor and has experience in evaluating and investing in private placement transactions of securities in companies similar to Syntroleum so that he is capable of evaluating the merits and risks of his investment in Syntroleum and has the capacity to protect his own interests. Further, he recognizes that an investment in Syntroleum is highly speculative and involves significant risks (including those identified in the Syntroleum’s filings with the Securities and Exchange Commission) including a complete loss of such investment. In addition, he is an “accredited investor” as such term is defined in Rule 501(a) of Regulation D under the Securities Act, and has accurately completed the questionnaire attached hereto as Exhibit C. He (i) has no need for liquidity in the investment in the Securities, (ii) is able to bear the substantial economic risk of an investment in the Securities for an indefinite period and (iii) could afford the complete loss of his investment in the Securities.

(b) Investment. He is acquiring the Securities for investment for his own account, not as a nominee or agent, and not with the view to, or for resale in connection with, any distribution thereof. He has not offered or sold any portion of the Securities to be acquired by him and has no present intention of reselling or otherwise disposing of any portion of such Securities either currently or after the passage of a fixed or determinable period of time or upon the occurrence or nonoccurrence of any predetermined event or circumstance. He understands that the Securities to be purchased have not been registered under the Securities Act or qualified under applicable blue sky or other state securities laws by reason of specific exemptions from the registration provisions of the Securities Act and the qualification provisions of applicable blue sky and other state securities laws, the availability of which depends upon, among other things, the bona fide nature of the investment intent and the accuracy of his representations as expressed herein. He understands that no Federal or state agency has passed upon the Securities or made any finding or determination as to the fairness of the investment or any recommendation or endorsement of the Securities. He acknowledges that the Securities must be held indefinitely unless subsequently registered under the Securities Act or unless an exemption from such registration is available. He is aware of the provisions of Rule 144 promulgated under the Securities Act, which permit limited resale of securities purchased in a private placement subject to the satisfaction of certain conditions. In acquiring the Securities, he is acting on his own behalf and is not acting together with any other person or entity for the purpose of acquiring, holding, voting or disposing of the Securities within the meaning of Section 13(d) of the Securities Exchange Act of 1934, as amended. Unless he has otherwise notified Syntroleum in writing, he is not a broker or dealer of securities, nor is he the beneficial owner of 5% or more of the outstanding shares of Common Stock. He has not prior to the date hereof directly or indirectly, through related parties, affiliates or otherwise (a) sold “short” or “short against the box” (as those terms are generally understood) any equity security of Syntroleum; or (b) otherwise engaged in any transaction which involves hedging of its position in, or reducing of its economic exposure to, the securities of Syntroleum.

(c) Access to Data. He has read carefully and understands this agreement and has consulted with his own attorney, accountant or investment advisor with respect to the investment contemplated hereby and its suitability for him. He has received a copy of the Syntroleum’s filings with the Securities and Exchange Commission since January 1, 2004. He has had an opportunity to discuss Syntroleum’s business, management and financial affairs with its management and has had the opportunity to review Syntroleum’s facilities. He also has had opportunity to ask questions of officers of Syntroleum.

This agreement is intended for the sole and exclusive benefit of Syntroleum, Consultant and Mr. Ghandour. The Parties may amend this agreement in the future pursuant to a written amendment executed by both Parties. The Parties agree to execute such ancillary documents as are necessary to effectuate the purposes of this agreement.

THIS AMENDMENT SHALL BE GOVERNED BY AND CONSTRUED IN ACCORDANCE WITH THE LAWS OF THE STATE OF OKLAHOMA, UNITED STATES OF AMERICA, WITHOUT REGARD TO CONFLICT OF LAW PROVISIONS THEREOF.

Except as amended by this Amendment, the Letter Agreement shall remain in full force and effect.

This Amendment may be executed in any number of counterparts and by different Parties hereto in separate counterparts, each of which when so executed and delivered shall be deemed to be an original and all of which taken together shall constitute but one and the same instrument. Delivery of an executed counterpart of the signature page of this Amendment by facsimile transmission shall be equally as effective as delivery of a manually executed counterpart of this Amendment.

If the above is consistent with our understanding of the agreement between Syntroleum, Consultant and Mr. Ghandour, please sign below and return to the undersigned.

This Amendment is executed as of March 21, 2005.

TI CAPITAL MANAGEMENT 9200 Sunset Blvd – Penthouse 2 Los Angeles, CA 90069		SYNTROLEUM CORPORATION 4322 South 49th West Avenue Tulsa, OK 74107

By:	/s/ Ziad Ghandour	By:	/s/ John B. Holmes, Jr.
	Ziad Ghandour Individually and as Principal of TI Capital Management		John B. Holmes, Jr. President and CEO

Date: March 24, 2005	Date: March 24, 2005

EXHIBIT A

WARRANT AGREEMENT

FORM OF

WARRANT AGREEMENT

WARRANT AGREEMENT (“Agreement”), dated as of                      , 2005 (the “Effective Date”) by Syntroleum Corporation, a Delaware corporation (together with any successor thereto, the “Company”), and Mr. Ziad Ghandour (the “Warrantholder”).

WHEREAS, the Company has entered into Amendment No. 4 dated March 21, 2005 (the “Amendment”) to a Letter Agreement dated October 3, 2003 with TI Capital Management (“Consultant”), as amended by the Letter Agreements dated October 15, 2003, February 2, 2004 and October 24, 2004, relating to the issuance to the Warrantholder of warrants (the “Warrants”) to purchase                      shares (the “Warrant Shares”) of the Company’s common stock, par value $0.01 per share (the “Common Stock”), pursuant to the terms therein, and the certificates evidencing the Warrants being hereinafter referred to as “Warrant Certificates”; and

WHEREAS, the Company and the Warrantholder desire to enter into this Agreement in order to set forth, among other things, the terms and conditions on which the Warrants may be issued, exchanged, canceled, replaced and exercised;

NOW, THEREFORE, the parties hereto agree as follows:

ARTICLE I

TRANSFERABILITY AND FORM OF WARRANTS

Section 1.01 Registration. The Warrant Certificates shall be numbered and shall be registered on the books of the Company when issued.

Section 1.02 Limitations on Transfer. The Warrants and the Shares shall not be sold, assigned, transferred or pledged except upon the conditions specified in this Agreement. The Warrantholder will cause any proposed purchaser, assignee, transferee or pledgee of the Warrants or the Shares, except for transferees in dispositions of Shares that are pursuant to an effective registration statement under the Securities Act of 1933, as amended (the “Act”), or dispositions of Shares pursuant to Rule 144 under the Act, to agree to take and hold such securities subject to the provisions and upon the conditions specified in this Agreement. The Warrants may be divided or combined, upon request to the Company by the Warrantholder, into a certificate or certificates representing the right to purchase the same aggregate number of Shares. Unless the context indicates otherwise, the term “Warrantholder” shall include any transferee or transferees of the Shares that are required to be bound by the terms hereof, and the term “Warrants” shall include any and all warrants outstanding pursuant to this Agreement, including those evidenced by a certificate or certificates issued upon division, exchange or substitution pursuant to this Agreement. The Warrantholder by his receipt of a Warrant certificate, agrees to be bound by and comply with the terms of this Agreement. The Warrantholder represents and agrees that the Warrant (and Shares if the Warrant is exercised) is purchased only for investment, for the Warrantholder’s own account, and without any present intention to sell, or with a view to distribution of, the Warrant or Shares.

Section 1.03 Form of Warrants. The text of the Warrants and of the form of election to purchase Shares shall be substantially as set forth in Exhibit A attached hereto. The number of Shares issuable upon exercise of the Warrants is subject to adjustment upon the occurrence of certain events, all as hereinafter provided. The Warrant Certificate shall be executed on behalf of the Company by its Chief Executive Officer, President or by a Vice President, attested to by its Secretary or an Assistant Secretary. A Warrant Certificate bearing the signature of an individual who was at any time the proper officer of the Company shall bind the Company, notwithstanding that such individual shall have ceased to hold such office prior to the delivery of such Warrant or did not hold such office on the date of this Agreement.

The Warrant Certificates shall be dated as of the date of signature thereof by the Company either upon initial issuance or upon division, exchange or substitution.

Section 1.04 Legend on Warrants. Each Warrant Certificate shall bear the following legend:

(a)	“THE SECURITIES EVIDENCED BY THIS CERTIFICATE HAVE BEEN ACQUIRED FOR INVESTMENT AND HAVE NOT BEEN REGISTERED UNDER THE SECURITIES ACT OF 1933. SUCH SECURITIES MAY NOT BE SOLD OR TRANSFERRED IN THE ABSENCE OF SUCH REGISTRATION OR UNLESS SYNTROLEUM RECEIVES AN OPINION OF COUNSEL OR OTHER EVIDENCE REASONABLY ACCEPTABLE TO IT THAT SUCH SALE OR TRANSFER IS EXEMPT FROM THE REGISTRATION REQUIREMENTS OF SAID ACT.”; and

(b)	any legend required by applicable state securities law.

Any Warrant Certificate issued at any time in exchange or substitution for any Warrant Certificate bearing such legends (except, in the case of the Shares, a new certificate issued upon completion of a public distribution pursuant to a registration statement under the Act or upon completion of a sale under Rule 144 under the Act of the securities represented thereby) shall also bear the above legend or similar legend unless, in the opinion of the Company’s counsel, the securities represented thereby need no longer be subject to such restrictions. The Warrantholder consents to the Company making a notation on its records and giving instructions to any registrar or transfer agent of the Warrants and the Common Stock in order to implement the restrictions on transfer established in this Agreement.

Section 1.05 Exchange of Warrant Certificate. Any Warrant Certificate may be exchanged for another certificate or certificates entitling the Warrantholder to purchase a like aggregate number of Shares as the certificate or certificates surrendered then entitled the Warrantholder to purchase. If the Warrantholder desires to exchange a Warrant Certificate, he shall make such request in writing delivered to the Company, and shall surrender, properly endorsed, the Warrant Certificate to be so exchanged. Thereupon, the Company shall execute and deliver to the person entitled thereto a new Warrant Certificate as so requested.

ARTICLE II

DURATION, EXERCISE OF WARRANTS AND EXERCISE PRICE

Section 2.01 Issuance and Duration of Warrants. Subject to the terms and conditions established herein, the Warrants shall expire at 5:00 p.m., New York City, New York time, on                      (the “Expiration Date”). Each Warrant may be exercised on any Business Day (as defined below) on or after the Exercisability Date (as defined below) and on or prior to the Expiration Date.

Any Warrant not exercised on or prior to the Expiration Date shall become void, and all rights of the holder under the Warrant Certificate evidencing such Warrant and under this Agreement shall cease.

“Business Day” shall mean any day on which (i) banks in New York City, New York are open for business, (ii) the principal national securities exchange or market on which the Common Stock is listed or admitted to trading is open for business and (iii) the principal national securities exchange or market, if any, on which the Warrants are listed or admitted to trading are open for business.

Section 2.02 Exercise, Exercise Price, Settlement and Delivery.

(a) Subject to the provisions of this Agreement, a holder of each Warrant shall have the right to purchase from the Company on or after                      (the “Exercisability Date”) and on or prior to the Expiration Date, one fully paid, registered and non-assessable Share, at a purchase price of $11.21 for each share purchased upon the exercise of the Warrants (the “Exercise Price”), in each case subject to adjustment in accordance with Article V hereof.

(b) Warrants may be exercised on or after the Exercisability Date by (i) surrendering at the principal office of the Company Warrants with the form of election to purchase Shares set forth on the reverse side of the Warrant Certificate (the “Election to Exercise”) duly completed and signed by the Warrantholder or by the duly appointed legal representative thereof or by a duly authorized attorney, and (ii) paying in full the Exercise Price for each such Warrant exercised. Each Warrant may be exercised only in whole.

(c) Simultaneously with the exercise of each Warrant, payment in full of the Exercise Price shall be made in cash or by certified or official bank check to be delivered to the office or agency where the Warrant Certificate is being surrendered. No payment or adjustment shall be made on account of any dividends on the Shares issued upon exercise of a Warrant.

(d) The “Exercise Date” for a Warrant shall be the date when all of the items referred to in the first sentence of paragraphs (b) and (c) of this Section 2.02 are received by the Company at or prior to 2:00 p.m., New York City, New York time, on a Business Day and the exercise of the Warrants will be effective as of such Exercise Date. If any items referred to in the first sentence of paragraphs (b) and (c) are received after 2:00 p.m., New York City, New York time, on a Business Day, the exercise of the Warrants to which such item relates will be effective on the next succeeding Business Day. Notwithstanding the foregoing, in the case of an exercise of Warrants on the Expiration Date (as defined in Section 2.01) relating to such Warrants, if all of the items referred to in the first sentence of paragraphs (b) and (c) are received by the Company at or prior to 5:00 p.m., New York City, New York time, on such Expiration Date, the exercise of the Warrants to which such items relate will be effective on such Expiration Date. If all of the items referred to in the first sentence of paragraphs (b) and (c) are received by the Company after 5:00 p.m., New York City time, on such Expiration Date, the exercise of the Warrants to which such items relate will not be effective and shall be void.

(e) Subject to Section 5.02 hereof, as soon as practicable after the exercise of any Warrant or Warrants in accordance with the terms hereof, the Company shall issue or cause to be issued to or upon the written order of the Warrantholder, a certificate or certificates evidencing the Shares to which such holder is entitled, in fully registered form, registered in such name or names as may be directed by such holder pursuant to the Election to Exercise, as set forth on the reverse of the Warrant Certificate. Such certificate or certificates evidencing the Shares shall be deemed to have been issued and any persons who are designated to be named therein shall be deemed to have become the holder of record of such Shares as of the close of business on the Exercise Date. After such exercise of any Warrant or Warrants, the Company shall also issue or cause to be issued to or upon the written order of the Warrantholder, a new Warrant Certificate evidencing the number of Warrants, if any, remaining unexercised unless such Warrants shall have expired.

Section 2.03 Cancellation of Warrant Certificates. In the event the Company shall purchase or otherwise acquire Warrants, the Warrant Certificates evidencing such Warrants may thereupon be delivered to the Company, and if so delivered, shall be canceled by it and retired. The Company shall cancel all Warrant Certificates properly surrendered for exchange, substitution, transfer or exercise.

ARTICLE III

OTHER PROVISIONS RELATING TO

RIGHTS OF HOLDERS OF WARRANTS

Section 3.01 Enforcement of Rights.

(a) Notwithstanding any of the provisions of this Agreement, the Warrantholder, may, in and for his own behalf, enforce, and may institute and maintain any suit, action or proceeding against the Company suitable to enforce, his right to exercise the Warrant or Warrants evidenced by his Warrant Certificate in the manner provided in such Warrant Certificate and in this Agreement.

(b) Neither the Warrants nor any Warrant Certificate shall entitle the Warrantholder to any of the rights of a holder of Shares, including, without limitation, the right to vote or to receive any dividends or other payments or to consent or to receive notice as stockholders in respect of the meetings of stockholders or for the election of directors of the Company or to share in the assets of the Company in the event of the liquidation, dissolution or winding up of the Company’s affairs or any other matter, or any rights whatsoever as stockholders of the Company.

ARTICLE IV

CERTAIN COVENANTS OF THE COMPANY

Section 4.01 Payment of Taxes. The Company will pay all documentary stamp taxes attributable to the initial issuance of Warrants and of the Shares upon the exercise of Warrants or to the separation of the Warrants and Shares; provided, however, that the Company shall not be required to pay any tax or other governmental charge which may be payable in respect of any transfer or exchange of any Warrant Certificates or any certificates for Shares in a name other than the Warrantholder. In any such case, no transfer or exchange shall be made unless or until the person or persons requesting issuance thereof shall have paid to the Company the amount of such tax or other governmental charge or shall have established to the satisfaction of the Company that such tax or other governmental charge has been paid or an exemption is available therefrom.

Section 4.02 Issuance and Reservation of Shares. The Company shall take all actions necessary to ensure that the shares of Common Stock issuable upon exercise of the Warrants shall be duly authorized and, when issued upon exercise or exchange of any Warrant in accordance with the terms hereof, shall be validly issued, fully paid and non-assessable, free and clear of all taxes, liens, charges and security interests and free and clear of all preemptive or similar rights. There has been reserved and the Company shall at all times keep reserved so long as the Warrants remain outstanding, out of its authorized Common Stock, such number of shares of Common Stock as shall be subject to purchase under the Warrants. On or before taking any action that would cause an adjustment pursuant to the terms of the Warrants resulting in an increase in the number of shares of Common Stock deliverable upon such conversion or exercise above the number thereof previously authorized, reserved and available therefore, the Company shall take all such action so required for compliance with this Section.

ARTICLE V

ADJUSTMENTS

Section 5.01 Adjustment of Exercise Price and Number of Shares Issuable. The number and kind of Shares purchasable upon the exercise of Warrants and the Exercise Price shall be subject to adjustment from time to time upon the happening of certain events, as follows:

(a) Stock Splits, Combinations, etc. In case the Company after the date hereof shall (A) make or pay a dividend or make a distribution in shares of Common Stock on its Common Stock, (B) subdivide its outstanding shares of Common Stock into a greater number of shares or (C) combine or reclassify its outstanding shares of Common Stock into a smaller number of shares, the number of Shares purchasable upon exercise of the Warrants immediately prior to such action shall be adjusted so that the Warrantholder upon exercise of the Warrants shall be entitled to receive the number of shares of Common Stock which he would have owned or would have been entitled to receive immediately following such action had the Warrants been exercised immediately prior thereto. An adjustment made pursuant to this paragraph shall become effective on the day immediately after the record date, except as provided in Section 5.03 below, in the case of a dividend or distribution and shall become effective on the day immediately after the effective date in the case of a subdivision or combination or reclassification. Whenever the number of Shares purchasable upon the exercise of a Warrant is adjusted as provided in this paragraph (a), the Exercise Price shall be adjusted by multiplying such Exercise Price immediately prior to such adjustment by a fraction, of which the numerator shall be the number of Shares purchasable upon the exercise of the Warrants immediately prior to such adjustment, and of which the denominator shall be the number of Shares so purchasable immediately thereafter.

(b) In case the Company or any subsidiary of the Company after the date hereof shall distribute to all holders of Common Stock any of its assets, evidences of indebtedness, cash or securities (excluding any distributions referred to in paragraph (a) and any dividend or distribution paid in cash out of earned surplus of the Company) then in each such case the Exercise Price shall be adjusted so that the same shall equal the price determined by multiplying the Exercise Price in effect immediately prior to the record date of such distribution by a fraction of which the numerator shall be the then Current Market Value per share of the Common Stock (determined as provided in paragraph (c) below) on the record date mentioned below less the then fair market value (as reasonably determined in good faith by the Board of Directors of the Company) of the portion of the assets, evidences of indebtedness, cash or securities so distributed applicable to one share of Common Stock, and of which the denominator shall be such Current Market Value per share of the Common Stock. Such adjustment shall, except as provided in Section 5.03, become effective on the day immediately after the record date for the determination of stockholders entitled to receive such distribution.

(c) For this Agreement, the Current Market Value per share of Common Stock on any date shall be deemed to be the average of the Market Value of the Common Stock for the 10 trading days before, and ending not later than, the earlier of the date in question and the date before the “‘ex’ date”, with respect to the issuance or distribution requiring such computation. For purposes of this paragraph (c), the term “‘ex’ date,” when used with respect to any issuance or distribution, means the first date on which the Common Stock trades regular way on the Nasdaq Stock Market (“Nasdaq”) (or, if not listed or admitted to trading thereon, then on the principal national securities exchange or automated quotation system on which the Common Stock is listed or admitted to trading and if not listed or admitted to trading on any national securities exchange or automated quotation system, as determined in good faith by the Company’s Board of Directors) without the right to receive such issuance or distribution. “Market Value” on any trading day shall mean (i) in the case of a security traded on the over-the-counter market and not on Nasdaq nor on any national securities exchange, the per share last sale price of the Common Stock on such trading day as reported by Nasdaq or an equivalent generally accepted reporting service; (ii) in the case of a security traded on Nasdaq or on a national securities exchange, the per share last sale price of the Common Stock on such trading day on Nasdaq or on the principal stock exchange on which it is listed, as the case may be or (iii) if neither clause (i) or (ii) above is applicable, then the fair value thereof as determined in good faith by the Company’s Board of Directors. For purposes of clause (i) above, if trading in the Common Stock is not reported by Nasdaq, the bid price referred to in said clause shall be the lowest bid price as reported in the “pink sheets” published by National Quotation Bureau, Incorporated. The last sale price referred to in clause (ii) above shall be the last reported sale price or, in case no such reported sale takes place on such day, the average of the reported closing bid and asked prices, in either case on Nasdaq or on the national securities exchange on which the Common Stock is then listed.

(d) Reclassification, Combinations, Mergers, etc. In case of any reclassification or change of outstanding shares of Common Stock (other than as set forth in Section 5.01(a) above and other than a change in par value, or from par value to no par value, or from no par value to par value, or in case of any consolidation or merger of the Company with or into another corporation (other than a merger in which the Company is the continuing corporation and which does not result in any reclassification or change of the then outstanding shares of Common Stock (other than a change in par value, or from par value to no par value, or from no par value to par value or as a result of a subdivision or combination)) or in case of any sale or conveyance to another corporation of all or substantially all of the assets of the Company (computed on a consolidated basis), then, as a condition of such reclassification, change, consolidation, merger, sale or conveyance, the Company or such a successor or purchasing corporation, as the case may be, shall forthwith make lawful and adequate provision whereby the holder of such Warrant then outstanding shall have the right thereafter to receive on exercise of such Warrant the kind and amount of shares of stock and other securities and property receivable upon such reclassification, change, consolidation, merger, sale or conveyance by a holder of the number of shares of Common Stock issuable upon exercise of such Warrant immediately prior to such reclassification, change, consolidation, merger, sale or conveyance and enter into a supplemental warrant agreement so providing. Such provisions shall include provision for adjustments which shall be as nearly equivalent as may be practicable to the adjustments provided for in this Article V. If the issuer of securities deliverable upon exercise of Warrants under the supplemental warrant agreement is an affiliate of the surviving or transferee corporation, that issuer shall join in the supplemental warrant agreement. The above provisions of this paragraph (d) shall similarly apply to successive reclassifications and changes of shares of Common Stock and to successive consolidations, mergers, sales or conveyances.

In case of any such reclassification, merger, consolidation or disposition of assets, the successor or acquiring corporation (if other than the Company) shall expressly assume the due and punctual observance and performance of each and every covenant and condition of this Warrant Agreement to be performed and observed by the Company and all the obligations and liabilities hereunder, subject to such modifications as may be deemed appropriate (as determined by resolution of the Board of Directors of the Company) in order to provide for adjustments of shares of the Common Stock for which this Warrant is exercisable which shall be as nearly equivalent as practicable to the adjustments provided for in this Article V. The foregoing provisions of this Section 5.01(d) shall similarly apply to successive reorganizations, reclassifications, mergers, consolidations or disposition of assets.

If, as a result of an adjustment made pursuant to this paragraph, the Warrantholder shall become entitled to receive shares of two or more classes of capital stock of the Company, the Board of Directors of the Company (whose determination shall be conclusive) shall determine the allocation of the adjusted Exercise Price between or among shares of such classes of capital stock.

(e) Statement of Warrants. Irrespective of any adjustment in the number or kind of Shares issuable upon the exercise of the Warrants, Warrants theretofore or thereafter issued shall continue to express the same number and kind of shares as are stated in the Warrants initially issuable pursuant to this Agreement.

(f) Expiration of Rights, Warrants or Options. Upon the expiration of any Options or Convertible Securities, to the extent the Warrants shall not have been exercised, the Exercise Price shall be adjusted to such amount as would have been received by a Warrant holder had the adjustment in such Exercise Price made upon the distribution of such Options or Convertible Securities been made upon the basis of the distribution of only such number of Options or Convertible Securities as were actually exercised or converted.

(g) No Nominal Adjustment. No adjustment in the number of Shares purchasable pursuant to the Warrants or in the Exercise Price shall be required unless such adjustment would require an increase or decrease of at least 1.0% of the number of Shares then purchasable upon exercise of the Warrants or in the Exercise Price; provided, however, that any adjustments which by reason of this subsection (k) are not required to be made immediately shall be carried forward and taken into account in any subsequent adjustment. All calculations under this Section 5 shall be made to the nearest cent or to the nearest one-hundredth of a share, as the case may be.

Section 5.02 Fractional Interest. The Company shall not be required to issue fractional shares of Common Stock on the exercise of Warrants. If more than one Warrant shall be presented for exercise in full at the same time by the Warrantholder, the number of full shares of Common Stock which shall be issuable upon such exercise shall be computed on the basis of the aggregate number of shares of Common Stock acquirable on exercise of the Warrants so presented. If any fraction of a share of Common Stock would, except for the provisions of this Section, be issuable on the exercise of any Warrant (or specified portion thereof), the Company shall direct the transfer agent for the Common Stock to pay an amount in cash calculated to equal the then Current Market Value per share (determined pursuant to Section 5.01(c)) multiplied by such fraction computed to the nearest whole cent. The Warrantholder, by his acceptance of the Warrant Certificates, expressly waives any and all rights to receive any fraction of a share of Common Stock or a stock certificate representing a fraction of a share of Common Stock.

Section 5.03 When Adjustment Not Required. If the Company shall take a record of the holders of its Common Stock for the purpose of entitling them to receive a dividend or distribution or subscription or purchase rights and shall, thereafter and before the distribution to stockholders thereof, legally abandon its plan to pay or deliver such dividend, distribution, subscription or purchase rights, then thereafter no adjustment shall be required by reason of the taking of such record and any such adjustment previously made in respect thereof shall be rescinded and annulled.

Section 5.04 Challenge to Good Faith Determination. Whenever the Board of Directors of the Company shall be required to make a determination in good faith of the fair value of any item under this Article V, such determination may be challenged in good faith by the Warrantholder, and any dispute shall be resolved by an investment banking firm of national standing selected by the Company. The fee of such investment banking firm shall be paid by the Company, unless such fair market value as determined by the investment banking firm is more than 95% of the fair market value determined by the Board of Directors of the Company, in which case the Warrantholder shall be liable for such fee.

Section 5.05 Treasury Stock. The sale or other disposition of any issued shares of Common Stock owned or held by or for the account of the Company shall be deemed an issuance thereof and a repurchase thereof and designation of such shares as treasury stock shall be deemed to be a redemption thereof for the purposes of this Agreement.

Section 5.06 Notices to the Warrantholder. In connection with any adjustment pursuant to this Article V, the Company shall (i) promptly after such adjustment, cause to be filed with records of the Company a certificate of an officer of the Company setting forth the number of shares (or portion thereof) issuable after such adjustment, upon exercise of a Warrant and the Exercise Price after such adjustment, which certificate shall be conclusive evidence of the correctness of the matters set forth therein, and (ii) promptly after such adjustment cause to be given to the Warrantholder at his address appearing on the Warrant Register written notice of such adjustments by first-class mail, postage prepaid.

The Company shall, in addition, promptly notify the Warrantholder of any determination of its Board of Directors that any actions affecting its Common Stock will not require an adjustment to the number of Shares for which a Warrant is exercisable, and shall specify in such notice the reasons for such determination. In the event that the Warrantholder shall challenge any of the calculations set forth in such notice within 20 days after the Company’s delivery thereof, the Company shall retain a firm of independent certified public accountants or law firm of national standing selected by the Company to prepare and execute a certificate verifying that no adjustment is required. The Company shall promptly cause a signed copy of any certificate prepared pursuant to this Section 5.06 to be delivered to the Warrantholder at his address appearing in the Warrant Register. The Company shall keep at its office or agency designated pursuant to Section 1.10 copies of all such certificates and cause the same to be available for inspection at said office during normal business hours upon reasonable notice by the Warrantholder or any prospective purchaser of a Warrant designated by the Warrantholder.

Section 5.07 Par Value of Shares of Common Stock. Before taking any action which would cause an adjustment effectively reducing the portion of the Exercise Price allocable to each Share below the then par value per share of the Common Stock issuable upon exercise of the Warrants, the Company will take any corporate action which may, in the opinion of its counsel, be necessary in order that the Company may validly and legally issue fully paid and nonassessable Common Stock upon exercise of the Warrants.

ARTICLE VI

SECURITIES LAWS; RESTRICTIONS ON

TRANSFER OF SHARES; REGISTRATION RIGHTS

Section 6.01 Securities Laws. The Warrantholder agrees that the Warrants and the related Shares (each of the Warrants and the Shares being referred to herein as a “Security” and together, “Securities”) are being acquired for investment and that the Warrantholder will not purchase, offer, sell or otherwise dispose of any of the Securities except under circumstances which will not result in a violation of the Act. In order to exercise this Warrant, the Warrantholder must be able to confirm and shall confirm in writing, by executing a certificate to be supplied by the Company, all of the representations and other covenants contained in this Agreement, including that the Securities so purchased are being acquired for investment and not with a view toward distribution or resale. The Shares (unless registered under the Act) shall be stamped or imprinted with, in addition to any other appropriate or required legend, a legend in substantially the following form:

“THE SECURITIES EVIDENCED BY THIS CERTIFICATE HAVE BEEN ACQUIRED FOR INVESTMENT AND HAVE NOT BEEN REGISTERED UNDER THE SECURITIES ACT OF 1933. SUCH SECURITIES MAY NOT BE SOLD OR TRANSFERRED IN THE ABSENCE OF SUCH REGISTRATION OR UNLESS SYNTROLEUM RECEIVES AN OPINION OF COUNSEL OR OTHER EVIDENCE REASONABLY ACCEPTABLE TO IT THAT SUCH SALE OR TRANSFER IS EXEMPT FROM THE REGISTRATION REQUIREMENTS OF SAID ACT.”

Section 6.02 Warrantholder Representations. In addition, the Warrantholder specifically represents to the Company both at the time of initial purchase of the Warrants and at those future times as specified herein:

(a) The Warrantholder has experience in analyzing and investing in companies like the Company and is capable of evaluating the merits and risks of an investment in the Company and has the capacity to protect its own interests. The Warrantholder is an “Accredited Investor” as that term is defined in Rule 501(a) promulgated under the Act. The Warrantholder is aware of the Company’s business affairs and financial condition, and has acquired information about the Company sufficient to reach an informed and knowledgeable decision to acquire the Securities. The Warrantholder is acquiring the Securities for its own account for investment purposes only not as a nominee or agent and not with a view to, or for the resale in connection with, any “distribution” thereof for purposes of the Act. The Warrantholder is acquiring the Securities for investment for its own account, not as a nominee or agent, and not with a view to, or for resale in connection with, any distribution thereof. The Warrantholder acknowledges the Company’s obligation to file a registration statement with respect to the Shares as set forth in the Registration Rights Agreement dated as of the date hereof by and among the Company and the Warrantholders (the “Registration Rights Agreement”), the effectiveness of which registration statement may be required for the resale of the Shares. The Warrantholder has not offered or sold any portion of the Securities to be acquired by such Warrantholder and has no present intention of reselling or otherwise disposing of any portion of such Securities either currently or after the passage of a fixed or determinable period of time or upon the occurrence or nonoccurrence of any predetermined event or circumstance, and in particular the Warrantholder has no current intention to resell the Shares under such registration statement nor would it have such intention if such registration statement were effective as of the date of purchase. The Warrantholder understands that investment in the Securities is subject to a high degree of risk. The Warrantholder can bear the economic risk of its investment, including the full loss of its investment, and by reason of its business or financial experience or the business or financial experience of its professional advisors has the capacity to evaluate the merits and risks of its investment and protect its own interest in connection with the purchase of the Securities. If other than an individual, the Warrantholder also represents it has not been organized for the purpose of acquiring the Securities.

(b) The Warrantholder understands that the Securities have not been and except as provided in the Registration Rights Agreement with respect to the Shares will not be registered under the Act or any applicable State securities law in reliance upon a specific exemption therefrom, which exemption depends upon, among other things, the bona fide nature of the Warrantholder’s investment intent and the accuracy of the Warrantholder’s representations as expressed herein and the Warrantholder will furnish the Company with such additional information as is reasonably requested by the Company in connection with such exemption.

(c) The Warrantholder further understands that the Securities must be held indefinitely unless subsequently registered under the Act and any applicable state securities laws, or unless exemptions from registration are otherwise available. Moreover, the Warrantholder understands that the Company is under no obligation to and does not expect to register the Securities except as provided for in the Registration Rights Agreement with respect to the Shares.

(d) The Warrantholder is aware of the provisions of Rule 144, promulgated under the Act, which, in substance, permit limited public resale of “restricted securities” acquired, directly or indirectly, from the issuer thereof (or from an Affiliate of such issuer), in a nonpublic offering subject to the satisfaction of certain conditions, if applicable, including, among other things: The availability of certain public information about the Company, the resale occurring not less than one year after the party has purchased and paid for the Securities to be sold; the sale being made through a broker in an unsolicited “broker’s transaction” or in transactions directly with a market maker (as said term is defined under the Securities Exchange Act of 1934, as amended) and the amount of securities being sold during any three-month period not exceeding the specified limitations stated therein.

(e) The Warrantholder further understands that it may not transfer the Warrants and that at the time it wishes to sell the Securities, it is possible that there will be no public market upon which to make such a sale, and that, even if such a public market then exists, the Company may not be satisfying the current public information requirements of Rule 144, and that, in such event, the Warrantholder may be precluded from selling the Securities under Rule 144 even if the one-year minimum holding period had been satisfied.

(f) The Warrantholder further understands that in the event all of the requirements of Rule 144 are not satisfied, registration under the Act or compliance with registration exemption will be required; and that, notwithstanding the fact that Rule 144 is not exclusive, the Staff of the Securities and Exchange Commission has expressed its opinion that persons proposing to sell private placement securities other than in a registered offering and otherwise than pursuant to Rule 144 will have a substantial burden of proof in establishing that an exemption from registration is available for such offers or sales, and that such persons and their respective brokers who participate in such actions do so at their own risk.

(g) To the Warrantholder’s knowledge, the Company has made available copies of the Company’s reports filed under the Exchange Act since the beginning of the Company’s current fiscal year. The Warrantholder has had a reasonable opportunity to ask questions relating to and otherwise discuss the Company’s business, management and financial affairs with the Company’s management, customers and other parties, and the Warrantholder has received satisfactory responses to the Warrantholder’s inquiries. The Warrantholder has relied solely on its own independent investigation before deciding to enter into the purchase of the Warrants contemplated hereby. Unless the Warrantholder has otherwise notified the Company in writing, the Warrantholder is not, and has not been within the ninety (90) days prior to the closing date of the purchase of the Securities, a broker or dealer of securities. Unless the Warrantholder has otherwise notified the Company in writing, the Warrantholder is not an employee, officer or director of the Company nor prior to the consummation of the actions contemplated hereby, is the Warrantholder the beneficial owner of 5% or more of the Common Stock of the Company.

Section 6.03 Transfer Restrictions. With respect to any offer, sale or other disposition of any Securities that is not registered under the Act, the Warrantholder agrees to give written notice to the Company prior thereto, describing briefly the manner thereof, together with a written opinion of the Warrantholder’s counsel, if reasonably requested by the Company, to the effect that such offer, sale or other disposition may be effected without registration or qualification (under the Act as then in effect or any federal or state law then in effect) of such Securities and indicating whether or not under the Act, certificates for the Securities in question to be sold or otherwise disposed of require any restrictive legend as to applicable restrictions on transferability in order to ensure compliance with such law. Such opinion must be satisfactory to the Company in its reasonable judgment and shall state that it may be relied upon by counsel to the Company, and any stock exchange or transfer agent. Promptly upon receiving such written notice and satisfactory opinion, if so requested, the Company shall notify the Warrantholder that the Warrantholder may sell or otherwise dispose of such Securities all in accordance with the terms of the notice delivered to the Company. If a determination has been made pursuant to this subsection (c) that the opinion of counsel for the Warrantholder is not satisfactory to the Company, the Company shall so notify the Warrantholder promptly after such determination has been made and shall specify in detail the legal analysis supporting any such conclusion. Each certificate representing the Securities thus transferred (except a transfer registered under the Act or a transfer of Shares pursuant to Rule 144) shall bear a legend as to the applicable restrictions on transferability in order to ensure compliance with such laws, unless in the aforesaid opinion of counsel for the Warrantholder, such legend is not required in order to ensure compliance with such laws. The Company may issue stop transfer instructions to its transfer agent in connection with such restrictions.

Section 6.04 Transferee Obligations. Prior to any transfer of the Securities (except a transfer registered under the Act or a transfer of Shares pursuant to Rule 144), the proposed transferee shall agree in writing with the Company to be bound by the terms of this Agreement (whether or not the Warrant has been exercised or otherwise outstanding) as if an original signatory hereto and the proposed transferee must be able to and must make representations as set forth in this Article VI.

Section 6.05 Definitions. As used in this Article VI, “Affiliate” shall mean, with respect to any person, any other person controlling, controlled by or under direct or indirect common control with such person (for the purposes of this definition “control,” when used with respect to any specified person, shall mean the power to direct the management and policies of such person, directly or indirectly, whether through ownership of voting securities, by contract or otherwise; and the terms “controlling” and “controlled” shall have meanings correlative to the foregoing).

ARTICLE VII

MISCELLANEOUS

Section 7.01 Amendment. Except as expressly provided herein, neither this Agreement nor any term hereof may be amended, waived, discharged or terminated other than by a written instrument signed by the party against whom enforcement of any such amendment, waiver, discharge or termination is sought; provided, however, that any provisions hereof may be amended, waived, discharged or terminated upon the written consent of the Company and the then current Warrantholders having the right to acquire by virtue of holding the Warrants at least 50% of the Shares which are then issuable upon exercise of the then outstanding Warrants.

Section 7.02 Addresses for Notices to Parties and for Transmission of Documents. All notices hereunder to the parties hereto shall be deemed to have been given when sent by certified or registered mail, postage prepaid, or by telex or telecopy, confirmed by first class mail, postage prepaid, addressed to any party hereto as follows:

To the Company:	Syntroleum Corporation
4322 South 49th West Avenue
Tulsa, Oklahoma 74107
Attention: Chief Executive Officer

To Mr. Ziad Ghandour:	TI Capital Management
9200 Sunset Boulevard
Penthouse 2
Los Angeles, California 90069

or at any other address of which either of the foregoing shall have notified the other in writing.

Section 7.03 APPLICABLE LAW. THE VALIDITY, INTERPRETATION AND PERFORMANCE OF THIS AGREEMENT AND EACH WARRANT CERTIFICATE ISSUED HEREUNDER AND OF THE RESPECTIVE TERMS AND PROVISIONS THEREOF SHALL BE GOVERNED BY THE LAWS OF THE STATE OF NEW YORK, WITHOUT GIVING EFFECT TO THE CONFLICT OF LAWS PROVISIONS THEREOF.

Section 7.04 Obtaining of Governmental Approvals. The Company will from time to time take all action required to be taken by it which may be necessary to obtain and keep effective any and all permits, consents and approvals of governmental agencies and authorities and securities acts filings under United States Federal and State laws, and the rules and regulations of all stock exchanges on which the Warrants are listed which may be or become requisite in connection with the issuance, sale, transfer, and delivery of the Warrant Certificates, the exercise of the Warrants or the issuance, sale, transfer and delivery of the shares issued upon exercise of the Warrants.

Section 7.05 Persons Having Rights Under Agreement. Nothing in this Agreement expressed or implied and nothing that may be inferred from any of the provisions hereof is intended, or shall be construed, to confer upon, or give to, any person or corporation other than the Company and the Warrantholder any right, remedy or claim under or by reason of this Agreement or of any covenant, condition, stipulation, promise or agreement hereof; and all covenants, conditions, stipulations, promises and agreements in this Agreement contained shall be for the sole and exclusive benefit of the Company and the Warrantholder and their successors.

Section 7.06 Headings. The descriptive headings of the several Articles and Sections of this Agreement are inserted for convenience only and shall not control or affect the meaning or construction of any of the provisions hereof.

Section 7.07 Counterparts. This Agreement may be executed in any number of counterparts, each of which so executed shall be deemed to be an original; but such counterparts shall together constitute but one and the same instrument.

Section 7.08 Successors. All the covenants and provisions of this Agreement by or for the benefit of the Company or the Warrantholder shall bind and inure to the benefit of their respective successors and assigns hereunder.

IN WITNESS WHEREOF, this Agreement has been duly executed by the parties hereto as of the day and year first above written.

SYNTROLEUM CORPORATION

By:
Name:
Title:

WARRANTHOLDER

Mr. Ziad Ghandour

EXHIBIT A

[FORM OF WARRANT CERTIFICATE]

[FACE]

THE WARRANTS EVIDENCED BY THIS CERTIFICATE HAVE BEEN ACQUIRED FOR INVESTMENT AND HAVE NOT BEEN REGISTERED UNDER THE SECURITIES ACT OF 1933. SUCH SECURITIES MAY NOT BE SOLD OR TRANSFERRED IN THE ABSENCE OF SUCH REGISTRATION OR UNLESS SYNTROLEUM RECEIVES AN OPINION OF COUNSEL OR OTHER EVIDENCE REASONABLY ACCEPTABLE TO IT THAT SUCH SALE OR TRANSFER IS EXEMPT FROM THE REGISTRATION REQUIREMENTS OF SAID ACT.

Warrant Certificate No.

WARRANT CERTIFICATE

SYNTROLEUM CORPORATION

This Warrant Certificate certifies that [            ] (the “Warrantholder”), or registered assigns, is the registered holder of [            ] Warrants (the “Warrants”) to purchase shares of Common Stock, par value $.01 per share (the “Common Stock”), of Syntroleum Corporation a Delaware corporation (the “Company”). Each Warrant entitles the holder to purchase from the Company at any time on or after                      until 5:00 p.m., New York City, New York time, on                      (the “Expiration Date”),                      fully paid and non-assessable shares of Common Stock (a “Share”, or, if adjusted, the “Shares”, which may also include any other securities or property purchasable upon exercise of a Warrant, such adjustment and inclusion each as provided in the Warrant Agreement) at the exercise price (the “Exercise Price”) of $11.21 per Share upon surrender of this Warrant Certificate and payment of the Exercise Price at the principal office of the Company, subject to the conditions set forth herein and in the Warrant Agreement.

The Exercise Price shall be payable by cash, certified check or official bank check or by such other means as is acceptable to the Company in the lawful currency of the United States of America which as of the time of payment is legal tender for payment of public or private debts. The number of Shares issuable upon exercise of the Warrants (“Exercise Rate”) is subject to adjustment upon the occurrence of certain events set forth in the Warrant Agreement.

Any Warrants not exercised on or prior to 5:00 p.m., New York City, New York time, on                      shall thereafter be void.

Reference is hereby made to the further provisions on the reverse hereof which provisions shall for all purposes have the same effect as though fully set forth at this place. Capitalized terms used in this Warrant Certificate but not defined herein shall have the meanings ascribed thereto in the Warrant Agreement.

THIS WARRANT CERTIFICATE SHALL BE CONSTRUED IN ACCORDANCE WITH THE LAWS OF THE STATE OF NEW YORK WITHOUT GIVING EFFECT TO THE CONFLICT OF LAWS PROVISIONS THEREOF.

WITNESS the facsimile seal of the Company and facsimile signatures of its duly authorized officers.

Dated:	SYNTROLEUM CORPORATION

By:
Name:
Title:

[Seal]

Attest:

By:
Name:
Title:

[FORM OF WARRANT CERTIFICATE]

[REVERSE]

SYNTROLEUM CORPORATION

The Warrants evidenced by this Warrant Certificate are part of a duly authorized issue of Warrants, each of which represents the right to purchase at any time on or after                     , until 5:00 p.m., New York City, New York time, on                     ,              shares of Common Stock of the Company, subject to adjustment as set forth in the Warrant Agreement. The Warrants are issued pursuant to a Warrant Agreement dated as of                      , 2005 (the “Warrant Agreement”), which Warrant Agreement is hereby incorporated by reference in and made a part of this instrument and is hereby referred to for a description of the rights, limitation of rights, obligations, duties and immunities thereunder of the Company and the Warrantholder. Warrants may be exercised by (1) surrendering at the principal office of the Company this Warrant Certificate with the form of Election to Exercise set forth hereon duly completed and executed and (ii) paying in full the Exercise Price for each such Warrant exercised and any other amounts required to be paid pursuant to the Warrant Agreement.

If all of the items referred to in the last sentence of the preceding paragraph are received by the Company at or prior to 2:00 p.m., New York City, New York time, on a Business Day, the exercise of the Warrant to which such items relate will be effective on such Business Day. If any items referred to in the last sentence of the preceding paragraph are received after 2:00 p.m., New York City, New York time, on a Business Day, the exercise of the Warrants to which such item relates will be deemed to be effective on the next succeeding Business Day. Notwithstanding the foregoing, in the case of an exercise of Warrants on the Expiration Date, if all of the items referred to in the last sentence of the preceding paragraph are received by the Company at or prior to 5:00 p.m., New York City, New York time, on such Expiration Date, the exercise of the Warrants to which such items relate will be effective on the Expiration Date.

Subject to the terms of the Warrant Agreement, as soon as practicable after the exercise of any Warrant or Warrants, the Company shall issue or cause to be issued to or upon the written order of the Warrantholder pursuant to the Election to Exercise, as set forth on the reverse of this Warrant Certificate, a certificate or certificates evidencing the Share. Such certificate or certificates evidencing the Share or Shares shall be deemed to have been issued and any persons who are designated to be named therein shall be deemed to have become the holder of record of such Share or Shares as of the close of business on the date upon which the exercise of this Warrant was deemed to be effective as provided in the preceding paragraph.

The Company will not be required to issue fractional shares of Common Stock upon exercise of the Warrants or distribute Share certificates that evidence fractional shares of Common Stock. In lieu of fractional shares of Common Stock, there shall be paid to the Warrantholder at the time such Warrant Certificate is exercised an amount in cash equal to the same fraction of the Current Market Value per share as determined in accordance with the Warrant Agreement.

Warrant Certificates, when surrendered at the principal office of the Company by the Warrantholder in person or by legal representative or attorney duly authorized in writing, may be exchanged for a new Warrant Certificate or new Warrant Certificates evidencing in the aggregate a like number of Warrants, in the manner and subject to the limitations provided in the Warrant Agreement, without charge except for any tax or other governmental charge imposed in connection therewith.

The term “Business Day” shall mean any day on which (i) banks in New York City, New York are open for business, (ii) the principal national securities exchange or market on which the Common Stock is listed or admitted to trading is open for business and (iii) the principal national securities exchange or market on which the Warrants are listed or admitted to trading are open for business.

(FORM OF ELECTION TO EXERCISE)

(To be executed upon exercise of Warrants on the Exercise Date)

The undersigned hereby irrevocably elects to exercise              of the Warrants represented by this Warrant Certificate and purchase the whole number of Shares issuable upon the exercise of such Warrants and herewith tenders payment for such Shares in the amount of $                     in cash or by certified or official bank check, in accordance with the terms hereof The undersigned requests that a certificate representing such Shares be registered in the name of                                                   whose address is                                                   and that such certificate be delivered to                                                   whose address is                                                  . Any cash payments to be paid in lieu of a fractional Share should be made to                                                   whose address is                                                   and the check representing payment thereof should be delivered to                                                   whose address is                                         .

Dated:

Name of holder of Warrant Certificate:
(Please Print)

Tax Identification or Social Security Number:
Address:

Signature:

Note: The above signature must correspond with the name as written upon the face of this Warrant Certificate in every particular, without alteration or enlargement or any change whatever.

Dated:

EXHIBIT B

REGISTRATION RIGHTS AGREEMENT

FORM OF

REGISTRATION RIGHTS AGREEMENT

THIS REGISTRATION RIGHTS AGREEMENT is entered into effective as of                          , 2005 by and among Syntroleum Corporation, a Delaware corporation (the “Company”), and Mr. Ziad Ghandour (“Mr. Ghandour”), principal of TI Capital Management (the “Consultant”).

RECITALS

WHEREAS, the Company and the Consultant are parties to an amendment (the “Amendment”) dated as of March 21, 2005 to that certain letter agreement, dated as of October 3, 2003, as amended (the “Letter Agreement”), relating to certain consulting services to be rendered by the Consultant to the Company with respect to business development related to the Company’s gas-to-liquids process and the issuance to Mr. Ghandour of (1) a number of shares (the “Shares”) of the Company’s common stock, par value $0.01 per share (the “Common Stock”), equal to (A) 1% of the amount of funds committed to a venture to provide at least $40,000,000 from venture participants to secure rights to stranded gas fields with associated oil and other hydrocarbons (the “Stranded Gas Venture”) divided by (B) $5.79 per share, (2) warrants (the “Venture Warrants”) to purchase a number of shares (the “Venture Warrant Shares”) of the Common Stock equal to (A) 1% of the amount of funds committed to the Stranded Gas Venture divided by (B) a value per warrant determined using a Black-Scholes methodology, and (3) warrants (the “Additional Warrants,” and together with the Venture Warrants, the “Warrants”) to purchase an aggregate of 1,000,000 shares of Common Stock (the “Additional Warrant Shares,” and together with the Venture Warrant Shares, the “Warrant Shares”); and

WHEREAS, the issuance of the Common Stock and the Warrants to Mr. Ghandour is conditioned upon granting the rights set forth herein to the Consultant;

NOW THEREFORE, in consideration of the foregoing, the parties agree as follows:

SECTION 1

DEFINITIONS

1.1 Certain Definitions. As used in this Agreement, the following terms shall have the following respective meanings:

“Affiliate” means, with respect to any Person, any other Person controlling, controlled by or under direct or indirect common control with such Person (for the purposes of this definition “control,” when used with respect to any specified Person, shall mean the power to direct the management and policies of such Person, directly or indirectly, whether through ownership of voting securities, by contract or otherwise; and the terms “controlling” and “controlled” shall have meanings correlative to the foregoing).

“Exchange Act” means the Securities Exchange Act of 1934, as amended.

“Holder” means Mr. Ghandour, and any Person holding Registrable Securities to whom the rights under Section 2.1 have been transferred in accordance with Section 2.1(h) hereof.

“Indemnitee” has the meaning ascribed to such term in Section 2.1(e).

“Indemnified Party” has the meaning ascribed to such term in Section 2.1(e).

“Indemnifying Party” has the meaning ascribed to such term in Section 2.1(e).

“Person” means any person, individual, corporation, partnership, trust or other nongovernmental entity or any governmental agency, court, authority or other body (whether foreign, federal, state, local or otherwise).

The terms “register,” “registered” and “registration” refer to the registration effected by preparing and filing a registration statement in compliance with the Securities Act, and the declaration or ordering of the effectiveness of such registration statement.

“Registrable Securities” means (A) the Shares, (B) the Warrants, (C) the Warrant Shares and (D) any shares of Common Stock issued as (or issuable upon the conversion of any warrant, right or other security which is issued as) a dividend or other distribution with respect to or in replacement of the Shares, the Warrants or the Warrant Shares; provided, however, that securities shall only be treated as Registrable Securities if and only for so long as they are held by a Holder or a permitted transferee pursuant to Section 2.1(i) and (1) have not been disposed of pursuant to a registration statement declared effective by the SEC or (2) have not been sold in a transaction exempt from the registration and prospectus delivery requirements of the Securities Act so that all transfer restrictions and restrictive legends with respect thereto are removed upon the consummation of such sale. Notwithstanding the foregoing, securities shall cease to constitute Registrable Securities when such Holder may sell under Rule 144 under the Securities Act in a three-month period all Registrable Securities then held by such Holder.

“Registration Expenses” means all expenses incurred by the Company in complying with Section 2.1(a) hereof, including, without limitation, all registration, qualification and filing fees, printing expenses, escrow fees, fees and expenses of counsel for the Company, blue sky fees and expenses (for a reasonable number of states) and the expense of any special audits incident to or required by any such registration (but excluding the fees of legal counsel for any Holder).

“Registration Statement” means a registration statement under the Securities Act filed by the Company with the SEC.

“Registration Period” has the meaning ascribed to such term in Section 2.1(c).

“SEC” means the Securities and Exchange Commission of the United States or any other U.S. federal agency at the time administering the Securities Act.

“Securities Act” means the Securities Act of 1933, as amended, and the rules and regulations of the Commission thereunder, all as the same shall be in effect at the time.

“Selling Expenses” means all underwriting discounts and selling commissions and similar fees applicable to the sale of Registrable Securities and all fees and expenses of legal counsel for any Holder and all transfer taxes.

“Shares” means the shares of Common Stock issued to Mr. Ghandour pursuant to the Amendment.

SECTION 2

REGISTRATION RIGHTS

2.1 Registration Rights.

(a) Demand Registration. No later than 60 days following the receipt of written demand requiring registration of the Registrable Securities from Mr. Ghandour to the Company, the Company will file a Registration Statement on Form S-3 (or Form S-8 if the Company in its sole discretion determines that the Registrable Securities are eligible for registration on such Form) with the SEC with respect to the Registrable Securities and will use its commercially reasonable best efforts to cause such Registration Statement to be declared effective by the SEC.

(b) Expenses of Registration. All Registration Expenses incurred in connection with any registration, qualification or compliance pursuant to subsection 2.1(a) shall be borne by the Company. All Selling Expenses relating to the sale of securities registered by or on behalf of Holders shall be borne by such Holders pro rata on the basis of the number of securities so registered except to the extent such Selling Expense is specifically attributable to one Holder, in which case it shall be borne by such Holder.

(c) Registration Procedures. In the case of the registration, qualification or compliance effected by the Company pursuant to this Agreement, the Company will, upon reasonable request, inform each Holder as to the status of such registration, qualification and compliance. At its expense, the Company will during such time as the Holder holds Registrable Securities:

(i) use its commercially reasonable best efforts to keep such registration, and any qualification or compliance under state securities laws which the Company determines to obtain, effective until at least the first anniversary of the date of issuance of the Shares or until the Holders have completed the distribution described in the registration statement relating thereto, whichever first occurs;

(ii) furnish such number of prospectuses and other documents incident thereto as the Holders from time to time may reasonably request;

(iii) use its commercially reasonable best efforts to register or qualify such Registrable Securities under such other securities or blue sky laws of such jurisdictions as any Holder reasonably requests and do any and all other acts and things which may be reasonably necessary or advisable to enable such Holder to consummate the disposition of the Registrable Securities owned by such Holder in such jurisdictions; provided, that the Company will not be required to (A) qualify generally to do business in any jurisdiction where it would not otherwise be required to qualify but for this Section 2.1(c), or (B) subject itself to income taxation in any such jurisdiction;

(iv) notify each Holder of such Registrable Securities, at any time when a prospectus relating thereto is required to be delivered under the Securities Act, of the happening of any event as a result of which the prospectus included in such Registration Statement contains an untrue statement of a material fact or omits any fact necessary to make the statements therein not misleading, and, at the request of any such Holder, the Company will prepare a supplement or amendment to such prospectus so that, as thereafter delivered to the purchasers of such Registrable Securities, such prospectus will not contain an untrue statement of a material fact or omit to state any fact necessary to make the statements therein not misleading;

(v) cause all such Registrable Securities to be listed or quoted on each securities exchange or automated quotation system on which similar securities issued by the Company are then listed or quoted;

(vi) appoint a transfer agent and registrar for all such Registrable Securities not later than the effective date of such Registration Statement; and

(vii) use its commercially reasonable best efforts to effect the registration, qualifications or compliances (including, without limitation, the execution of any required undertaking to file post-effective amendments, appropriate qualifications under applicable blue sky or other state securities laws and appropriate compliance with applicable securities laws, requirements or regulations) as may be so reasonably requested and as would permit or facilitate the sale and distribution of all Registrable Securities; provided that the Company shall not be obligated to take any action to effect any such state registration, qualification or compliance pursuant to this Section 2 in any particular jurisdiction in which the Company would be required to execute a general consent to service of process in effecting such registration, qualification or compliance unless the Company is already subject to service or is required to qualify in such jurisdiction, as the case may be, and except as may be required by the Securities Act.

The period of time during which the Company is required hereunder to keep the Registration Statement effective is referred to herein as “the Registration Period.”

(d) Delay of Registration. The Holders shall have no right to take any action to restrain, enjoin or otherwise delay any registration pursuant to subsection 2.1(a) hereof as a result of any controversy that may arise with respect to the interpretation or implementation of this Agreement.

(e) Indemnification.

(i) To the extent permitted by law, the Company will indemnify each Holder and each Person controlling such Holder within the meaning of Section 15 of the Securities Act, with respect to which any registration, qualification or compliance has been effected pursuant to this Agreement (each an “Indemnitee”), against all claims, losses, damages and liabilities (or actions in respect thereof), including any of the foregoing incurred in settlement of any litigation, commenced or threatened, arising out of or based on any untrue statement of a material fact contained in any registration statement, prospectus, offering circular or other document, or any amendment or supplement thereof, incident to any such registration, qualification or compliance, or based on any omission to state therein a material fact required to be stated therein or necessary to make the statements therein not misleading, and will reimburse each Indemnitee for reasonable legal and any other expenses reasonably incurred in connection with investigating, preparing or defending any such claim, loss, damage, liability or action; provided that the Company will not be liable in the case of any untrue statement or omission to the extent that such untrue statement or omission is made in reliance upon and in conformity with written information furnished to the Company by an instrument duly executed by or on behalf of such Indemnitee and stated to be specifically for use in preparation of such registration statement, prospectus, offering circular or other document; and provided that the Company will not be liable in any such case where the expense, claim, loss, damage or liability arises out of or is related to the failure of the Holder to comply with the covenants and agreements contained in this Agreement respecting sales of Registrable Securities; and, provided, further, that the indemnity with respect to any preliminary prospectus shall not apply to the extent that any such claim, loss, damage or liability results from the fact that a current copy of the prospectus was not sent or given to the Person asserting any such claims, losses, damages or liabilities at or prior to the written confirmation of the sale of the Registrable Securities confirmed to such Person if such current copy of the prospectus would have cured the defect giving rise to such claim, loss, damage or liability.

(ii) To the extent permitted by law, each Holder will severally, if Registrable Securities held by such Holder are included in the securities as to which such registration, qualification or compliance is being effected, indemnify the Company, each of its directors, officers, employees, legal counsel and accountants and each Person who controls the Company within the meaning of Section 15 of the Securities Act, against all claims, losses, damages and liabilities (or actions in respect thereof), including any of the foregoing incurred in settlement of any litigation, commenced or threatened, arising out of or based on any untrue statement of a material fact contained in any registration statement, prospectus, offering circular or other document, or any amendment or supplement thereof, incident to any such registration, qualification or compliance, or based on any omission to state therein a material fact required to be stated therein or necessary to make the statements therein not misleading, or any failure by a Holder to comply with the covenants or agreements contained in this Agreement respecting the Registrable Securities and will reimburse the Company, such directors, officers, employees, legal counsel and accountants and such controlling Person for reasonable legal and any other expenses reasonably incurred in connection with investigating, preparing or defending any such claim, loss, damage, liability or action; provided that such Holder will only be liable in the case of any untrue statement or omission to the extent that such untrue statement or omission is made in reliance upon and in conformity with written information furnished to the Company by an instrument duly executed by or on behalf of the Holder and stated to be specifically for use in preparation of such registration statement, prospectus, offering circular or other document. Notwithstanding the foregoing, in no event shall a Holder be liable for any such claims, losses, damages or liabilities in excess of the proceeds received by such Holder in the offering, except in the event of fraud by such Holder.

(iii) Each party entitled to indemnification under this subsection 2.1(e) (the “Indemnified Party”) shall give notice to the party required to provide indemnification (the “Indemnifying Party”) promptly after such Indemnified Party has actual knowledge of any claim as to which indemnity may be sought, and shall permit the Indemnifying Party to assume the defense of any such claim or any litigation resulting therefrom, provided that counsel for the Indemnifying Party, who shall conduct the defense of such claim or litigation, shall be approved by the Indemnified Party (whose approval shall not unreasonably be withheld), and the Indemnified Party may participate in such defense at such party’s expense, and provided further that the failure of any Indemnified Party to give notice as provided herein shall not relieve the Indemnifying Party of its obligations under this Agreement, unless such failure is prejudicial to the Indemnifying Party in defending such claim or litigation. An Indemnifying Party shall not be liable for any settlement of an action or claim effected without its written consent (which consent will not be unreasonably withheld).

(iv) If the indemnification provided for in this subsection 2.1(e) is held by a court of competent jurisdiction to be unavailable to an Indemnified Party with respect to any loss, liability, claim, damage or expense referred to therein, then the Indemnifying Party, in lieu of indemnifying such Indemnified Party thereunder, shall contribute to the amount paid or payable by such Indemnified Party as a result of such loss, liability, claim, damage or expense in such proportion as is appropriate to reflect the relative fault of the Indemnifying Party on the one hand and of the Indemnified Party on the other in connection with the statements or omissions which resulted in such loss, liability, claim, damage or expense as well as any other relevant equitable considerations. The relative fault of the Indemnifying Party and of the Indemnified Party shall be determined by reference to, among other things, whether the untrue or alleged untrue statement of a material fact or the omission to state a material fact relates to information supplied by the Indemnifying Party or by the Indemnified Party and the parties’ relative intent, knowledge, access to information and opportunity to correct or prevent such statement or omission.

(f) Covenants of Holders.

(i) Each Holder agrees that, upon receipt of any notice from the Company of the happening of any event requiring the preparation of a supplement or amendment to a prospectus relating to Registrable Securities so that, as thereafter delivered to the Holders, such prospectus will not contain an untrue statement of a material fact or omit to state any material fact required to be stated therein or necessary to make the statements therein not misleading, each Holder will forthwith discontinue disposition of Registrable Securities pursuant to the registration statement contemplated by subsection 2.1(a) until its receipt of copies of the supplemented or amended prospectus from the Company and, if so directed by the Company, each Holder shall deliver to the Company all copies, other than permanent file copies then in such Holder’s possession, of the prospectus covering such Registrable Securities current at the time of receipt of such notice.

(ii) Each Holder severally agrees for a period of 90 days from the effective date of any registration (other than a registration effected solely to implement an employee benefit plan) of securities of the Company for any underwritten offering in which securities of the Company are sold not to sell, make any short sale of, loan, grant any option for the purchase of, or otherwise dispose of any Registrable Securities or any other stock of the Company held by such Holder, other than any shares of Registrable Securities included in such registration, without the prior written consent of the Company or the underwriters managing such underwritten offering, as the case may be; provided that this obligation is subject to the condition that all executive officers and directors of the Company shall enter into similar agreements.

(iii) Each Holder agrees to suspend, upon request of the Company, any disposition of Registrable Securities pursuant to the Registration Statement and prospectus contemplated by subsection 2.1(a) during any period, not to exceed in the aggregate 90 days in any 12-month period, when the Company determines in good faith that offers and sales pursuant thereto should not be made by reason of the presence of material, undisclosed circumstances or developments with respect to which the disclosure that would be required in such a prospectus is premature, would have an adverse effect on the Company or is otherwise inadvisable. Any such request by the Company shall be held confidential by the Holder.

(iv) Each Holder agrees to notify the Company, at any time when a prospectus relating to the registration statement contemplated by subsection 2.1(a) is required to be delivered by it under the Securities Act, of the occurrence of any event relating to the Holder which requires the preparation of a supplement or amendment to such prospectus so that, as thereafter delivered to the purchasers of Registrable Securities, such prospectus will not contain an untrue statement of a material fact or omit to state any material fact required to be stated therein or necessary to make the statements therein not misleading relating to the Holder, and each Holder shall promptly make available to the Company the information to enable the Company to prepare any such supplement or amendment. Each Holder also agrees that, upon delivery of any notice by it to the Company of the happening of any event of the kind described in the preceding sentence of this subsection, the Holder will forthwith discontinue disposition of Registrable Securities pursuant to such registration statement until its receipt of the copies of the supplemental or amended prospectus contemplated by this subsection, which the Company shall promptly make available to each Holder and, if so directed by the Company, each Holder shall deliver to the Company all copies, other than permanent file copies then in such Holder’s possession, of the prospectus covering such Registrable Securities current at the time of receipt of such notice.

(v) Each Holder shall promptly furnish to the Company such information regarding such Holder and the distribution proposed by such Holder as the Company may request in writing or as shall be required in connection with any registration, qualification or compliance referred to in this Section 2.1. Such Holder will promptly keep the Company informed as to all sales of Registrable Securities made under the Registration Statement and assist the Company in updating such information in the Registration Statement and any prospectus supplement relating thereto.

(vi) Each Holder hereby covenants with the Company (1) not to make any sale of the Shares without effectively causing the prospectus delivery requirements under the Securities Act to be satisfied, and (2) if such Shares are to be sold by any method or in any transaction other than on a national securities exchange, in the over-the-counter market, on the Nasdaq, in privately negotiated transactions, or in a combination of such methods, to notify the Company at least five business days prior to the date on which the Holder first offers to sell any such Shares.

(vii) Each Holder acknowledges and agrees that the Registrable Securities sold pursuant to the registration statement described in this Section 2.1 are not transferable on the books of the Company unless the stock certificate submitted to the transfer agent evidencing such Registrable Securities is accompanied by a certificate reasonably satisfactory to the Company to the effect that (A) the Registrable Securities have been sold in accordance with such registration statement and (B) the requirement of delivering a current prospectus has been satisfied.

(viii) Each Holder agrees that it will not effect any disposition of the Registrable Securities that would constitute a sale within the meaning of the Securities Act except as contemplated in the registration statement referred to in this Section 2.1. Each Holder agrees not to take any action with respect to any distribution deemed to be made pursuant to such registration statement that constitutes a violation of Regulation M under the Exchange Act or any other applicable rule, regulation or law.

(g) Rule 144 Reporting. With a view to making available to the Holders the benefits of certain rules and regulations of the SEC which at any time permit the sale of the Registrable Securities to the public without registration, the Company agrees to use its reasonable best efforts to:

(i) make and keep public information available, as those terms are understood and defined in Rule 144 under the Securities Act, at all times; and

(ii) file with the SEC in a timely manner all reports and other documents required of the Company under the Exchange Act.

(h) Transfer of Registration Rights. The rights to cause the Company to register Registrable Securities granted to the Holder by the Company under subsection 2.1(a) may be assigned in full by a Holder to an Affiliate of such Holder; provided that: (i) such transfer may otherwise be effected in accordance with applicable securities laws; (ii) such Holder gives prior written notice to the Company; and (iii) such transferee agrees to comply with the terms and provisions of this Agreement, the Amendment and the Letter Agreement and such transfer is otherwise in compliance with this Agreement, the Amendment and the Letter Agreement. Except as specifically permitted by this Section 2.1(h), the rights of a Holder with respect to Registrable Securities as set out herein shall not be transferable to any other Person, and any attempted transfer shall cause all rights of such Holder therein to be forfeited.

SECTION 3

MISCELLANEOUS

3.1 Governing Law. This Agreement shall be governed by and construed in accordance with the laws of the State of Delaware, without regard to any principles of conflicts of law thereof.

3.2 Severability. In the event that any provision of this Agreement becomes or is declared by a court of competent jurisdiction to be illegal, invalid, unenforceable or void, this Agreement shall continue in full force and effect without said provision. In such event, the parties shall negotiate, in good faith, a legal, valid and binding substitute provision which most nearly effects the intent of the parties in entering into this Agreement.

3.3 Notices. All notices and other communications required or permitted hereunder shall be in writing (or in the form of a telex or telecopy (confirmed in writing) to be given only during the recipient’s normal business hours unless arrangements have otherwise been made to receive such notice by telex or telecopy outside of normal business hours) and shall be mailed by registered or certified mail, postage prepaid, or otherwise delivered by hand, messenger, or telex or telecopy (as provided above) addressed (a) if to Mr. Ghandour, at such address as he shall have furnished to the Company in writing or (b) if to the Company, one copy should be sent to its principal executive offices and addressed to the attention of the President, or at such other address as the Company shall have furnished to Mr. Ghandour.

Each such notice or other communication shall for all purposes of this Agreement be treated as effective or having been given when delivered if delivered personally, or, if sent by mail, at the earlier of its receipt or 72 hours after the same has been deposited in a regularly maintained receptacle for the deposit of the United States mail, addressed and mailed as aforesaid, or, if by telex or telecopy pursuant to the above, when received.

3.4 Facsimile Signatures. Any signature page delivered by a fax machine or telecopy machine shall be binding to the same extent as an original signature page, with regard to any agreement subject to the terms hereof or any amendment thereto. Any party who delivers such a signature page agrees to later deliver an original counterpart to any party which requests it.

3.5 Counterparts. This Agreement may be executed in any number of counterparts, each of which shall be enforceable against the parties actually executing such counterparts and all of which together shall constitute one instrument.

3.6 Titles and Subtitles. The titles and subtitles used in this Agreement are used for convenience only and are not to be considered in construing or interpreting this Agreement.

3.7 Termination. Except as otherwise provided herein, this Agreement shall terminate on the tenth anniversary of the date hereof.

3.8 Waivers and Amendments. With the written consent of the Company and the Holders holding at least a majority of the Registrable Securities, any provision of this Agreement may be waived (either generally or in a particular instance, either retroactively or prospectively and either for a specified period of time or indefinitely) or amended. Upon the effectuation of each such waiver or amendment, the Company shall promptly give written notice thereof to the Holders, if any, who have not previously received notice thereof or consented thereto in writing.

3.9 Successors and Assigns. Except as otherwise provided herein, the provisions hereof shall inure to the benefit of and be binding upon, the successors, assigns, heirs, executors and administrators of the parties hereto.

3.10 Entire Agreement; Amendment. This Agreement constitutes the full and entire understanding and agreement between the parties with regard to the subject hereof.

3.11 Construction. Whenever the context so requires, the singular number includes the plural and vice versa, and a reference to one gender includes the other gender or the neuter.

3.12 Interpretation. The parties hereto acknowledge and agree that: (i) the rule of construction to the effect that any ambiguities are resolved against the drafting party shall not be employed in the interpretation of this Agreement, and (ii) the terms and provisions of this Agreement shall be construed fairly as to all parties hereto and not in favor of or against any party, regardless of which party was generally responsible for the preparation of this Agreement.

IN WITNESS WHEREOF, the parties have executed this Registration Rights Agreement as of the date first above written.

SYNTROLEUM CORPORATION

By:
Name:
Title:

ZIAD GHANDOUR

Ziad Ghandour

EXHIBIT C

INVESTOR QUESTIONNAIRE

Mr. Ziad Ghandour

Mr. Ziad Ghandour represents and warrants that he comes within each category marked below, and that for any category marked, he has truthfully set forth the factual basis or reason he comes within that category. The undersigned agrees to furnish any additional information that Syntroleum deems necessary in order to verify the answers set forth below.

(a)	The undersigned is an individual (not a partnership, corporation, etc.) whose individual net worth, or joint net worth with its spouse, presently exceeds $1,000,000.

Explanation. In calculating net worth you may include equity in personal property and real estate, including your principal residence, cash, short-term investments, stock and securities. Equity in personal property and real estate should be based on the fair market value of such property less debt secured by such property.

(b)	The undersigned is an individual (not a partnership, corporation, etc.) who had an income in excess of $200,000 in each of the two most recent years, or joint income with their spouse in excess of $300,000 in each of those years (in each case including foreign income, tax exempt income and full amount of capital gains and loses but excluding any income of other family members and any unrealized capital appreciation) and has a reasonable expectation of reaching the same income level in the current year.

(c)	The undersigned is a director or executive officer of Syntroleum.

(d)	The undersigned is a bank; a savings and loan association, insurance company, registered investment company; registered business development company; licensed small business investment (“SBIC”); and employee benefit plan within the meaning of Title 1 of ERISA and (a) the investment decision is made by a plan fiduciary which is either a bank, savings and loan association, insurance company or registered investment advisor, or (b) the plan has total assets in excess of $5,000,000 or is a self directed plan with investment decisions made solely by persons that are accredited investors.

(describe entity)

(e)	The undersigned is a private business development company as defined in section 202(a)(22) of the Investment Advisors Act of 1940;

(describe entity)

(f)	The undersigned is a corporation, partnership, or non profit organization within the meaning of Section 501(c)(3) of the Internal Revenue Code, in each case not formed for the specific purpose of acquiring the Securities and with total assets in excess of $5,000,000;

(describe entity)

(g)	The undersigned is a trust with total assets in excess of $5,000,000, not formed for the specific purpose of acquiring the Securities, where the purchase is directed by a “sophisticated person” as defined in Regulation 506(b)(2)(ii).

(h)	The undersigned is an entity all the equity owners of which are “accredited investors” within one or more of the above categories. If relying upon this Category alone, each equity owner must complete a separate copy of this Agreement.

(describe entity)

THE UNDERSIGNED IS INFORMED OF THE SIGNIFICANCE TO YOU OF THE FOREGOING REPRESENTATIONS, AND THEY ARE MADE WITH THE INTENTION THAT YOU WILL RELY ON THEM.

B.	MANNER IN WHICH TITLE TO BE HELD (check one)

1.	Individual Ownership
2.	Community Property
3.	Joint Tenant with Right of Survivorship (both parties must sign)
4.	Partnership
5.	Tenants in Common
6.	Corporation
7.	Trust
8.	Other

C.	NASD AFFILIATION

If the Purchaser is a member of the NASD or an affiliate or associate (within the meaning of the rules of the NASD) of such a member, so indicate below and describe any applicable affiliation or association. If none, so state.

IN WITNESS WHEREOF, the undersigned has executed the Questionnaire on                     , 2005.

Mr. Ziad Ghandour

SYNTROLEUM CORPORATION

THIS PROXY IS SOLICITED ON BEHALF OF THE BOARD OF DIRECTORS

The undersigned hereby appoints Kenneth L. Agee, John B. Holmes, Jr. and Richard L. Edmonson, and each of them individually with the power of substitution, as Proxy or Proxies of the undersigned, to attend and act for and on behalf of the undersigned at the Annual Meeting of Stockholders of Syntroleum Corporation (the “Company”) to be held at Tulsa Community College, West Campus, 7505 West 41st Street, Tulsa, Oklahoma 74107 on April 25, 2005 at 3:00 p.m. local time and at any adjournment thereof, hereby revoking any prior Proxy or Proxies. This Proxy when properly executed will be voted as directed on the reverse hereof by the undersigned. If no direction is made, shares will be voted “FOR” proposals 2, 3, and 4 and “FOR” the election of directors named in the Proxy.

(Continued and to be signed on the reverse side)

ANNUAL MEETING OF STOCKHOLDERS OF

SYNTROLEUM CORPORATION

April 25, 2005

PROXY VOTING INSTRUCTIONS

MAIL - Date, sign and mail your proxy card in the envelope provided as soon as possible.	COMPANY NUMBER ACCOUNT NUMBER
-OR-
TELEPHONE - Call toll-free 1-800-PROXIES (1-800-776-9437) from any touch-tone telephone and follow the instructions. Have your proxy card available when you call.
-OR-
INTERNET - Access “www.voteproxy.com” and follow the on-screen instructions. Have your proxy card available when you access the web page.

Please detach along perforated line and mail in the envelope provided IF you are not voting via telephone or the Internet.

The Board of Directors recommends that you vote “FOR” each of the nominees and “FOR” each of the proposals.

The proposals listed below are being proposed by the Company.

PLEASE SIGN, DATE AND RETURN PROMPTLY IN THE ENCLOSED ENVELOPE. PLEASE MARK YOUR

VOTE IN BLUE OR BLACK INK AS SHOWN HERE ☒

1.	Election of Directors:
NOMINEES:
	☐ FOR ALL NOMINEES	☐ Alvin R. Albe, Jr.
	☐ WITHHOLD AUTHORITY FOR ALL NOMINEES	☐ Robert A. Day
	☐ FOR ALL EXCEPT (See instructions below)	☐ J. Edward Sheridan

INSTRUCTION:	To withhold authority to vote for any individual nominee(s), mark “FOR ALL EXCEPT”
and fill in the circle next to each nominee you wish to withhold, as shown here: ☒

2.	Adoption of the Syntroleum Corporation 2005 Stock Incentive Plan.	FOR	☐	AGAINST	☐	ABSTAIN	☐

3.	Approval of the Issuance of Shares and Warrants to Mr. Ziad Ghandour.	FOR	☐	AGAINST	☐	ABSTAIN	☐

4.	Ratification of Appointment of Accountants.	FOR	☐	AGAINST	☐	ABSTAIN	☐

5.	In their discretion, the proxies are authorized to vote upon such other matters as may properly come before the meeting.

To change the address on your account, please check the box at right and indicate your new address in the address space above. Please note that changes to the registered name(s) on the account may not be submitted via this method.  ☐

Signature of Stockholder	Date:	Signature of Stockholder	Date:

Note:	Please sign exactly as your name or names appear on this Proxy. When shares are held jointly, each holder should sign. When signing as executor, administrator, attorney, trustee or guardian, please give full title as such. If the signer is a corporation, please sign full corporate name by duly authorized officer, giving full title as such. If signer is a partnership, please sign in partnership name by authorized person.